                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  APRIL 30

Date of reporting period: APRIL 30, 2012

Item 1.     REPORT TO SHAREHOLDERS.

ANNUAL REPORT
A P R I L 3 0 , 2 0 1 2

MARKET VECTORS
CORPORATE BOND ETFs

Fallen Angel High Yield Bond ETF	(ANGL)
Investment Grade Floating Rate ETF	(FLTR)

MARKET VECTORS
EQUITY INCOME ETFs

Mortgage REIT Income ETF	(MORT)

MARKET VECTORS
INTERNATIONAL BOND ETFs

Emerging Markets Local Currency Bond ETF	(EMLC)
International High Yield Bond ETF	(IHY)
LatAm Aggregate Bond ETF	(BONO)
Renminbi Bond ETF	(CHLC)

MARKET VECTORS
MUNICIPAL INCOME ETFs

CEF Municipal Income ETF	(XMPT)
High-Yield Municipal Index ETF	(HYD)
Intermediate Municipal Index ETF	(ITM)
Long Municipal Index ETF	(MLN)
Pre-Refunded Municipal Index ETF	(PRB)
Short Municipal Index ETF	(SMB)

MARKET VECTORS INCOME ETFs

Dear Shareholder:

We are pleased to present this annual report for the income-oriented funds of the Market Vectors ETF Trust for the twelve months ended April 30, 2012.

This twelve-month period produced strong performance and sustained growth in assets for the fixed income exchange-traded fund (ETF) industry in general, as well as Market Vectors’ growing family of income-oriented ETFs. Assets under management for Market Vectors’ 13 income-oriented ETFs, as of April 30, 2012, are $2.1 billion, $1.3 billion of which is managed across our municipal bond ETFs.

Strong market demand for municipal bonds helps, but we also believe our ETFs offer an attractive combination higher potential yield than similar products and competitive pricing. In each municipal bond category, our ETFs’ net expense ratios either match or beat those of other competitors. You can keep abreast of the municipal bond market by reading Jim Colby’s weekly blog, Muni NationSM at marketvectorsetfs.com

Finding sources of income in today’s low interest rate environment is an important goal of many investors. Over the last year, we have concentrated on introducing new ETFs that offer innovative and cost efficient access to income sources globally.

Expansion of our Income-Oriented ETF Family
In 2012, we expanded our Market Vectors family of income-oriented ETFs with two products focused on different areas of the high-yield corporate bond market:

▪

International High Yield Bond ETF (IHY)—Launched 4/2/12, the fund participates in high-yield corporate bonds issued outside the U.S., and also corporate bonds of emerging markets. These bonds recently have offered higher yields and lower historic default rates than their U.S. high-yield counterparts.

▪

Fallen Angel High Yield Bond Fund ETF (ANGL)—Launched 4/10/12, the fund holds bonds that were investment-grade at issue but have since been downgraded to high yield. As the first Fallen Angel fund in the ETF industry, ANGL has expanded access to this unique segment of the corporate high yield bond market, which historically has performed better than other high-yield issues with similar risk profiles.

Market Review
Over the twelve months, investors took advantage of price gains driven by falling yields along with strong demand for bond exposures during a period of stock market volatility. Yields on 10-year U.S. Treasuries declined from 3.29% on 4/30/11 to 1.92% on 4/30/12. Falling yields drove a broad benchmark of U.S. bond market performance, the Barclays Capital U.S. Aggregate Bond Index†, to a total return of 7.54% for the twelve months, beating the 4.76% performance of the S&P® 500 Index††.

Two sustained fixed income themes during this period were:

▪	investors’ continued search for yield;

▪	attractive risk-reward tradeoffs in intermediate-term bonds.

With the Federal Reserve continuing to maintain its Fed Funds target rate at zero to 0.25%, demand increased for virtually all types of bonds with attractive yield, including municipals. For the twelve months ending 4/30/12, Barclays Capital Municipal Bond Index‡ returned 11.36%, which made munis a top-performing asset class in many investors’ portfolios. Diverse sectors of the high-yield bond market, ranging from international and emerging markets to “Fallen Angels,” also benefitted from investors searching for yield.

The U.S. bond ETF industry has grown large enough for its net inflows to be a meaningful measure of investor demand. As of March 2012, the industry included 187 bond ETFs with $202.6 billion in total assets.1

Two bond ETF categories—Intermediate-Term and High Yield—attracted $30.2 billion of combined net inflow during the period ending 4/30/12, according to Morningstar. As shown in the table below, they ranked second and fourth, respectively, among all ETF categories for the year, and both significantly increased market share.

Net Inflow Rank among ETF Categories	Morningstar ETF Category	Net Inflows in $ millions*	Market Share (Rank) 2011**		Market Share (Rank) 2012***
1	Diversified Emerging Markets (Equity)	$17,992	8.99	% (2nd)	8.65	% (2nd)
2	Intermediate-Term Bond (Fixed Income)	$17,926	2.77	% (9th)	4.20	% (7th)
3	Large Blend (Equity)	$17,049	15.59	% (1st)	16.34	% (1st)
4	High-Yield Bond (Fixed Income)	$12,273	1.48	% (17th)	2.40	% (10th)

*	As of 4/30/12.
**	Based on Total Net Assets as of 3/31/11.
***	Based on Total Net Assets as of 3/31/12.
Source: Morningstar Asset Flows

In contrast, investors added just $7.3 billion of net flows to Long-Term Bond ETFs during this period. Although municipal bonds remain a relatively small segment of the ETF industry, net inflows were healthy for both National Long ($1.06 billion) and National Intermediate ($309 million) Morningstar categories.

High-Yield Bonds Review

The search-for-yield theme has powerful drivers, and Market Vector’s view is that they could carry momentum throughout 2012 and beyond. Through our income-oriented ETFs, we are continuing to offer investors new ways to get yield, while also leveraging the liquidity, transparency and index-tracking benefits of ETFs.

As of the date of this report, the strength of this theme can be seen in net inflows for all types of high-yield funds including mutual funds, closed-end funds and ETFs. Relatively low rates of redemptions in high-yield funds indicate investors are: 1) committing assets to higher-yielding fixed income investments for some length of time, not a short-term window of opportunity; and 2) not very concerned about the potential for higher interest rates (and price declines) in the near-term.

In January 2012, the Federal Reserve announced that it plans to maintain exceptionally low interest rates until at least late 2014 to stimulate U.S. economic growth and employment. Although opinions differ on the Federal Open Market Committee (FOMC) about the strength of the U.S. economic recovery, there has not been much disagreement about the need to keep rates low.

In April 2012, the Bureau of Labor Statistics reported that the U.S. unemployment rate for full-time workers fell to 8.1%, its lowest level since January 2009. However, the U.S. civilian labor force has been virtually flat over the past three years, while the U.S. population has increased by about 8.9 million people, according to the U.S. Census. This disparity may be a key factor in the Fed’s outlook and rate decisions. Another factor in Fed thinking may be the moderation of U.S. inflation that occurred in early 2012. For February, March and April of this year, the Bureau of Labor Statistics reported seasonally adjusted changes in the CPI-U (Consumer Price Index: All Urban Consumers) of 0.4%, 0.3% and 0.0%, respectively.2 The unadjusted twelve-month change in the index for the twelve months ending in April 2012 was 2.3%.

In Europe, inflation has remained relatively subdued, but monetary easing and stimulus measures by the European Central Bank (ECB), in response to fiscal problems of Greece and Spain, could increase inflationary pressures. The April election of François Hollande, a Socialist Party candidate, as President of France is widely viewed as a catalyst that could tilt European economic policies toward new rounds of monetary loosening.

The search-for-yield theme, therefore, is being driven by three powerful forces: 1) central banks’ commitments to low interest rates; 2) the potential for increased inflationary pressures; and 3) stock market volatility. In essence, investors need more yield to be prepared for future cost increases, and they are not yet very worried about the potential for bond price declines driven by higher rates. In terms of price volatility, many investors still think bonds have relatively better risk-reward profiles than stocks.

Market Vectors’ income-oriented ETF menu expansion efforts in 2012 have helped to increase choice and diversification in the high-yield space. Traditionally, the U.S. market has dominated high-yield issuance, but that has been changing. According to Bank of America Merrill Lynch, from 2000 through 2011 non-U.S. issuers more than doubled their share of global high-yield corporate bond market value, from 16.3% to 35.0%.

The advantages of adding international high-yield exposures include both yield and quality. Outside the U.S., 93.7% of high-yield bonds are rated in the top two credit categories (BB and B), compared to 84.0% in the U.S.3 Toward the end of 1Q’12, yields of international high-yield corporate bonds averaged 8.33%, which was 1.20% more than their U.S. counterparts.4

Market Vectors launch of the International High Yield Bond ETF (IHY) in April expanded investors’ ability to diversify high-yield exposure among diverse global regions, issuers, currencies and industry groups.

International Fixed Income Review

Market Vectors launched Renminbi Bond ETF (CHLC) on 10/11/11 as a vehicle for tracking performance of Chinese Renminbi-denominated (“Dim Sum”) bonds investable outside Mainland China. The Renminbi’s exchange rate against the dollar continues to be controlled by the Chinese government within a narrow band of 1% above or below the daily reference rate. The Dim Sum bond market continues to expand and may potentially attract more investor attention as it matures. The market saw a significant milestone in April, when the London Stock Exchange listed the first Renminbi-denominated bond offered outside China or Hong Kong. Until the start of this year, issuers were able to sell Dim Sum bonds at very low yields because investors were expecting a more rapid appreciation of the Yuan. This has not been the case and yields have been steadily increasing to compensate investors for increased volatility and additional foreign exchange risks.

As of the date of this report, LatAm Aggregate Bond ETF (BONO) remained the only U.S. listed ETF to offer broad exposure to both corporate and government debt in Latin America. The fund remains positioned to offer investors access to the region’s solid government finances, expanding consumer base and its diverse and dynamic economic growth. Outside of Brazil, Mexico and maybe Hugo Chavez in Venezuela, Latin America has fallen off the radar screen of many American investors for much of the last 10 years. We believe BONO is well positioned for when investors wake up to the steady growth, fiscal discipline and attractive yields available in Latin America.

Emerging Markets Local Currency Bond ETF (EMLC) has continued to experience inflows with more than $700 million in assets acquired since its launch on 7/22/10. Performance was negatively impacted over the past year by the dollar’s strength versus most emerging market currencies. Technical factors supporting emerging market debt remain attractive based on higher GDP growth rates and lower debt-to-GDP ratios, relative to developed economies.

Mortgage REIT Review

The last twelve months have produced favorable conditions for mortgage REITs, which typically use short-term funding to invest in longer-term mortgage-backed securities. REIT margins are driven by the rate spread on the yield curve, and they are highly sensitive to short-term rates, which have been low and stable during this period. The industry’s financial health also depends on access to short-term financing and moderate rates of mortgage prepayments, two conditions that also have existed recently.

Mortgage REITs are required to distribute annually at least 90% of ordinary taxable income to shareholders in the form of dividends. In recent years, dividend yields have been very attractive to investors, and consistently higher than yields of equity REITs.

Three trends have the potential to impact mortgage REIT performance going forward:

▪

The yield curve has flattened as the Fed has implemented “Operation Twist” and long-term interest rates have declined. This has compressed mortgage REITs’ margins, and it also may accelerate mortgage refinancing and prepayment activity;

▪	The Obama Administration is promoting government-backed plans that ultimately could help about several million underwater homeowners refinance mortgages;

▪

The impact of large momentum swings in the equities market does impact mortgage REITs, which technically are equity vehicles. However, the high dividends of mortgage REITs may help to smooth volatility compared to non-dividend-paying equities.

Municipal Bond Market Review

This twelve-month period produced two remarkably different phases for municipal bonds. The first, which carried over from early 2011, featured concerns about municipal credit quality as voiced by analyst Meredith Whitney’s default predictions on Sixty Minutes in December 2010. From this national TV exposure through August 2011, net outflows from municipal bond mutual funds totaled about $36.5 billion.[5]

The second phase began in the summer of 2011, when anecdotal evidence and analysts’ comments increased optimism about muni issuers’ credit quality and financial health. During the fourth quarter, healthy cash inflows combined with the largest quarter ever for reinvestment from maturing, called or refinanced bonds. This helped the market end calendar year 2011 with strong performance for most leading muni indexes.

An underlying story from 2011, which has carried over into 2012, was a steeper municipal yield curve, which has created attractive yields in the intermediate part of the curve (10 to 14 years). Also, the narrowing of credit spreads between AAA-rated and BBB-rated issues has helped the performance of high-yield muni bonds and funds. Although several high-profile defaults have captured headlines (e.g., Jefferson County, AL; Harrisburg, PA), there has been virtually no contagion to the rest of the market, including the high-yield sector.

In early 2012, strong investor demand coincided with an unusually thin new-issue supply calendar to push municipal yields to all-time lows across most of the curve. As investors hesitated to buy bonds at unrewarding yields, California and Puerto Rico then brought large new issues to market, which produced a temporary retreat in bond prices.

In summary, virtually all sectors of the muni bond market, and the Market Vectors ETFs representing them, produced strong performance over the twelve months ending 4/30/12:

▪	The long-maturity munis held by Market Vectors Long Municipal Index ETF (MLN) took advantage of falling yields and price gains.

▪	Issues held by Market Vectors Intermediate Municipal Index ETF (ITM) took advantage of yield curve steepening.

▪	Bonds rated below investment grade benefitted from investors’ search for yield and credit spread narrowing aided the Market Vectors High-Yield Municipal Index ETF (HYD).

Looking beyond this twelve-month period, municipal supply-demand conditions appear favorable for the near future, with sustained cash inflows from investors and a modest new supply schedule.

* * * * * *

In summary, during this twelve-month period, Market Vectors income-oriented ETFs experienced a significant expansion in funds, assets and choices available. Each of our 13 income-oriented ETFs offer diversification, intraday access and competitive yields, all of which remain key benefits for investors, whatever the current market conditions. During the twelve-month period ended 4/30/12, total assets under management in Market Vectors income-oriented ETFs increased by more than $1.1 billion.

On the following pages, you will find the performance record of each of the income-oriented funds of the Market Vectors ETF Trust for the twelve-month period ended 4/30/12. You will also find their financial statements and portfolio information. We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

May 24, 2012

Yield curve: line that plots the relationship between the interest rate, at a set point in time, that a bond pays and when that bond matures.

Credit spread: The spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

†

Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, CMBS.

††	S&P® (Standard & Poor’s) 500 Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

‡	Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

[1]	Source: Investment Company Institute at http://www.ici.org/research/stats/etf/etfs_03_12

[2]	http://www.bls.gov/news.release/cpi.t01.htm

[3]	Sources: Bank of America Merrill Lynch Global Index Systems, Bank of America Merrill Lynch Global ex-U.S. Issuers High Yield Constrained Index.

[4]	Bank of America Merrill Lynch.

[5]	Investment Company Institute, Weekly Flows of Long-Term Mutual Funds for the period from 12/31/10 through 8/31/11. http://www.ici.org/info/flows_data_2012.xls

CEF MUNICIPAL INCOME ETF (XMPT)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	CEFMXTR[2]

Life*	16.38%	15.84%	16.28%

*since 7/12/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors CEF Municipal Income ETF was 7/12/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/12/11) to the first day of secondary market trading in shares of the Fund (7/13/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.36% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

S-Network Municipal Bond Closed-End Fund IndexSM is calculated and maintained by S-Network Global Indexes, LLC. S-Network does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is composed of shares of municipal closed-end funds listed in the United States that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

CEF Municipal Income ETF (XMPT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for XMPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 13, 2011* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.5%
Greater than or Equal to 0.5% And Less Than 1.0%	8	4.0%
Greater than or Equal to 0.0% And Less Than 0.5%	138	68.6%
Greater than or Equal to -0.5% And Less Than 0.0%	47	23.4%
Greater than or Equal to -1.0% And Less Than -0.5%	5	2.5%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.5%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.5%

	201	100.0%

*	First day of secondary market trading.

EMERGING MARKETS LOCAL CURRENCY BOND ETF (EMLC)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	GBIEMCOR[2]

One Year	(0.44)%	(0.34)%	0.50%
Life (annualized)*	7.78%	7.48%	8.54%
Life (cumulative)*	14.20%	13.63%	15.66%

*since 7/22/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets Local Currency Bond ETF was 7/22/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/10) to the first day of secondary market trading in shares of the Fund (7/23/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.47% / Net Expense Ratio 0.47%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least September 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors Emerging Markets Local Currency Bond ETF (EMLC) is not sponsored, endorsed, sold or promoted by J.P. Morgan and J.P. Morgan makes no representation regarding the advisability of investing in EMLC. J.P. Morgan does not warrant the completeness or accuracy of the J.P. Morgan GBI-EMG Core Index. “J.P. Morgan” is a registered service mark of JPMorgan Chase & Co.© 2010. JPMorgan Chase & Co. All rights reserved.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

J.P. Morgan Government Bond Index–Emerging Markets Global Core (GBIEMCOR) is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Index is designed to be investible and includes only those countries that are accessible by most of the international investor base.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Emerging Markets Local Currency ETF (EMLC)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EMLC is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 23, 2010* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	6	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	49	11.0%
Greater than or Equal to 0.5% And Less Than 1.0%	199	44.8%
Greater than or Equal to 0.0% And Less Than 0.5%	136	30.5%
Greater than or Equal to -0.5% And Less Than 0.0%	39	8.7%
Greater than or Equal to -1.0% And Less Than -0.5%	11	2.5%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	446	100.0%

*	First day of secondary market trading.

FALLEN ANGEL HIGH YIELD BOND ETF (ANGL)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	HOFA[2]

Life*	2.20%	0.80%	1.04%

*since 4/10/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Fallen Angel High Yield Bond ETF (ANGL) was 4/10/12.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/10/12) to the first day of secondary market trading in shares of the Fund (4/11/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 6.27% / Net Expense Ratio 0.40%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

The BofA Merrill Lynch US Fallen Angel High Yield Index (H0FA) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Fallen Angel High Yield Bond ETF (ANGL)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ANGL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 11, 2012* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	3	23.1%
Greater than or Equal to 1.5% And Less Than 2.0%	4	30.8%
Greater than or Equal to 1.0% And Less Than 1.5%	5	38.4%
Greater than or Equal to 0.5% And Less Than 1.0%	1	7.7%
Greater than or Equal to 0.0% And Less Than 0.5%	0	0.0%
Greater than or Equal to -0.5% And Less Than 0.0%	0	0.0%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	13	100.0%

*	First day of secondary market trading.

HIGH-YIELD MUNICIPAL INDEX ETF (HYD)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LMEHTR[2]

One Year	17.62%	17.90%	16.64%
Life (annualized)*	13.88%	13.79%	14.77%
Life (cumulative)*	52.24%	51.83%	56.16%

*since 2/4/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors High-Yield Municipal Index ETF was 2/4/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/4/09) to the first day of secondary market trading in shares of the Fund (2/5/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.35%
The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Capital Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Funds or security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Barclays Capital Municipal Custom High Yield Composite Index is made up of a 25%/75% blend of investment grade triple-B and non-investment grade munis, and draws 75% of its holdings from bonds issued as part of transaction sizes of $100 million or more. To be included in the Index, bonds must have an outstanding par value of at least $3 million for non-investment grade and $7 million for investment grade; 25% of index in investment-grade triple-B bonds issued as part of transaction sizes of at least $100 million in value; 50% of index in non-investment grade bonds issued as part of transaction of at least $100 million; 25% of index in non-investment grade bonds issued as part of transaction of $20-$100 million in size; fixed rate; nominal maturity of greater than one year; dated-date after 12/31/1990.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

High-Yield Municipal Index ETF (HYD)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HYD is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 5, 2009* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	12	1.5%
Greater than or Equal to 2.5% And Less Than 3.0%	17	2.1%
Greater than or Equal to 2.0% And Less Than 2.5%	37	4.5%
Greater than or Equal to 1.5% And Less Than 2.0%	69	8.5%
Greater than or Equal to 1.0% And Less Than 1.5%	136	16.7%
Greater than or Equal to 0.5% And Less Than 1.0%	224	27.5%
Greater than or Equal to 0.0% And Less Than 0.5%	194	23.8%
Greater than or Equal to -0.5% And Less Than 0.0%	56	6.9%
Greater than or Equal to -1.0% And Less Than -0.5%	31	3.8%
Greater than or Equal to -1.5% And Less Than -1.0%	16	2.0%
Greater than or Equal to -2.0% And Less Than -1.5%	6	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	9	1.1%
Less Than -3.0%	4	0.5%

	814	100.0%

*	First day of secondary market trading.

INTERMEDIATE MUNICIPAL INDEX ETF (ITM)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT2TR2

One Year	12.05%	12.02%	12.51%
Life (annualized)*	6.15%	6.12%	6.97%
Life (cumulative)*	30.08%	29.90%	34.58%

*since 12/4/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Intermediate Municipal Index ETF was 12/4/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/4/07) to the first day of secondary market trading in shares of the Fund (12/6/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%
The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Capital Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Barclays Capital AMT-Free Intermediate Continuous Municipal Index is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least six years but less than seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Intermediate Municipal Index ETF (ITM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ITM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 6, 2007* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	3	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.5%
Greater than or Equal to 1.0% And Less Than 1.5%	33	3.0%
Greater than or Equal to 0.5% And Less Than 1.0%	130	11.7%
Greater than or Equal to 0.0% And Less Than 0.5%	676	61.0%
Greater than or Equal to -0.5% And Less Than 0.0%	159	14.4%
Greater than or Equal to -1.0% And Less Than -0.5%	48	4.3%
Greater than or Equal to -1.5% And Less Than -1.0%	18	1.6%
Greater than or Equal to -2.0% And Less Than -1.5%	11	1.0%
Greater than or Equal to -2.5% And Less Than -2.0%	7	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.3%
Less Than -3.0%	6	0.5%

	1107	100.0%

*	First day of secondary market trading.

INTERNATIONAL HIGH YIELD BOND ETF (IHY)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	HXUS[2]

Life*	0.72%	(0.12)%	0.05%

*since 4/2/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors International High Yield Bond ETF was 4/2/12.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/2/12) to the first day of secondary market trading in shares of the Fund (4/3/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.85% / Net Expense Ratio 0.40%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States denominated in Euros, U.S. dollars, Canadian dollars or pound sterling issued in the major domestic or eurobond markets.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

International High Yield Bond ETF (IHY)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IHY is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 3, 2012* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	7	38.9%
Greater than or Equal to 2.5% And Less Than 3.0%	2	11.1%
Greater than or Equal to 2.0% And Less Than 2.5%	4	22.2%
Greater than or Equal to 1.5% And Less Than 2.0%	2	11.1%
Greater than or Equal to 1.0% And Less Than 1.5%	1	5.6%
Greater than or Equal to 0.5% And Less Than 1.0%	2	11.1%
Greater than or Equal to 0.0% And Less Than 0.5%	0	0.0%
Greater than or Equal to -0.5% And Less Than 0.0%	0	0.0%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	18	100.0%

*	First day of secondary market trading.

INVESTMENT GRADE FLOATING RATE ETF (FLTR)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	MVFLTR[2]

One Year	(3.17)%	(1.40)%	(0.81)%
Life (annualized)*	(2.82)%	(1.38)%	(0.78)%
Life (cumulative)*	(2.86)%	(1.40)%	(0.79)%

*since 4/25/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Investment Grade Floating Rate ETF (FLTR) was 4/25/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/25/11) to the first day of secondary market trading in shares of the Fund (4/26/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.92% / Net Expense Ratio 0.19%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.19% of the Fund’s average daily net assets per year until at least September 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors Investment Grade Floating Rate ETF (the “Fund”) is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates (together, “Wells Fargo”). The Market Vectors Investment Grade Floating Rate Index (a wholly owned subsidiary of the Adviser), (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (the “Index Provider”), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, Inc. (the “Index Calculator”) to calculate the Index. Neither Wells Fargo nor the Index Calculator guarantees the accuracy and/or completeness of the Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Index. The Index is calculated by Interactive Data Pricing and Reference Data, Inc., which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The Market Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

TMarket Vectors Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes issued by corporate issuers or similar commercial entities that are public reporting companies in the U.S. and rated investment grade by at least one of three rating services: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch International Rating Agency (“Fitch”). Investment grade securities are those rated Baa3 or higher by Moody’s or rated BBB- or higher by S&P or Fitch.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Investment Grade Floating Rate ETF (FLTR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for FLTR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 26, 2011* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	3	1.2%
Greater than or Equal to 0.5% And Less Than 1.0%	42	16.5%
Greater than or Equal to 0.0% And Less Than 0.5%	60	23.4%
Greater than or Equal to -0.5% And Less Than 0.0%	30	11.8%
Greater than or Equal to -1.0% And Less Than -0.5%	40	15.7%
Greater than or Equal to -1.5% And Less Than -1.0%	41	16.1%
Greater than or Equal to -2.0% And Less Than -1.5%	28	11.0%
Greater than or Equal to -2.5% And Less Than -2.0%	8	3.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	1.2%
Less Than -3.0%	0	0.0%

	255	100.0%

*	First day of secondary market trading.

LATAM AGGREGATE BOND ETF (BONO)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LATS[2]

Life*	5.62%	6.05%	9.18%

*since 5/11/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors LatAm Aggregate Bond ETF was 5/11/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/11/11) to the first day of secondary market trading in shares of the Fund (5/12/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.92% / Net Expense Ratio 0.49%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least September 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

The BofA Merrill Lynch Broad Latin America Bond Index (LATS) is composed of external and local currency Latin American sovereign debt and the external debt of non-sovereign Latin American issuers denominated in USD or Euros.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

LatAm Aggregate Bond ETF (BONO)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BONO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 12, 2011* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	3	1.2%
Greater than or Equal to 1.0% And Less Than 1.5%	9	3.7%
Greater than or Equal to 0.5% And Less Than 1.0%	21	8.6%
Greater than or Equal to 0.0% And Less Than 0.5%	37	15.2%
Greater than or Equal to -0.5% And Less Than 0.0%	38	15.6%
Greater than or Equal to -1.0% And Less Than -0.5%	71	29.4%
Greater than or Equal to -1.5% And Less Than -1.0%	45	18.5%
Greater than or Equal to -2.0% And Less Than -1.5%	12	4.9%
Greater than or Equal to -2.5% And Less Than -2.0%	7	2.9%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	243	100.0%

*	First day of secondary market trading.

LONG MUNICIPAL INDEX ETF (MLN)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT3TR2

One Year	18.40%	17.67%	18.07%
Life (annualized)*	4.25%	4.19%	6.10%
Life (cumulative)*	19.72%	19.45%	29.22%

*since 1/2/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Long Municipal Index ETF was 1/2/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/2/08) to the first day of secondary market trading in shares of the Fund (1/7/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%
The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Capital Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Barclays Capital AMT-Free Long Continuous Municipal Index is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Long Municipal Index ETF (MLN)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MLN is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 7, 2008* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	5	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.6%
Greater than or Equal to 1.5% And Less Than 2.0%	11	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	17	1.6%
Greater than or Equal to 0.5% And Less Than 1.0%	94	8.6%
Greater than or Equal to 0.0% And Less Than 0.5%	473	43.5%
Greater than or Equal to -0.5% And Less Than 0.0%	219	20.1%
Greater than or Equal to -1.0% And Less Than -0.5%	128	11.8%
Greater than or Equal to -1.5% And Less Than -1.0%	60	5.5%
Greater than or Equal to -2.0% And Less Than -1.5%	37	3.4%
Greater than or Equal to -2.5% And Less Than -2.0%	15	1.4%
Greater than or Equal to -3.0% And Less Than -2.5%	7	0.6%
Less Than -3.0%	13	1.2%

	1087	100.0%

*	First day of secondary market trading.

MORTGAGE REIT INCOME ETF (MORT)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	MVMORTTR[2]

Life*	11.16%	10.87%	8.11%

*since 8/16/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Mortgage REIT ETF was 8/16/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/16/11) to the first day of secondary market trading in shares of the Fund (8/17/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.19% / Net Expense Ratio 0.40%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors Global Mortgage REITs Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Mortgage REIT Income ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Global Mortgage REITs Index (MVMORTTR) is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Mortgage REIT ETF (MORT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MORT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 17, 2011* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	3	1.7%
Greater than or Equal to 0.5% And Less Than 1.0%	9	5.1%
Greater than or Equal to 0.0% And Less Than 0.5%	113	64.2%
Greater than or Equal to -0.5% And Less Than 0.0%	42	23.9%
Greater than or Equal to -1.0% And Less Than -0.5%	7	4.0%
Greater than or Equal to -1.5% And Less Than -1.0%	2	1.1%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	176	100.0%

*	First day of secondary market trading.

PRE-REFUNDED MUNICIPAL INDEX ETF (PRB)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LMPETR[2]

One Year	2.83%	2.74%	2.69%
Life (annualized)*	2.05%	2.13%	2.50%
Life (cumulative)*	6.78%	7.07%	8.33%
*since 2/2/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Pre-Refunded Municipal Index ETF was 2/2/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/2/09) to the first day of secondary market trading in shares of the Fund (2/3/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%
The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Capital Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Barclays Capital Municipal Pre-Refunded—Treasury-Escrowed Index is comprised of pre-refunded and escrowed-to-maturity municipal securities secured by an escrow or trust account containing obligations that are directly issued or unconditionally guaranteed by the U.S. government. The escrowed securities consist solely of U.S. Treasury obligations. To be included in the Index, bonds must have a nominal maturity of 1-30 years; outstanding par value of at least $7 million; issued as part of transaction of at least $75 million in value; fixed rate coupon and denominated in U.S. dollars.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Pre-Refunded Municipal Index ETF (PRB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PRB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 3, 2009* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	31	3.8%
Greater than or Equal to 0.0% And Less Than 0.5%	363	44.5%
Greater than or Equal to -0.5% And Less Than 0.0%	275	33.7%
Greater than or Equal to -1.0% And Less Than -0.5%	111	13.6%
Greater than or Equal to -1.5% And Less Than -1.0%	34	4.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%

	816	100.0%

*	First day of secondary market trading.

RENMINBI BOND ETF (CHLC)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	MVCHLC[2]

Life*	4.24%	3.61%	2.80%

*since 10/11/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Renminbi Bond ETF was 10/11/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/11/11) to the first day of secondary market trading in shares of the Fund (10/12/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 3.32% / Net Expense Ratio 0.39%
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year until at least September 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Renminbi Bond Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Renminbi Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

[2]

Market Vectors Renminbi Bond Index (MVCHLC) is designed to track the performance of fixed-rate, Chinese Renminbi (“RMB”)-denominated bonds that are available to market participants outside of mainland China issued by Chinese or non-Chinese corporate, governmental, quasi-governmental or supranational issuers (“RMB Bonds”).

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Renminbi Bond ETF (CHLC)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for CHLC is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 12, 2011* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	12	8.8%
Greater than or Equal to 2.5% And Less Than 3.0%	13	9.6%
Greater than or Equal to 2.0% And Less Than 2.5%	5	3.7%
Greater than or Equal to 1.5% And Less Than 2.0%	12	8.8%
Greater than or Equal to 1.0% And Less Than 1.5%	32	23.5%
Greater than or Equal to 0.5% And Less Than 1.0%	44	32.3%
Greater than or Equal to 0.0% And Less Than 0.5%	10	7.4%
Greater than or Equal to -0.5% And Less Than 0.0%	8	5.9%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	136	100.0%

*	First day of secondary market trading.

SHORT MUNICIPAL INDEX ETF (SMB)

PERFORMANCE COMPARISON
April 30, 2012 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT1TR2

One Year	4.63%	4.16%	4.81%
Life (annualized)*	4.12%	4.04%	4.64%
Life (cumulative)*	18.42%	18.03%	20.90%

*since 2/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Short Municipal Index ETF was 2/22/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/22/08) to the first day of secondary market trading in shares of the Fund (2/26/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.20%
The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Capital Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Barclays Capital AMT-Free Short Continuous Municipal Index is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least one year but less than six years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Short Municipal Index ETF (SMB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 26, 2008* through April 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.2%
Greater than or Equal to 1.0% And Less Than 1.5%	19	1.8%
Greater than or Equal to 0.5% And Less Than 1.0%	170	16.1%
Greater than or Equal to 0.0% And Less Than 0.5%	592	56.2%
Greater than or Equal to -0.5% And Less Than 0.0%	145	13.8%
Greater than or Equal to -1.0% And Less Than -0.5%	76	7.2%
Greater than or Equal to -1.5% And Less Than -1.0%	37	3.5%
Greater than or Equal to -2.0% And Less Than -1.5%	6	0.6%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.4%

	1053	100.0%

*	First day of secondary market trading.

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2011- April 30, 2012

CEF Municipal Income ETF
Actual	$1,000.00	$1,112.80	0.40%	$2.10
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01

Emerging Markets Local Currency Bond ETF
Actual	$1,000.00	$1,037.80	0.47%	$2.38
Hypothetical**	$1,000.00	$1,022.53	0.47%	$2.36

Fallen Angel High Yield Bond ETF ***
Actual	$1,000.00	$1,008.00	0.40%	$0.22
Hypothetical**	$1,000.00	$1,002.51	0.40%	$0.22

High-Yield Municipal Index ETF
Actual	$1,000.00	$1,099.50	0.35%	$1.83
Hypothetical**	$1,000.00	$1,023.12	0.35%	$1.76

Intermediate Municipal Index ETF
Actual	$1,000.00	$1,062.60	0.24%	$1.23
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21

International High Yield Bond ETF ***
Actual	$1,000.00	$998.80	0.40%	$0.31
Hypothetical**	$1,000.00	$1,003.52	0.40%	$0.31

Investment Grade Floating Rate ETF
Actual	$1,000.00	$1,025.50	0.19%	$0.96
Hypothetical**	$1,000.00	$1,023.92	0.19%	$0.96

LatAm Aggregate Bond ETF
Actual	$1,000.00	$1,047.70	0.49%	$2.49
Hypothetical**	$1,000.00	$1,022.43	0.49%	$2.46

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2011- April 30, 2012

Long Municipal Index ETF
Actual	$1,000.00	$1,076.00	0.24%	$1.24
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21

Mortgage REIT Income ETF
Actual	$1,000.00	$1,147.90	0.40%	$2.14
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01

Pre-Refunded Municipal Index ETF
Actual	$1,000.00	$1,017.60	0.24%	$1.20
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21

Renminbi Bond ETF
Actual	$1,000.00	$1,020.50	0.39%	$1.96
Hypothetical**	$1,000.00	$1,022.92	0.39%	$1.96

Short Municipal Index ETF
Actual	$1,000.00	$1,021.10	0.20%	$1.01
Hypothetical**	$1,000.00	$1,023.87	0.20%	$1.01

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2012) multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
***

Fallen Angel High Yield Bond ETF and International High Yield Bond ETF commenced operations on April 10, 2012 and April 2, 2012 respectively. Expenses are equal to the Fund’s annualized expense ratio (for the period from commencement of operations to April 30, 2012) multiplied by the average account value over the period, multiplied by the number of days from inception (20 days for Fallen Angel High Yield Bond ETF and 28 days for International High Yield Bond ETF) to April 30, 2012 and divided by 366 (to reflect the period from commencement).

CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Number of Shares		Value

CLOSED-END FUNDS: 99.8%
6,732	Alliance Bernstein National Municipal Income Fund, Inc.	$101,720
2,822	BlackRock Investment Quality Municipal Trust, Inc.	44,446
2,971	BlackRock Long-Term Municipal Advantage Trust	36,454
8,778	BlackRock Muni Intermediate Duration Fund, Inc.	144,398
9,299	BlackRock MuniAssets Fund, Inc.	122,282
2,610	BlackRock Municipal 2018 Term Trust	43,691
4,747	BlackRock Municipal 2020 Term Trust	76,237
1,951	BlackRock Municipal Bond Trust	32,309
6,283	BlackRock Municipal Income Quality Trust	96,193
8,314	BlackRock Municipal Income Trust	123,297
4,370	BlackRock Municipal Income Trust II	68,959
6,849	BlackRock MuniEnhanced Fund, Inc.	79,859
3,065	BlackRock MuniHoldings Fund, Inc.	55,415
2,589	BlackRock MuniHoldings Fund II, Inc.	42,615
8,691	BlackRock MuniHoldings Investment Quality Fund	131,060
3,125	BlackRock MuniHoldings Quality Fund, Inc.	45,375
5,234	BlackRock MuniHoldings Quality Fund II, Inc.	75,474
11,930	BlackRock MuniVest Fund, Inc.	126,339
3,200	BlackRock MuniVest Fund II, Inc.	53,600
8,260	BlackRock MuniYield Fund, Inc.	127,947
3,102	BlackRock MuniYield Investment Fund	49,043
7,025	BlackRock MuniYield Quality Fund, Inc.	112,751
5,133	BlackRock MuniYield Quality Fund II, Inc.	71,503
15,490	BlackRock MuniYield Quality Fund III, Inc.	225,999
3,959	Dreyfus Municipal Income, Inc.	40,342
9,497	Dreyfus Strategic Municipal Bond Fund, Inc.	84,048
9,175	Dreyfus Strategic Municipals, Inc.	84,318
7,594	DWS Municipal Income Trust	104,873
18,066	Eaton Vance Municipal Bond Fund	239,555
2,939	Eaton Vance Municipal Income Trust	40,676
5,307	Invesco Municipal Income Opportunities Trust	37,414
4,379	Invesco Municipal Income Opportunities Trust II	33,543
3,965	Invesco Municipal Premium Income Trust	36,161
5,552	Invesco Quality Municipal Income Trust	76,840
3,302	Invesco Quality Municipal Investment Trust	47,120
3,593	Invesco Quality Municipal Securities	54,003
4,025	Invesco Value Municipal Income Trust	66,050
3,463	Invesco Value Municipal Trust	51,599
8,319	Invesco Van Kampen Advantage Municipal Income Trust II	109,228
5,514	Invesco Van Kampen Municipal Opportunity Trust	83,703
7,436	Invesco Van Kampen Municipal Trust	107,896
2,863	Invesco Van Kampen Select Sector Municipal Trust	37,992
10,144	Invesco Van Kampen Trust for Investment Grade Municipals	157,131
8,540	MFS High Income Municipal Trust	47,226
6,613	MFS Municipal Income Trust	50,060
3,651	Neuberger Berman Intermediate Municipal Fund, Inc.	58,891
5,935	Nuveen AMT-Free Municipal Income Fund	87,779
10,511	Nuveen Dividend Advantage Municipal Fund	156,509
7,124	Nuveen Dividend Advantage Municipal Fund 2	107,929
7,994	Nuveen Dividend Advantage Municipal Income Fund	121,349
25,893	Nuveen Insured Municipal Opportunity Fund, Inc.	384,770
9,371	Nuveen Insured Quality Municipal Fund, Inc.	135,879
8,461	Nuveen Investment Quality Municipal Fund, Inc.	134,614
10,492	Nuveen Municipal Advantage Fund	157,905
5,185	Nuveen Municipal High Income Opportunity Fund	67,872
4,248	Nuveen Municipal High Income Opportunity Fund 2	51,826
11,173	Nuveen Municipal Market Opportunity Fund, Inc.	158,433
47,130	Nuveen Municipal Value Fund	479,783
2,517	Nuveen Municipal Value Fund 2	42,764
15,927	Nuveen Performance Plus Municipal Fund	249,576
3,814	Nuveen Premier Insured Municipal Income Fund, Inc.	58,202
5,238	Nuveen Premier Municipal Income Fund, Inc.	78,203
16,885	Nuveen Premium Income Municipal Fund, Inc.	246,352
18,862	Nuveen Premium Income Municipal Fund 2, Inc.	284,250
10,567	Nuveen Premium Income Municipal Fund 4, Inc.	145,825
10,052	Nuveen Premium Income Municipal Opportunity Fund 2	138,315
14,320	Nuveen Quality Income Municipal Fund, Inc.	218,810
6,520	Nuveen Select Quality Municipal Fund	101,973
3,155	Nuveen Select Tax Free	47,167
4,259	Nuveen Select Tax Free 2	59,370
3,148	Nuveen Select Tax Free 3	46,433
3,310	PIMCO Municipal Income Fund	50,577
9,839	PIMCO Municipal Income Fund II	120,823
4,200	PIMCO Municipal Income Fund III	50,736
3,028	Pioneer Municipal High Income Advantage Trust	46,207
3,134	Pioneer Municipal High Income Trust	48,546
13,809	Putnam Managed Municipal Income Trust	106,882
11,343	Putnam Municipal Opportunities Trust	144,056
10,248	Western Asset Managed Municipals Fund, Inc.	145,522
2,870	Western Asset Municipal Defined Opportunity Trust, Inc.	65,924
4,276	Western Asset Municipal High Income Fund, Inc.	35,234

Total Closed-End Funds (Cost: $8,006,488)		8,312,030

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 0.8%
(Cost: $68,035)
68,035	Dreyfus Government Cash Management Fund	$68,035

Total Investments: 100.6%
(Cost: $8,074,523)		8,380,065

Liabilities in excess of other assets: (0.6)%		(50,920)

NET ASSETS: 100.0%		$8,329,145

Summary of Investments By Sector (unaudited)	% of Investments	Value

Financial	99.2%	$8,312,030
Money Market Fund	0.8	68,035

	100.0%	$8,380,065

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Closed-End Funds	$8,312,030	$—	$—	$8,312,030
Money Market Fund	68,035	—	—	68,035

Total	$8,380,065	$—	$—	$8,380,065

See Notes to Financial Statements

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount			Value

FOREIGN DEBT OBLIGATIONS: 96.4%
Brazil: 8.7%
BRL	19,238,000	Banco do Brasil S.A. 9.75%, 07/18/17†	$11,018,967
USD	12,328,000	Banco Safra Cayman Islands Ltd. 10.88%, 04/03/17	6,947,231
BRL	17,700,000	Banco Safra SA 10.25%, 08/08/16	9,764,293
		Brazil Letras do Tesouro Nacional
	3,100,000	8.77%, 04/01/13^	1,521,653
	10,496,000	9.20%, 01/01/13^	5,251,862
	11,900,000	9.30%, 01/01/16^	4,441,201
	1,100,000	10.23%, 01/01/15^	455,677
	13,360,000	11.98%, 07/01/12^	6,953,858
		Brazil Notas do Tesouro Nacional, Series F
	300,000	10.00%, 01/01/15	160,638
	500,000	10.00%, 01/01/18	261,155
		Brazil Notas do Tesouro Nacional, Series F
	14,840,000	10.00%, 01/01/13	7,915,074
	2,800,000	10.00%, 01/01/14	1,504,830
	1,900,000	10.00%, 01/01/17	1,001,857
	4,100,000	10.00%, 01/01/21	2,095,847
	2,750,000	Brazilian Government International Bond 10.25%, 01/10/28†	1,721,018
	4,250,000	Cia Energetica de Sao Paulo (TIPS) 9.75%, 01/15/15	3,401,493

			64,416,654

Chile: 2.9%
CLP	10,005,000,000	Chilean Government International Bond 5.50%, 08/05/20	21,634,999

Colombia: 4.2%
		Colombian Government International Bonds
COP	15,381,000,000	7.75%, 04/14/21	10,744,559
	21,849,000,000	12.00%, 10/22/15	15,534,026
	6,004,000,000	Republic of Colombia 9.85%, 06/28/27	4,978,097

			31,256,682

Germany: 0.7%
BRL	775,000	Kreditanstalt fuer Wiederaufbau 10.00%, 05/15/12	409,635
		Landwirtschaftliche Rentenbank
MXN	43,980,000	7.64%, 04/05/13	3,459,465
	16,000,000	8.50%, 02/22/16	1,368,111

			5,237,211

Hungary: 4.5%
		Hungarian Government Bonds
HUF	575,750,000	5.50%, 02/12/14	2,568,245
	57,430,000	5.50%, 02/12/16	246,180
	262,360,000	6.00%, 11/24/23	1,037,702
	581,630,000	6.50%, 06/24/19	2,470,867
	256,760,000	6.75%, 02/12/13	1,182,444
	408,730,000	6.75%, 08/22/14†	1,862,361
	1,473,440,000	6.75%, 02/24/17	6,511,426
	849,800,000	6.75%, 11/24/17	3,721,271
	745,500,000	7.00%, 06/24/22	3,224,643
	92,880,000	7.50%, 10/24/13	430,167
	502,510,000	7.50%, 11/12/20†	2,257,167
	1,631,240,000	8.00%, 02/12/15	7,578,901

			33,091,374

Indonesia: 8.5%
		Indonesian Treasury Bonds
IDR	3,000,000,000	6.38%, 04/15/42	325,943
	11,238,000,000	8.25%, 07/15/21	1,426,690
	14,015,000,000	9.50%, 06/15/15	1,732,977
	25,488,000,000	9.50%, 07/15/23	3,491,428
	23,692,000,000	9.75%, 05/15/37	3,440,134
	14,375,000,000	10.00%, 07/15/17	1,900,478
	31,123,000,000	10.00%, 09/15/24	4,427,014
	6,714,000,000	10.00%, 02/15/28	966,581
	42,728,000,000	10.25%, 07/15/22	6,056,478
	48,452,000,000	10.25%, 07/15/27	7,129,385
	49,108,000,000	10.50%, 08/15/30	7,426,900
	11,812,000,000	10.50%, 07/15/38	1,842,453
	17,628,000,000	10.75%, 05/15/16	2,310,537
	1,528,000,000	11.00%, 11/15/20	223,216
	46,754,000,000	11.00%, 09/15/25	7,140,947
	30,907,000,000	11.50%, 09/15/19	4,509,486
	31,741,000,000	11.60%, 08/15/18	4,526,770
	4,322,000,000	11.75%, 08/15/23	676,073
	1,586,000,000	12.00%, 09/15/26	259,995
	6,387,000,000	12.80%, 06/15/21	1,026,279
	12,807,000,000	12.90%, 06/15/22	2,097,103

			62,936,867

Malaysia: 9.7%
		Malaysian Government Bond
MYR	6,782,000	3.21%, 05/31/13	2,245,378
	12,870,000	3.43%, 08/15/14	4,282,588
	14,348,000	3.46%, 07/31/13	4,765,542
	13,304,000	3.70%, 02/25/13	4,420,247
	4,291,000	3.70%, 05/15/13	1,427,652
	2,360,000	3.72%, 06/15/12	780,523
	12,277,000	3.74%, 02/27/15	4,118,548
	19,258,000	3.81%, 02/15/17	6,504,876
	1,690,000	3.84%, 08/12/15	569,327
	3,620,000	4.01%, 09/15/17	1,234,488
	1,899,000	4.23%, 06/30/31	641,319
	14,101,000	4.24%, 02/07/18	4,866,602
	540,000	4.26%, 09/15/16	185,588
	41,545,000	4.38%, 11/29/19	14,555,633
	28,477,000	4.39%, 04/15/26	9,978,949
	13,649,000	5.09%, 04/30/14	4,684,796
	18,293,000	5.73%, 07/30/19	6,918,031

			72,180,087

Mexico: 4.7%
		Mexican Bonds
MXN	27,350,000	6.50%, 06/10/21	2,165,309
	18,948,300	7.50%, 06/03/27	1,552,033
	7,660,000	7.75%, 05/29/31	628,305
	2,665,600	7.75%, 12/14/17	228,581
	22,979,900	8.00%, 06/11/20	2,008,027
	12,560,000	8.50%, 05/31/29	1,117,324
	101,793,900	8.50%, 11/18/38	8,849,355
	33,041,700	8.50%, 12/13/18	2,959,813
	123,867,000	10.00%, 11/20/36	12,334,988
	29,620,000	10.00%, 12/05/24	2,993,320

			34,837,055

See Notes to Financial Statements

Principal Amount			Value

Netherlands: 0.5%
		Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
MXN	24,360,000	7.59%, 10/05/15^	$1,538,964
	14,730,000	9.20%, 09/28/15	1,227,749
ZAR	3,800,000	11.00%, 07/23/12	492,491

			3,259,204

Peru: 3.4%
		Peruvian Government Bonds
PEN	16,368,000	6.90%, 08/12/37	6,878,388
	3,950,000	6.95%, 08/12/31	1,667,975
	22,193,000	7.84%, 08/12/20	9,948,663
	7,055,000	8.20%, 08/12/26	3,372,132
	5,340,000	8.60%, 08/12/17	2,414,945
	1,536,000	9.91%, 05/05/15	677,829

			24,959,932

Philippines: 2.9%
		Philippine Government International Bonds
PHP	393,000,000	4.95%, 01/15/21	9,617,134
	483,000,000	6.25%, 01/14/36	12,022,238

			21,639,372

Poland: 9.3%
		Polish Government Bonds
PLN	14,160,000	4.65%, 01/25/14^	4,151,774
	12,786,000	5.00%, 10/24/13	4,073,421
	10,911,000	5.00%, 04/25/16	3,487,133
	3,910,000	5.18%, 01/25/13^	1,199,343
	16,278,000	5.25%, 04/25/13	5,191,947
	17,831,000	5.25%, 10/25/17	5,739,941
	24,608,000	5.25%, 10/25/20	7,767,651
	31,990,000	5.50%, 04/25/15	10,363,831
	16,681,000	5.50%, 10/25/19	5,388,529
	17,062,000	5.75%, 04/25/14	5,522,988
	25,620,000	5.75%, 10/25/21	8,344,078
	11,598,000	5.75%, 09/23/22	3,765,138
	11,715,000	6.25%, 10/24/15	3,897,234

			68,893,008

Russia: 7.0%
RUB	556,800,000	RusHydro JSC via RusHydro Finance Ltd. 7.88%, 10/28/15	18,774,877
		Russian Federal Bonds
	127,563,000	6.88%, 07/15/15	4,336,512
	90,935,000	6.90%, 08/03/16	3,067,604
	65,846,000	7.10%, 03/13/14	2,263,923
	111,461,000	7.15%, 01/23/13	3,829,545
	7,483,000	7.35%, 01/20/16	257,235
	160,746,000	7.40%, 06/14/17	5,480,126
	227,171,000	7.50%, 03/15/18	7,815,029
	60,227,000	7.60%, 04/14/21	2,041,986
	38,201,000	8.10%, 11/26/14	1,345,830
	58,055,000	11.20%, 12/17/14	2,189,356
	21,344,000	12.00%, 03/27/13	765,310

			52,167,333

South Africa: 8.8%
		Eskom Holdings Ltd.
ZAR	5,350,000	7.85%, 04/02/26	635,133
	90,000,000	9.25%, 04/20/18	12,329,936
		South African Government Bonds
	18,560,000	6.25%, 03/31/36	1,792,742
	34,913,000	6.50%, 02/28/41	3,429,066
	41,478,804	6.75%, 03/31/21	5,045,983
	29,326,000	7.00%, 02/28/31	3,237,376
	68,295,000	7.25%, 01/15/20	8,666,908
	22,231,000	7.50%, 01/15/14	2,956,838
	10,977,000	8.00%, 12/21/18	1,469,654
	3,860,000	8.75%, 12/21/14	533,482
	41,577,000	10.50%, 12/21/26	6,418,512
	20,684,800	13.50%, 09/15/15	3,229,280
		Transnet Ltd.
	3,500,000	10.50%, 09/17/20	497,550
	105,900,000	10.80%, 11/06/23	15,104,095

			65,346,555

Supranational: 6.0%
MXN	11,960,000	Asian Development Bank 6.55%, 01/28/15	933,953
		European Bank for Reconstruction & Development
	6,000,000	7.30%, 08/20/13	464,396
BRL	3,430,000	9.25%, 09/10/12	1,827,354
		European Investment Bank
HUF	1,074,600,000	6.50%, 01/05/15	5,144,091
MXN	12,800,000	6.52%, 09/01/15^	828,727
ZAR	33,760,000	8.00%, 10/21/13	4,463,208
	5,520,000	8.50%, 11/04/14	743,985
BRL	9,570,000	9.06%, 10/22/19^	2,912,351
		International Bank for Reconstruction & Development
PLN	1,800,000	3.00%, 07/31/12	569,878
MXN	36,800,000	5.00%, 07/01/13	2,863,294
	117,710,000	6.50%, 09/11/13	9,375,858
BRL	300,000	9.50%, 03/02/17	179,449
USD	118,470,000	International Finance Corp. 6.00%, 01/28/16	9,605,811
		Kommuninvest I Sverige
HUF	200,000,000	6.36%, 01/31/13	920,214
MXN	44,960,000	7.20%, 07/07/14	3,605,621

			44,438,190

Thailand: 5.9%
		Thailand Government Bonds
THB	65,579,000	3.13%, 12/11/15	2,099,567
	106,250,000	3.63%, 05/22/15	3,464,552
	114,575,000	3.63%, 06/16/23	3,627,538
	26,470,000	3.65%, 12/17/21	854,551
	91,610,000	3.85%, 12/12/25	2,931,440
	131,844,000	3.88%, 06/13/19	4,347,803
	9,291,000	4.13%, 11/01/12	303,643
	80,894,000	4.13%, 11/18/16	2,679,188
	1,471,000	4.25%, 03/13/13	48,278
	44,610,000	4.75%, 12/20/24	1,561,595
	8,395,000	4.88%, 06/22/29	297,419
	73,190,000	5.00%, 12/03/14	2,468,283

See Notes to Financial Statements

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount			Value

Thailand: (continued)
THB	123,807,000	5.13%, 03/13/18	$4,316,737
	33,365,000	5.25%, 07/13/13	1,110,600
	212,618,000	5.25%, 05/12/14	7,156,929
	30,186,000	5.40%, 07/27/16	1,048,454
	30,977,000	5.50%, 03/13/23	1,147,904
	51,787,000	5.63%, 01/12/19	1,867,690
	52,214,000	5.85%, 03/31/21	1,953,216
	15,283,000	6.15%, 07/07/26	610,389

			43,895,776

Turkey: 8.7%
		Turkish Government Bonds
TRY	3,320,000	7.12%, 08/08/12^	1,838,798
	7,726,000	8.00%, 10/09/13	4,319,919
	2,380,000	8.00%, 01/29/14	1,330,213
	4,780,000	8.00%, 06/04/14	2,665,897
	16,080,000	9.00%, 01/27/16	9,128,105
	4,240,000	9.00%, 03/08/17	2,402,092
	3,710,000	9.07%, 11/07/12^	2,009,342
	500,000	9.36%, 07/17/13^	255,021
	6,820,000	9.50%, 01/12/22	3,983,939
	6,644,600	10.00%, 01/09/13	3,795,538
	12,631,000	10.00%, 04/10/13	7,240,232
	8,365,000	10.00%, 06/17/15	4,865,059
	854,000	10.06%, 02/20/13^	452,284
	11,707,000	10.50%, 01/15/20	7,161,507
	12,461,000	11.00%, 08/06/14	7,350,003
	9,452,400	14.00%, 09/26/12	5,482,978

			64,280,927

Total Foreign Debt Obligations
(Cost: $723,120,011)			714,471,226

Number of Shares

MONEY MARKET FUND: 1.1%
(Cost: $8,217,126)
8,217,126	Dreyfus Government Cash Management Fund	8,217,126

Total Investments Before Collateral for Securities Loaned: 97.5%
(Cost: $731,337,137)		722,688,352

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.5%
(Cost: $3,497,600)
3,497,600	Bank of New York Overnight Government Fund	3,497,600

Total Investments: 98.0%
(Cost: $734,834,737)		726,185,952
Other assets less liabilities: 2.0%		14,923,151

NET ASSETS: 100.0%		$741,109,103

See Notes to Financial Statements

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $3,259,487.
TIPS	Treasury Inflation Protected Securities

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Financial	5.0%	$36,226,906
Government	88.6	640,466,305
Industrial	2.2	15,601,645
Utilities	3.1	22,176,370
Money Market Fund	1.1	8,217,126

	100.0%	$722,688,352

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Foreign Debt Obligations*	$—	$714,471,226	$—	$714,471,226
Money Market Funds	11,714,726	—	—	11,714,726

Total	$11,714,726	$714,471,226	$—	$726,185,952

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

CORPORATE BONDS: 97.1%
Cayman Islands: 1.8%
$100,000	Mizuho Capital Investment USD 1 Ltd. 6.69%, 06/30/16 (c)	$105,315
60,000	Mizuho Capital Investment USD 2 Ltd. 14.95%, 06/30/14 (c)	74,250

		179,565

France: 2.1%
200,000	Lafarge S.A. 6.20%, 07/09/15 (c)	212,076

Luxembourg: 1.0%
100,000	Intelsat S.A. 6.50%, 11/01/13 (c)	103,750

Norway: 3.7%
	Eksportfinans ASA
200,000	2.00%, 09/15/15	180,172
200,000	3.00%, 11/17/14	190,584

		370,756

United Kingdom: 4.1%
200,000	Hanson Ltd. 6.13%, 08/15/16 (c)	214,000
200,000	Royal Bank of Scotland Group Plc 5.00%, 10/01/14	197,376

		411,376

United States: 84.4%
	Ally Financial, Inc.
100,000	6.75%, 12/01/14	105,292
200,000	8.00%, 11/01/31	226,728
200,000	Ameren Energy Generating Co. 7.95%, 06/01/32 (c)	160,010
200,000	BAC Capital Trust XI 6.63%, 05/23/36 (c)	208,251
200,000	Capital One Capital V 10.25%, 08/15/39 (c)	209,500
100,000	Capital One Capital VI 8.88%, 05/15/40 (c)	102,749
100,000	CenturyLink, Inc. 5.15%, 06/15/17 (c)	104,160
200,000	Citigroup Capital XXI 8.30%, 12/21/37 (c)	203,625
300,000	Clear Channel Communications, Inc. 4.90%, 05/15/15 (c)	237,000
100,000	Commercial Metals Co. 6.50%, 07/15/17 (c)	102,500
129,963	Delta Air Lines Class G-1 Pass-Through Trust 6.72%, 01/02/23	136,786
100,000	Dole Food Co., Inc. 8.75%, 07/15/13	107,500
200,000	El Paso Corp. 7.75%, 01/15/32 (c)	229,519
200,000	Embarq Corp. 8.00%, 06/01/36 (c)	201,281
150,000	Fifth Third Capital Trust IV 6.50%, 04/15/17 (c)	149,250
200,000	Ford Motor Co. 7.45%, 07/16/31	255,750
300,000	Ford Motor Credit Co. LLC 7.00%, 10/01/13	321,733
300,000	Frontier Communications Corp. 9.00%, 08/15/31 (c)	287,250
100,000	Glen Meadow Pass-Through Trust 6.51%, 02/15/17 (c)	77,000
100,000	Hartford Financial Services Group, Inc. 8.13%, 06/15/18 (c)	105,500
100,000	HCA, Inc. 7.50%, 11/15/95	79,125
100,000	Health Management Associates, Inc. 6.13%, 04/15/16 (c)	105,500
	International Lease Finance Corp.
100,000	5.63%, 09/20/13	102,125
100,000	5.65%, 06/01/14	102,750
100,000	5.88%, 05/01/13	102,750
100,000	iStar Financial, Inc. 5.88%, 03/15/16 (c)	90,250
400,000	JC Penney Corp., Inc. 6.38%, 10/15/36	345,000
200,000	Kinder Morgan Finance Co. LLC 6.00%, 01/15/18 (c)	211,000
200,000	Ltd Brands, Inc. 6.90%, 07/15/17 (c)	224,750
300,000	Masco Corp. 6.13%, 10/03/16 (c)	320,108
100,000	New Albertsons, Inc. 7.25%, 05/01/13 (c)	105,000
200,000	Nextel Communications, Inc. 7.38%, 05/14/12 (c)	195,000
150,000	NGPL Pipeco LLC 7.12%, 12/15/17 (c)	145,217
100,000	Nuveen Investments, Inc. 5.50%, 09/15/15 (c)	91,500
200,000	Pioneer Natural Resources Co. 5.88%, 07/15/16 (c)	223,013
100,000	PulteGroup, Inc. 7.63%, 10/15/17	107,500
200,000	Regions Bank 6.45%, 06/26/37	200,000
200,000	Rockies Express Pipeline LLC 6.85%, 07/15/18 (c)	197,500
150,000	Ryland Group, Inc. 6.63%, 05/01/20 (c)	148,875
100,000	Springleaf Finance Corp. 5.40%, 12/01/15	86,000
200,000	6.90%, 12/15/17	164,250
200,000	Sprint Capital Corp. 6.88%, 11/15/28 (c)	150,500
200,000	8.75%, 03/15/32 (c)	170,500
200,000	Sprint Nextel Corp. 6.00%, 12/01/16 (c)	182,500
100,000	Sunoco, Inc. 5.75%, 01/15/17 (c)	107,044
100,000	9.63%, 04/15/15 (c)	116,250
300,000	Toys R Us, Inc. 7.38%, 10/15/18 (c)	262,500
100,000	United States Steel Corp. 7.00%, 02/01/18 (c)	103,000
100,000	7.50%, 03/15/17 (c)	101,750
100,000	Universal Health Services, Inc. 7.13%, 06/30/16 (c)	113,750
100,000	Wendy’s International, Inc. 6.20%, 06/15/14 (c)	106,500

See Notes to Financial Statements

Principal Amount		Value

United States: (continued)
$200,000	Weyerhaeuser Co. 7.38%, 03/15/32 (c)	$219,014

		8,511,905

Total Corporate Bonds
(Cost: $9,742,247)		9,789,428

Number of Shares

MONEY MARKET FUND: 5.2%
(Cost: $519,073)
519,073	Dreyfus Government Cash Management Fund	519,073

Total Investments: 102.3%
(Cost: $10,261,320)		10,308,501
Liabilities in excess of other assets: (2.3)%		(228,544)

NET ASSETS: 100.0%		$10,079,957

(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer

Summary of Investments By Sector (unaudited)	% of Investments	Value

Basic Materials	3.0%	$307,250
Communications	15.8	1,631,941
Consumer, Cyclical	16.4	1,692,661
Consumer, Non-cyclical	3.9	405,875
Energy	11.9	1,229,543
Financial	35.1	3,615,964
Industrial	7.3	746,184
Utilities	1.6	160,010
Money Market Fund	5.0	519,073

	100.0%	$10,308,501

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$9,789,428	$—	$9,789,428
Money Market Fund	519,073	—	—	519,073

Total	$519,073	$9,789,428	$—	$10,308,501

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

MUNICIPAL BONDS: 97.8%
Alabama: 1.4%
$3,395,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/04/12 (c)	$3,212,281
2,400,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/04/12 (c)	2,270,832
2,500,000	Colbert County, Alabama Health Care Authority (RB) 5.75%, 06/01/13 (c)	2,321,350

		7,804,463

Arizona: 0.9%
1,000,000	Pima County, Arizona Industrial Development Authority, Charter School Projects, Series A (RB) 5.50%, 07/01/17 (c)	989,270
1,400,000	Pima County, Arizona Industrial Development Authority, Tucson Electric Power Company Project, Series A (RB) 5.25%, 10/01/20 (c)	1,459,850
1,000,000	Tempe, Arizona Industrial Development Authority, Friendship Village of Tempe, Series A (RB) 6.25%, 12/01/21 (c)	1,037,870
1,500,000	Tucson, Arizona University Medical Center Corp., Hospital Revenue (RB) 5.00%, 07/01/15 (c)	1,512,975

		4,999,965

California: 7.0%
1,000,000	California Municipal Finance Authority Revenue, Eisenhower Medical Center, Series A (RB) 5.75%, 07/01/20 (c)	1,058,610
1,000,000	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB) 5.00%, 07/01/15 (c)	963,960
2,410,000	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB) 5.25%, 07/01/15 (c)	2,478,998
3,210,000	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB) 5.25%, 07/01/15 (c)	3,219,020
750,000	California Statewide Community Development Authority, Educational Facilities - Huntington Park Charter School Project-A (RB) 5.15%, 07/01/17 (c)	658,148
500,000	California Statewide Community Development Authority, Educational Facilities - Huntington Park Charter School Project-A (RB) 5.25%, 07/01/17 (c) 144A	418,340
1,750,000	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB) 7.00%, 10/01/26	2,037,402
1,000,000	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB) 7.25%, 10/01/18 (c)	1,088,910
3,000,000	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB) 7.25%, 10/01/18 (c)	3,243,240
6,000,000	California Statewide Financing Authority, Pooled Tobacco Securitization Program (RB) 6.00%, 06/04/12 (c)	5,549,640
5,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB) 4.50%, 06/01/17 (c)	4,280,200
1,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB) 5.00%, 06/01/17 (c)	788,630
800,000	Hesperia Public Financing Authority, Redevelopment and Housing Projects, Series A (TA) (XLCA) 5.00%, 09/01/17 (c)	729,792
3,030,000	Hesperia Public Financing Authority, Redevelopment and Housing Projects, Series A (TA) (XLCA) 5.00%, 09/01/17 (c)	2,554,169
390,000	Hesperia Public Financing Authority, Redevelopment and Housing Projects, Series A (TA) (XLCA) 5.00%, 09/01/17 (c)	306,099
2,415,000	Hesperia Public Financing Authority, Redevelopment and Housing Projects, Series A (TA) (XLCA) 5.50%, 09/01/17 (c)	2,215,497
2,000,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series A (RB) 4.63%, 06/01/17 (c)	1,723,480
235,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series B (RB) 5.75%, 06/01/21 (c)	190,460
500,000	Sacramento, California Municipal Utility District Financing Authority, Cosumnes Project (RB) (NATL) 5.00%, 07/01/16 (c)	558,955
3,600,000	San Buenaventura, California Community Memorial Health System (RB) 7.50%, 12/01/21 (c)	4,236,084
310,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue, Series A (RB) (NATL) 5.38%, 06/04/12 (c)	287,553

See Notes to Financial Statements

Principal Amount		Value

California: (continued)
$1,255,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue, Series A (RB) 5.50%, 06/04/12 (c)	$1,189,188

		39,776,375

Colorado: 2.1%
1,500,000	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB) 5.20%, 07/01/14 (c)	1,478,970
3,300,000	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB) 5.30%, 07/01/14 (c)	2,970,165
1,000,000	Colorado Health Facilities Authority, Senior Residences Project (RB) 6.75%, 06/01/22 (c)	993,410
1,500,000	Colorado Health Facilities Authority, Senior Residences Project (RB) 7.00%, 06/01/22 (c)	1,492,425
5,250,000	Denver, Colorado Special Facilities Airport Revenue, United Air Lines Project, Series A (RB) 5.25%, 10/01/17 (c)	5,102,475

		12,037,445

Connecticut: 0.7%
1,580,000	Connecticut Resources Recovery Authority (RB) 6.45%, 06/04/12 (c)	1,580,695
1,250,000	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA) 7.00%, 04/01/20 (c)	1,367,213
1,000,000	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA) 7.88%, 04/01/20 (c)	1,122,000

		4,069,908

Delaware: 1.2%
6,400,000	Delaware Economic Development Authority, Exempt Facility (RB) 5.38%, 10/01/20 (c)	6,611,648

District of Columbia: 0.2%
1,500,000	Metropolitan Washington Airports Authority, Dulles Toll Road, Second Senior Lien, Series B (RB) 6.13%, 10/01/28 (c)	1,187,685

Florida: 5.4%
1,500,000	Alachua County, Florida Health Facilities Authority, Terrces at Bonita Springs Project, Series A (RB) 8.00%, 11/15/21 (c)	1,549,335
1,000,000	Alachua County, Florida Health Facilities Authority, Terrces at Bonita Springs Project, Series A (RB) 8.13%, 11/15/21 (c)	1,027,610
2,000,000	Callaway, Florida Capital Improvement Revenue, Special Capital Extension Project (RB) (ACA) 5.25%, 08/01/17 (c)	1,712,500
3,000,000	Florida Development Finance Corp., Renaissance Charter School, Inc. Projects, Series A (RB) 7.63%, 06/15/21 (c)	3,212,070
4,925,000	Greater Orlando Aviation Authority, JetBlue Airways Corp. Project (RB) 6.50%, 11/15/12 (c)	4,958,982
3,000,000	Hillsborough County, Florida Industrial Development Authority Revenue (RB) 7.13%, 06/04/12 (c)	2,986,230
3,000,000	Lee County Industrial Development Authority, Industrial Development, Community Charter Schools, LLC Projects, Series A (RB) 5.25%, 06/15/17 (c)	2,920,500
335,000	Lee County, Florida Industrial Development Authority Health Care Facilities, Shell Point/Alliance Obligation Group (RB) 5.13%, 11/15/16 (c)	307,641
1,220,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 6.50%, 05/01/14 (c)	1,233,810
1,000,000	Midtown Miami Community Development District, Parking Garage Project, Series A (SA) 6.25%, 05/01/14 (c)	1,010,980
1,200,000	Orange County, Florida Health Facilities Authority, Orlando Lutheran Towers, Inc. (RB) 5.50%, 07/01/17 (c)	1,141,020
3,750,000	Orange County, Florida Health Facilities Authority, Orlando Lutheran Towers, Inc. (RB) 5.50%, 07/01/17 (c)	3,466,575
250,000	Orange County, Florida Health Facilities Authority, Orlando Lutheran Towers, Inc. (RB) 5.70%, 07/01/15 (c)	248,778
485,000	Sumter County, Florida Village Community Development District No. 8, Phase II (SA) 6.13%, 05/01/20 (c)	519,935
1,000,000	Sumter County, Florida Village Community Development District No. 9, Special Assessment Revenue (SA) 5.50%, 05/01/22 (c)	1,021,270
2,945,000	Tavares, Florida Osprey Lodge at Lakeview Crest, Series A (RB) 8.75%, 07/01/16 (c)	3,066,776

		30,384,012

Georgia: 0.8%
4,100,000	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB) 6.13%, 09/01/20 (c)	4,486,671

Guam: 1.7%
2,750,000	Guam Government Department of Education, John F. Kennedy Project, Series A (CP) 6.88%, 12/01/20 (c)	2,953,170

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Guam: (continued)
$1,000,000	Guam Government General Obligation, Series A (GO) 6.75%, 11/15/19 (c)	$1,087,140
1,200,000	Guam Government Limited Obligation, Series A (RB) 5.63%, 12/01/19 (c)	1,273,956
3,850,000	Guam Government Waterworks Authority, Water & Wastewater System (RB) 5.88%, 07/01/15 (c)	3,923,419
250,000	Guam Power Authority, Series A (RB) 5.50%, 10/01/20 (c)	255,045

		9,492,730

Hawaii: 0.5%
3,000,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 07/01/12 (c)	3,001,740

Illinois: 6.9%
1,300,000	Cook County, Illinois Recovery Zone Facility, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	1,409,707
5,500,000	Illinois Finance Authority, Greenfields of Geneva Project, Series A (RB) 8.13%, 02/15/20 (c)	5,588,990
4,000,000	Illinois Finance Authority, Greenfields of Geneva Project, Series A (RB) 8.25%, 02/15/20 (c)	4,074,840
2,175,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	2,358,548
2,875,000	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB) 8.13%, 05/15/20 (c)	2,906,021
575,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 6.13%, 05/15/19 (c)	653,028
2,000,000	Illinois Finance Authority, Roosevelt University Project (RB) 6.50%, 10/01/19 (c)	2,203,280
6,710,000	Illinois Finance Authority, Sherman Health System, Series A (RB) 5.50%, 08/01/17 (c)	6,896,806
4,070,000	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB) 6.00%, 02/15/20 (c)	4,526,125
6,500,000	Illinois Finance Authority, The Admiral At The Lake Project, Series A (RB) 8.00%, 05/15/20 (c)	6,804,720
1,500,000	Illinois Finance Authority, The Admiral At The Lake Project, Series D-1 (RB) 7.00%, 11/15/12 (c)	1,511,700

		38,933,765

Indiana: 3.5%
2,000,000	Indiana Finance Authority, Environmental Improvement Revenue, United States Steel Corp. Project (RB) 6.00%, 12/01/19	2,140,380
1,475,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.13%, 08/15/20 (c)	1,493,261
8,345,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.50%, 08/15/20 (c)	8,505,391
1,320,000	Indiana Health Facility Financing Authority, Hospital Revenue, The Methodist Hospitals, Inc. (RB) 5.50%, 06/04/12 (c)	1,301,348
2,000,000	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB) 5.70%, 09/01/17 (c)	2,001,640
3,000,000	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB) 5.75%, 09/01/17 (c)	2,995,440
1,160,000	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB) 5.80%, 09/01/17 (c)	1,160,940

		19,598,400

Iowa: 1.4%
1,500,000	Iowa Finance Authority, Senior Living Facilities, Deerfield Retirement Community, Series A (RB) 5.50%, 11/15/17 (c)	1,155,435
8,500,000	Tobacco Settlement Authority, Series C (RB) 5.63%, 06/01/15 (c)	6,971,275

		8,126,710

Kansas: 0.5%
1,000,000	Manhattan, Kansas Health Care Facility Revenue, Meadowlark Hills Retirement Community, Series A (RB) 5.00%, 05/15/17 (c)	968,780
2,000,000	Manhattan, Kansas Health Care Facility Revenue, Meadowlark Hills Retirement Community, Series A (RB) 5.00%, 05/15/17 (c)	1,862,460

		2,831,240

Kentucky: 0.5%
1,325,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc. Series A (RB) 6.38%, 06/01/20 (c)	1,518,675
1,000,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc. Series B (RB) 6.38%, 06/01/20 (c)	1,146,170

		2,664,845

Louisiana: 2.7%
4,250,000	Lakeshore Village Master Community Development District (SA) 5.25%, 07/01/17 * § w	1,700,000

See Notes to Financial Statements

Principal Amount		Value

Louisiana: (continued)
$660,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp. Garage Project, Series A (RB) (AMBAC) 5.38%, 06/04/12 (c)	$660,152
785,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 08/01/20 (c)	894,979
2,300,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 11/01/20 (c)	2,585,499
5,000,000	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Project (RB) 6.38%, 12/01/19 (c)	5,160,500
1,050,000	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB) 5.38%, 05/15/17 (c)	1,074,339
2,850,000	Saint John, Louisiana Marathon Oil Corp. Project, Series A (RB) 5.13%, 06/01/17 (c)	2,956,134

		15,031,603

Maine: 1.0%
1,165,000	Maine Health & Higher Educational Facilities Authority, General Medical Center (RB) 6.00%, 07/01/21 (c)	1,287,558
1,000,000	Maine Health & Higher Educational Facilities Authority, General Medical Center (RB) 6.75%, 07/01/21 (c)	1,123,370
1,000,000	Maine Health & Higher Educational Facilities Authority, General Medical Center (RB) 6.95%, 07/01/21 (c)	1,137,890
2,000,000	Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 06/04/12 (c)	1,911,120

		5,459,938

Maryland: 1.2%
2,445,000	Baltimore, Maryland, Convention Center Hotel Revenue, Series A (RB) (XLCA) 5.25%, 09/01/16 (c)	2,312,701
3,000,000	Frederick County, Maryland Urbana Community Development Authority, Series B (ST) 5.50%, 07/01/20 (c)	2,970,090
2,000,000	Maryland Economic Development Corp., Chesapeake Bay Conference Center Project, Series A (RB) 5.00%, 12/01/16 (c)	1,342,000

		6,624,791

Massachusetts: 0.6%
3,000,000	Massachusetts Health & Educational Facilities Authority, Milton Hospital Issue, Series D (RB) 5.50%, 07/01/15 (c)	2,895,750
760,000	Massachusetts Health & Educational Facilities Authority, Saints Memorial Medical Center Issue, Series A (RB) 6.00%, 06/04/12 (c)	732,146

		3,627,896

Michigan: 3.3%
1,000,000	Detroit, Michigan, Series A-1 (GO) 5.00%, 04/01/16	916,850
990,000	Flint, Michigan Hospital Building Authority (RB) 7.38%, 07/01/20 (c)	1,092,831
2,510,000	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB) 5.25%, 07/01/15 (c)	2,524,307
2,000,000	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB) 5.75%, 07/01/15 (c)	2,076,940
3,450,000	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB) 6.00%, 07/01/15 (c)	3,549,463
1,350,000	Michigan Finance Authority, Senior Tax-Exempt Educational Facility Revenue, St. Catherine of Siena Academy Project, Series A (RB) 7.38%, 10/01/20	1,501,416
1,000,000	Michigan Finance Authority, Senior Tax-Exempt Educational Facility Revenue, St. Catherine of Siena Academy Project, Series A (RB) 8.00%, 10/01/19 (c)	1,108,080
1,000,000	Michigan State Strategic Fund, Solid Waste Disposal, Obligated-Waste Management System Project (RB) 4.63%, 12/01/12	1,018,780
5,000,000	Michigan Tobacco Settlement Finance Authority, Series A (RB) 6.88%, 06/01/18 (c)	4,884,850

		18,673,517

Minnesota: 0.6%
500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB) 6.00%, 08/01/17 (c)	525,830
500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB) 6.00%, 08/01/17 (c)	522,535
2,500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, HealthEast Project (RB) 6.00%, 11/15/15 (c)	2,575,100

		3,623,465

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Missouri: 1.5%
$2,845,000	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB) 6.25%, 01/01/14 (c)	$2,915,271
3,500,000	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB) 6.50%, 01/01/14 (c)	3,545,500
570,000	Saint Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.35%, 06/15/15 (c)	502,187
700,000	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.00%, 06/15/15 (c)	678,622
1,150,000	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.25%, 06/15/15 (c)	1,071,375

		8,712,955

Montana: 1.3%
7,345,000	Montana State Board, Resource Recovery, Yellowstone Energy Project (RB) 7.00%, 06/30/12 (c)	7,331,118

Nebraska: 0.9%
1,500,000	Central Plains Energy Project, Nebraska Gas Project No. 1, Series A (RB) 5.00%, 12/01/15	1,621,665
3,510,000	Nebraska Educational Finance Authority, Concordia University Project (RB) 5.00%, 10/01/15 (c)	3,455,244

		5,076,909

New Jersey: 6.1%
5,150,000	Burlington County Bridge Commission, Burlington County, New Jersey, The Evergreens Project (RB) 5.63%, 01/01/18 (c)	5,183,011
9,395,000	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB) 6.25%, 06/04/12 (c)	9,437,090
3,275,000	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB) 6.40%, 06/04/12 (c)	3,286,004
9,150,000	New Jersey Economic Development Authority, Gloucester Marine Project A (RB) 6.63%, 01/01/16 (c)	9,247,813
1,000,000	New Jersey Health Care Facilities Financing Authority, Hackensack University Medical Center Issue, Series B (RB) 4.75%, 01/01/20 (c)	1,040,310
5,000,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System (RB) 6.63%, 07/01/18 (c)	5,727,700
1,000,000	Tobacco Settlement Financing Corp, Series A (RB) 4.63%, 06/01/17 (c)	906,770

		34,828,698

New Mexico: 2.3%
3,160,000	Farmington, New Mexico Pollution Control, San Juan Project, Series F (RB) 6.25%, 06/01/20 (c)	3,382,875
3,000,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	2,662,320
8,000,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	6,770,400

		12,815,595

New York: 8.3%
2,080,000	Chautauqua County, New York Industrial Development, NRG Dunkirk Power Project (RB) 5.88%, 02/01/20 (c)	2,245,360
1,000,000	Erie County, New York Industrial Development Agency Civic Facility, Charter School for Applied Technologies Project, Series A (RB) 6.75%, 06/01/15 (c)	1,030,150
7,390,000	Erie County, New York Industrial Development Agency, Orchard Park CCRC, Inc. Project, Series A (RB) 6.00%, 11/15/16 (c)	6,974,165
1,000,000	Hudson Yards Infrastructure Corp. New York, Series A (RB) 5.00%, 02/15/17 (c)	1,034,280
3,055,000	Nassau County, New York Project Individual Development Agency, Continuing Care Retirement Home, Amsterdam at Harborside Series A (RB) 6.70%, 01/01/18 (c)	2,279,397
2,060,000	New York City Industrial Development Agency, American Airlines, Inc., JFK International Airport Project (RB) 8.00%, 08/01/16 (c) w	2,116,650
2,000,000	New York City Industrial Development Agency, British Airways Plc Project (RB) 5.25%, 06/04/12 (c)	1,761,660
5,000,000	New York City Industrial Development Agency, British Airways Plc Project (RB) 7.63%, 12/01/12 (c)	5,162,800
2,000,000	New York City Industrial Development Agency, Civic Facility, Bronx Parking Development Company LLC Project (RB) 5.88%, 10/01/17 (c)	1,015,300

See Notes to Financial Statements

Principal Amount		Value

New York: (continued)
$2,000,000	New York City Industrial Development Agency, Civic Facility, Vaughn College of Aeronautics & Technology Project, Series A (RB) 5.00%, 12/01/16 (c)	$1,900,400
1,120,000	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC) 4.75%, 01/01/17 (c)	1,019,010
2,150,000	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC) 5.00%, 01/01/17 (c)	2,013,926
1,000,000	New York City Industrial Development Agency, Special Facility, JetBlue Airways Corp. Project (RB) 5.00%, 06/04/12 (c)	970,380
2,660,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 6.38%, 01/15/20 (c)	2,972,151
1,250,000	New York Suffolk County Industrial Development Agency, Southampton Hospital Association Civic Facility, Series B (RB) 7.63%, 06/04/12 (c)	1,251,275
2,000,000	Suffolk County Industrial Development Agency, Dowling College Civic Facility, Series A (RB) (ACA) 4.75%, 06/01/16 (c)	1,848,700
4,440,000	Suffolk County Industrial Development Agency, Dowling College Civic Facility, Series A (RB) (ACA) 5.00%, 06/01/16 (c)	3,903,648
2,245,000	Tsasc, Inc., New York City Tobacco Settlement, Series 1 (RB) 5.00%, 06/01/16 (c)	1,686,781
6,350,000	Tsasc, Inc., New York City Tobacco Settlement, Series 1 (RB) 5.13%, 06/01/16 (c)	4,670,552
1,500,000	Westchester, New York Tobacco Asset Securitization Corp. (RB) 5.13%, 06/01/15 (c)	1,240,830

		47,097,415

North Carolina: 0.5%
2,000,000	Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority (RB) 5.75%, 08/01/15 (c)	1,670,860
1,250,000	North Carolina Medical Care Commission, Retirement Facilities, Galloway Ridge Project (RB) 6.00%, 01/01/20 (c)	1,320,513

		2,991,373

Ohio: 5.7%
9,355,000	Buckeye, Ohio Tobacco Settlement Finance Authority, Asset-Backed-Senior-Turbo, Series A-2 (RB) 5.88%, 06/01/17 (c)	7,531,991
2,770,000	Butler County, Pennsylvania Hospital Facilities Revenue (RB) 5.50%, 11/01/20 (c)	2,959,717
5,085,000	Cleveland, Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 06/04/12 (c)	4,817,275
1,000,000	Cleveland, Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.70%, 06/04/12 (c)	1,000,120
4,000,000	Lorain County, Ohio Port Authority, United States Steel Corporation Project (RB) 6.75%, 12/01/20 (c)	4,439,080
2,230,000	Ohio Air Quality Development Authority, AK Steel Corporation Project (RB) 6.75%, 02/01/22 (c)	2,313,469
3,550,000	Ohio State Environmental Facilities, Ford Motor Company Project (RB) 5.75%, 04/01/15 (c)	3,577,157
1,500,000	Ohio State Higher Educational Facility Commission, Ashland University Project (RB) 6.25%, 09/01/20 (c)	1,589,625
5,000,000	Ohio State Solid Waste Disposal, USG Corp. Project (RB) 5.60%, 06/04/12 (c)	4,209,750

		32,438,184

Oklahoma: 0.4%
2,900,000	Oklahoma Kingfisher Hospital Authority, Hospital & Sales Tax (RB) 6.50%, 12/01/17 (c) w	2,471,844

Oregon: 0.3%
650,000	Oregon State Facilities Authority, Concordia University Project, Series A (RB) 6.13%, 09/01/20 (c)	697,886
750,000	Oregon State Facilities Authority, Concordia University Project, Series A (RB) 6.38%, 09/01/20 (c)	807,308

		1,505,194

Pennsylvania: 4.4%
2,000,000	Allegheny County, Pennsylvania Hospital Development Authority, Health System, West Pennsylvania, Series A (RB) 5.00%, 11/15/17 (c)	1,705,920
1,000,000	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB) 6.75%, 12/01/21 (c)	1,126,170
1,000,000	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB) 6.88%, 11/01/19 (c)	1,107,440
3,690,000	Butler County, Pennsylvania Industrial Development Authority, Series A (RB) 6.25%, 06/01/20	3,831,807
4,000,000	Harrisburg, Philadelphia University Revenue, Series B (RB) 6.00%, 09/01/17 (c)	3,271,880

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Pennsylvania: (continued)
$4,500,000	Lancaster County Hospital Authority, Brethren Village Project, Series A (RB) 6.50%, 07/01/17 (c)	$4,734,450
2,150,000	Lycoming County Authority, Susquehanna Health System Project, Series A (RB) 5.75%, 07/01/19 (c)	2,297,898
1,620,000	Pennsylvania Economic Development Finance Authority, Colver Project, Series G (RB) 5.13%, 12/01/15	1,648,237
5,300,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, USG Corporation Project (RB) 6.00%, 06/04/12 (c)	4,741,168
490,000	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB) 5.50%, 07/01/17 (c)	507,067

		24,972,037

Puerto Rico: 4.5%
61,000,000	Puerto Rico Commonwealth Children’s Trust Tobacco Settlement Asset-Backed Bond, Series A (RB) 9.00%, 05/15/15 (c)^	4,406,640
2,000,000	Puerto Rico Commonwealth Public Improvement Refunding, Series A (GO) 5.50%, 07/01/22 (c)	2,069,100
10,000,000	Puerto Rico Commonwealth Public Improvement Refunding, Series A (GO) 5.00%, 07/01/22 (c)	9,893,300
2,500,000	Puerto Rico Electric Power Authority, Series ZZ (RB) 5.25%, 07/01/20 (c)	2,726,525
820,000	Puerto Rico Highway & Transportation Authority (RB) (NATL) 5.25%, 07/01/33	860,811
1,470,000	Puerto Rico Public Buildings Authority (RB) (COMWLTH GTD) 5.25%, 07/01/14 (c)	1,492,667
3,550,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, First Senior Series C (RB) 5.00%, 08/01/21 (c)	3,751,569
85,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, First Subordinate Series C (RB) 5.50%, 08/01/20 (c)	92,813

		25,293,425

Rhode Island: 0.7%
3,600,000	Rhode Island Health And Educational Building Corp., Tockwotton Home (RB) 8.38%, 01/01/21 (c)	3,771,756

South Carolina: 1.6%
1,700,000	South Carolina Jobs-Economic Development Authority, First Mortgage Health Care Facilities, The Lutheran Homes of South Carolina, Inc. (RB) 5.50%, 05/01/17 (c)	1,716,218
3,100,000	South Carolina Jobs-Economic Development Authority, First Mortgage Health Care Facilities, The Lutheran Homes of South Carolina, Inc. (RB) 5.63%, 05/01/17 (c)	3,027,584
4,510,000	South Carolina Jobs-Economic Development Authority, Hospital Improvement, Hampton Regional Medical Center Project (RB) 5.25%, 11/01/16 (c)	4,272,233

		9,016,035

South Dakota: 0.9%
1,500,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	1,487,640
4,275,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	3,833,221

		5,320,861

Tennessee: 0.1%
395,000	Sullivan County, Tennessee Health Educational & Housing Facilities Board (RB) 5.25%, 09/01/16 (c)	416,832

Texas: 6.8%
1,000,000	Austin, Texas Convention Enterprises Inc., First Tier Series A (RB) (XLCA) 5.25%, 01/01/17 (c)	1,046,990
1,000,000	Brazoria County, Texas Brazos River Harbor Navigation, Series A-4 (RB) 5.95%, 05/15/18 (c)	1,080,100
2,255,000	Central Texas Regional Mobility Authority, Senior Lien Revenue (RB) 6.25%, 01/01/21 (c)	2,511,348
705,000	Hidalgo County, Texas Health Services Corp., Mission Hospital Project (RB) 5.00%, 08/15/16	764,791
1,000,000	Hidalgo County, Texas Health Services Corp., Mission Hospital Project (RB) 5.00%, 08/15/17 (c)	1,021,330
2,000,000	Houston, Texas Airport System Special Facilities Revenue, Continental Airlines, Inc. Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	2,147,160
2,000,000	Port of Bay City Authority of Matagorda County, Texas, Hoechst Celanese Corp. Project (RB) 6.50%, 06/04/12 (c)	2,001,840
3,860,000	Red River Authority of Texas, Celanese Project, Series B (RB) 6.70%, 06/04/12 (c)	3,902,537
500,000	Red River Health Facilities Development Corp., Eden Home, Inc. Project (RB) 7.00%, 12/01/21 (c)	510,455
1,000,000	Red River Health Facilities Development Corp., Eden Home, Inc. Project (RB) 7.25%, 12/01/21 (c)	1,010,210

See Notes to Financial Statements

Principal Amount		Value

Texas: (continued)
$2,800,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Doctors’ Hospital Project (RB) 6.38%, 11/01/16 (c) *§w	$980,000
1,500,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Northwest Senior Housing Corporation - Edgemere Project, Series A (RB) 6.00%, 11/15/16 (c)	1,544,835
1,050,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Stayton at Museum Way Project, Series A (RB) 8.00%, 11/15/19 (c)	1,129,044
3,500,000	Texas Brazos River Authority, Pollution Control Revenue, Series B (RB) 6.75%, 04/01/13 (p)	2,704,660
5,000,000	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC Project, Senior Lien (RB) 7.00%, 06/30/20 (c)	5,837,850
2,000,000	Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Series A (RB) 5.38%, 02/15/15 (c)	2,048,320
1,000,000	Texas Turnpike Authority, Central Texas Turnpike System, Series A (RB) (AMBAC) 5.75%, 08/15/12 (c)	1,007,510
1,035,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB) 6.00%, 01/01/21 (c)	1,043,932
2,785,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB) 7.00%, 01/01/21 (c)	2,806,166
3,500,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB) 7.13%, 01/01/21 (c)	3,497,305

		38,596,383

Virgin Islands: 0.4%
895,000	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) (FGIC) (NATL) 4.25%, 10/01/16 (c)	875,561
1,000,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB) 6.75%, 10/01/19 (c)	1,128,320

		2,003,881

Virginia: 2.9%
1,520,000	Fairfax County, Virginia Economic Development Authority, Residential Care Facilities Mortgage Revenue (RB) 5.13%, 10/01/17 (c)	1,554,124
1,450,000	Fairfax County, Virginia Mosaic District Community Development Authority, Series A (SA) 6.63%, 03/01/21 (c)	1,591,433
1,000,000	Fairfax County, Virginia Mosaic District Community Development Authority, Series A (SA) 6.88%, 03/01/21 (c)	1,092,850
1,000,000	Peninsula Ports Authority, Residential Care Facility Revenue, Series C (RB) 5.40%, 12/01/16 (c)	773,150
5,500,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.00%, 06/01/17 (c)	3,775,145
7,500,000	Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB) 5.50%, 07/01/22 (c)	7,723,050

		16,509,752

Washington: 0.4%
750,000	Washington Health Care Facilities Authority, Central Washington Health Services Association (RB) 6.25%, 07/01/19 (c)	879,600
1,500,000	Washington State Housing Finance Commission, Skyline at First Hill Project, Series A (RB) 5.25%, 01/01/17	1,446,465

		2,326,065

West Virginia: 2.4%
2,500,000	Ohio County, West Virginia Commission Special District Excise Tax & Improvement, The Highland Project, Series B (RB) 5.63%, 03/01/16 (c)	2,567,550
1,500,000	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB) 6.50%, 10/01/18 (c)	1,541,730
3,000,000	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB) 6.50%, 10/01/18 (c)	3,043,650
6,505,000	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB) 6.75%, 10/01/18 (c)	6,647,004

		13,799,934

Wisconsin: 1.3%
1,500,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series B (RB) 5.13%, 08/15/16 (c)	1,552,590
3,670,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Services, Inc., Series A (RB) 5.13%, 08/15/13 (c)	3,709,452

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Wisconsin: (continued)
$2,000,000	Wisconsin Public Finance Authority, Continuing Care Retirement Community Revenue, The Glenridge on Palmer Ranch, Inc. Project, Series A (RB) 8.25%, 06/01/21 (c)	$2,198,500

		7,460,542

Total Municipal Bonds
(Cost: $514,756,748)		553,805,600

Number of Shares

MONEY MARKET FUND: 0.1%
(Cost: $593,303)
593,303	Dreyfus Tax Exempt Cash Management Fund - Class B Shares
		593,303

Total Investments: 97.9%
(Cost: $515,350,051)		554,398,903
Other assets less liabilities: 2.1%		11,610,070

NET ASSETS: 100.0%		$566,008,973

ACA	Credit Agricole SA
AMBAC	American Municipal Bond Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, unless otherwise noted.

*	Non-income producing
§	Illiquid Security — the aggregate value of illiquid securities is $2,680,000 which represents 0.5% of net assets.
w	Security in default

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	3.8%	$21,016,921
Development	14.1	78,033,101
Education	3.9	21,765,527
Facilities	4.3	23,728,422
General Obligation	6.3	34,998,496
Higher Education	2.6	14,686,301
Housing	0.6	3,066,776
Medical	28.6	158,486,145
Nursing Homes	12.4	68,852,359
Pollution	7.7	42,544,506
Power	2.2	12,331,493
Tobacco Settlement	8.8	48,607,244
Transportation	3.3	18,430,725
Utilities	0.3	1,621,665
Water	1.0	5,635,919
Money Market Fund	0.1	593,303

	100.0%	$554,398,903

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$553,805,600	$—	$553,805,600
Money Market Fund	593,303	—	—	593,303

Total	$593,303	$553,805,600	$—	$554,398,903

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

MUNICIPAL BONDS: 98.8%
Alabama: 0.4%
$350,000	Alabama Public School & College Authority, Capital Improvement, Economic Development and Training Refunding (RB) 5.00%, 03/01/21	$433,615
1,000,000	Alabama Public School & College Authority, Capital Improvement, Economic Development and Training Refunding (RB) 5.00%, 03/01/22	1,249,230

		1,682,845

Alaska: 0.1%
425,000	Alaska Housing Finance Corp., Home Mortgage Revenue, Series C (RB) 4.63%, 12/01/18 (c)	444,295

Arizona: 2.3%
250,000	Arizona Health Facilities Authority, Series D (RB) 5.50%, 01/01/18 (c)	293,535
500,000	Arizona State Certificates of Participation, Department of Administration, Series A (CP) (AGM) 5.00%, 10/01/19	584,075
430,000	Arizona State Certificates of Participation, Department of Administration, Series B (CP) (AGM) 3.00%, 10/01/18	444,465
500,000	Arizona State Certificates of Participation, Department of Administration, Series B (CP) (AGM) 5.00%, 04/01/20 (c)	567,685
500,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road Fund (RB) 5.00%, 07/01/19 (c)	583,260
500,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/20 (c)	609,895
750,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/20 (c)	904,830
350,000	Arizona State Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/19	428,879
500,000	Arizona State Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/21	619,785
1,000,000	Arizona State Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/21 (c)	1,199,000
250,000	Arizona Water Infrastructure Finance Authority, Revenue Water Quality, Series A (RB) 5.00%, 10/01/18 (c)	301,085
500,000	Arizona Water Infrastructure Finance Authority, Revenue Water Quality, Series A (RB) 5.00%, 10/01/18 (c)	589,500
250,000	Phoenix, Arizona, Civic Improvement Corp., Wastewater System (RB) (NATL) 5.00%, 07/01/17 (c)	283,708
250,000	Phoenix, Arizona, Civic Improvement Corp., Wastewater System Senior Lien (RB) 5.50%, 07/01/18 (c)	304,360
250,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 01/01/19 (c)	289,953
500,000	Salt River Project Agricultural Improvement & Power District, Series B (RB) 5.00%, 12/01/19	625,715
500,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 12/01/21 (c)	591,840
1,000,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 12/01/21 (c)	1,221,280

		10,442,850

California: 13.9%
1,000,000	California Infrastructure & Economic Development Bank, Revenue Broad Museum Project, Series A (RB) 5.00%, 06/01/21	1,241,330
525,000	California Municipal Finance Authority, Certificates of Participation, Community Hospital of Central California (RB) 5.25%, 02/01/19 (c)	558,316
1,000,000	California State Department of Veterans Affairs, Series A (RB) 3.25%, 12/01/20	1,032,540
595,000	California State Department of Veterans Affairs, Series A (RB) 3.50%, 06/01/21 (c)	597,291
1,800,000	California State Department of Veterans Affairs, Series A (RB) 3.88%, 06/01/21 (c)	1,805,166
500,000	California State Department of Water Resources, Central Valley Project, Series AG (RB) 5.00%, 12/01/19 (c)	592,615
335,000	California State Department of Water Resources, Series H (RB) (AGM) 5.00%, 05/01/17	400,124
1,000,000	California State Department of Water Resources, Series N (RB) 5.00%, 05/01/21	1,258,020
1,000,000	California State Economic Recovery Bonds, Series A (GO) 5.00%, 07/01/16 (c)	1,133,730

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

California: (continued)
$200,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/19 (c)	$242,816
300,000	California State Public Works Board, Various Capital Projects, Series G-1 (RB) 5.00%, 10/01/19 (c)	337,053
500,000	California State Public Works Board, Various Capital Projects, Series G-1 (RB) 5.25%, 10/01/17	581,825
300,000	California State Public Works Board, Various University of California Projects, Series G (RB) 5.00%, 12/01/19	365,343
500,000	California State Various Purpose (GO) 4.00%, 09/01/20	562,055
500,000	California State Various Purpose (GO) 4.50%, 02/01/17 (c)	521,435
1,000,000	California State Various Purpose (GO) 4.50%, 02/01/17 (c)	1,038,440
1,250,000	California State Various Purpose (GO) 4.75%, 12/01/17 (c)	1,324,612
75,000	California State Various Purpose (GO) 5.00%, 11/01/15	85,361
500,000	California State Various Purpose (GO) 5.00%, 02/01/17 (c)	575,385
1,000,000	California State Various Purpose (GO) 5.00%, 09/01/19	1,195,230
495,000	California State Various Purpose (GO) 5.00%, 04/01/19 (c)	580,630
3,500,000	California State Various Purpose (GO) 5.00%, 09/01/20	4,197,690
1,000,000	California State Various Purpose (GO) 5.00%, 09/01/21	1,200,370
850,000	California State Various Purpose (GO) 5.00%, 10/01/21	1,020,884
855,000	California State Various Purpose (GO) 5.00%, 10/01/22	1,027,257
580,000	California State Various Purpose (GO) 5.00%, 03/01/20 (c)	644,125
1,000,000	California State Various Purpose (GO) (FGIC) (NATL) 5.00%, 06/01/17 (c)	1,100,450
500,000	California State Various Purpose (GO) 5.25%, 10/01/19 (c)	591,740
1,000,000	California State Various Purpose (GO) 5.25%, 03/01/20 (c)	1,192,810
500,000	California State Various Purpose (GO) 5.25%, 03/01/20 (c)	559,070
1,000,000	California State Various Purpose (GO) 5.25%, 10/01/22	1,223,960
500,000	California Water Resources Department Power Supply, Series L (RB) 5.00%, 05/01/18	608,285
1,250,000	California Water Resources Department Power Supply, Series L (RB) 5.00%, 05/01/20 (c)	1,525,787
2,000,000	City & County of San Francisco, California, Series R1 (GO) 5.00%, 06/15/20	2,488,080
500,000	City & County of San Francisco, California, Series R1 (GO) 5.00%, 12/15/21 (c)	601,510
1,050,000	Long Beach, California Bond Finance Authority, Natural Gas Purchase, Series A (RB) 5.25%, 11/15/18	1,160,344
500,000	Los Angeles County, Metropolitan Transportation Authority, Series A (RB) (AGM) 4.50%, 07/01/16 (c)	538,450
505,000	Los Angeles County, Metropolitan Transportation Authority, Series A (RB) 5.00%, 07/01/18	617,620
250,000	Los Angeles Department of Water & Power, Series A-1 (RB) (AMBAC) 5.00%, 07/01/17 (c)	290,595
500,000	Los Angeles Unified School District, Series A-1 (GO) (NATL) 4.50%, 07/01/17 (c)	538,820
500,000	Los Angeles Unified School District, Series E (GO) (AGM) 5.00%, 07/01/17 (c)	596,740
750,000	Los Angeles Unified School District, Series H (GO) (AGM) 5.00%, 07/01/17 (c)	859,395
1,000,000	Los Angeles, California Community College District, Election of 2001, Series A (GO) (FGIC) (NATL) 5.00%, 08/01/17 (c)	1,115,870
750,000	Los Angeles, California Convention & Exhibition Center, Series A (RB) 5.00%, 08/15/17	847,785
250,000	Los Angeles, California Convention & Exhibition Center, Series A (RB) 5.13%, 08/15/18 (c)	275,538
1,000,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC) (NATL) 5.00%, 01/01/17 (c)	1,129,050
1,000,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC) (NATL) 5.00%, 01/01/17 (c)	1,117,250
500,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC) (NATL) 5.00%, 01/01/17 (c)	545,680
500,000	Los Angeles, California Unified School District, Series A (GO) (AGM) 4.50%, 07/01/17 (c)	546,855
1,500,000	Los Angeles, California Wastewater System, Series A (RB) 5.75%, 06/01/19 (c)	1,796,130
500,000	Orange County, California Sanitation District, Wastewater Refunding, Series A (RB) 5.00%, 02/01/22	645,505

See Notes to Financial Statements

Principal Amount		Value

California: (continued)
$1,585,000	Palomar Pomerado Health, Series A (GO) (NATL) 6.17%, 08/01/27^	$763,415
1,000,000	Sacramento, California Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/22	1,157,410
500,000	Sacramento, California Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/24	572,480
400,000	Sacramento, California Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/25	453,328
500,000	Sacramento, California Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/26	566,145
250,000	San Diego, California Community College District (GO) (AGM) 5.00%, 08/01/17 (c)	303,820
500,000	San Diego, California Community College District (GO) (AGM) 5.00%, 08/01/17 (c)	575,930
500,000	San Diego, California Community College District (GO) (AGM) 5.00%, 05/01/15 (c)	567,590
250,000	San Diego, California Community College District (GO) (AGM) 5.00%, 08/01/17 (c)	285,418
500,000	San Diego, California Water Authority, Series A (RB) 4.50%, 05/01/21 (c)	565,050
500,000	San Diego, California Water Authority, Series A (RB) 5.00%, 05/01/21 (c)	593,045
500,000	San Francisco, California City & Country Public Utilities Commission, Series A (RB) 5.00%, 11/01/19 (c)	578,655
500,000	San Francisco, California City & Country Public Utilities Commission, Series B (RB) 4.00%, 11/01/19 (c)	554,210
500,000	San Francisco, California City & County Airports Commission, Second Series 32G (RB) (FGIC) (NATL) 5.00%, 05/01/16 (c)	551,440
1,000,000	San Francisco, California City & County General Hospital Improvement, Series A (GO) 4.75%, 06/15/19	1,207,330
500,000	San Francisco, California City & County Public Utilities Commission, Series B (RB) 4.00%, 11/01/19 (c)	544,895
1,000,000	San Francisco, California Public Utilities Commission Water Revenue, Sub-Series A (RB) 5.00%, 11/01/21 (c)	1,212,960
1,250,000	San Francisco, California Public Utilities Commission Water Revenue, Sub-Series A (RB) 5.00%, 11/01/21 (c)	1,484,762
1,000,000	San Joaquin County, California Transportation Authority, Series A (RB) 5.00%, 03/01/21 (c)	1,145,710
250,000	San Jose, California Redevelopment Agency, Series D (AMBAC) (TA) 5.00%, 08/01/17 (c)	261,225
1,000,000	Southern California Public Power Authority, Canyon Power Project, Series A (RB) 5.25%, 01/01/20 (c)	1,157,390
500,000	University of California, Series J (RB) (AGM) 4.50%, 05/15/15 (c)	539,620
500,000	University of California, Series Q (RB) 5.00%, 05/15/17 (c)	568,015
1,000,000	Vernon City, California, Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	1,111,250

		63,954,055

Colorado: 0.3%
670,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	772,336
375,000	Denver, Colorado School District No. 1, Series C (GO) (SAW) 5.00%, 12/01/23	476,959

		1,249,295

Connecticut: 2.5%
500,000	Connecticut State Health & Educational Facility Authority, Series I (RB) (NATL) 5.00%, 07/01/17 (c)	550,230
1,000,000	Connecticut State Health & Educational Facility Authority. Series A (RB) 5.00%, 07/01/21 (c)	1,090,440
1,005,000	Connecticut State, Series B (GO) 5.00%, 05/15/21 (c)	1,239,014
1,500,000	Connecticut State, Series C (GO) 5.00%, 11/01/18 (c)	1,773,795
300,000	Connecticut State, Series C (GO) 5.75%, 11/01/18 (c)	377,139
2,000,000	Connecticut State, Series D (GO) 5.00%, 11/01/18	2,453,840
290,000	Connecticut State, Series D (GO) 5.00%, 12/01/17 (c)	342,409
500,000	Connecticut State, Series E (GO) 5.00%, 12/15/16 (c)	586,795
500,000	Connecticut State, Special Tax Revenue, Transportation Infrastructure Purposes (RB) 5.00%, 12/01/20	624,840
1,900,000	University of Connecticut, Series A (RB) 5.00%, 02/15/21 (c)	2,284,047

		11,322,549

District of Columbia: 1.1%
850,000	District of Columbia, Income Tax Secured Revenue, Series A (RB) 5.00%, 06/01/20 (c)	1,012,766

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF
SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

District of Columbia: (continued)
$1,000,000	District of Columbia, Income Tax Secured Revenue, Series A (RB) 5.00%, 06/01/20 (c)	$1,163,540
625,000	District of Columbia, Income Tax Secured Revenue, Series B (RB) 5.00%, 12/01/19 (c)	749,419
1,500,000	District of Columbia, Income Tax Secured Revenue, Series G (RB) 5.00%, 12/01/21 (c)	1,785,240
250,000	Washington D.C. Convention Center Authority, Senior Lien, Series A (RB) (AMBAC) 4.50%, 10/01/16 (c)	259,198

		4,970,163

Florida: 7.1%
250,000	Collier County, Florida School Board (CP) (AGM) 5.00%, 02/15/16 (c)	273,555
475,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 4.25%, 06/01/17	518,904
500,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) (AGM) 5.00%, 06/01/17	569,225
250,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 5.50%, 06/01/17	288,000
1,035,000	Florida Department of Management Services, Series A (CP) 5.00%, 08/01/18 (c)	1,200,372
500,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 4.00%, 06/01/19 (c)	567,190
500,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 4.75%, 06/01/20 (c)	574,815
330,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 5.00%, 06/01/20	410,177
1,000,000	Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 4.00%, 06/01/21 (c)	1,080,590
1,500,000	Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 5.00%, 06/01/19 (c)	1,791,210
500,000	Florida State Board of Education, Public Education Capital Outlay, Series D (GO) 5.00%, 06/01/19 (c)	596,295
400,000	Florida State Board of Education, Public Education Capital Outlay, Series E (GO) 5.00%, 06/01/18 (c)	452,956
1,000,000	Florida State Department of Environmental Protection, Series A (RB) 5.00%, 07/01/21	1,200,270
225,000	Florida State Department of Environmental Protection, Series A (RB) (AGO) 5.00%, 07/01/17 (c)	254,518
1,600,000	Florida State Department of Environmental Protection, Series B (RB) 5.00%, 07/01/20	1,927,648
1,000,000	Florida State Department of Environmental Protection, Series B (RB) 5.00%, 07/01/21	1,199,900
375,000	Florida State, Board of Education, Series A (GO) 4.00%, 06/01/21	435,622
1,000,000	Florida State, Board of Education, Series C (GO) 5.00%, 06/01/19 (c)	1,221,410
730,000	Florida State, Board of Education, Series D (GO) 5.50%, 06/01/19	922,019
2,000,000	Florida State, Right-of-Way Acquisition & Bridge Construction, Series B (GO) 5.00%, 07/01/21 (c)	2,416,160
1,500,000	Jacksonville, Florida, Series B (RB) 5.00%, 10/01/21	1,829,580
510,000	Miami-Dade County, Florida Aviation, Series A (RB) 4.88%, 10/01/20 (c)	562,652
250,000	Miami-Dade County, Florida Educational Facilities, Series B (RB) (AMBAC) 5.25%, 04/01/22	296,733
2,500,000	Miami-Dade County, Florida Educational Facilities, Series B (RB) (AMBAC) 5.25%, 04/01/24	2,944,450
500,000	Miami-Dade County, Florida School Board, Series A (CP) (AMBAC) 5.00%, 08/01/18 (c)	568,425
500,000	Miami-Dade County, Florida School Board, Series B (CP) (AGO) 5.25%, 05/01/18 (c)	570,130
500,000	Miami-Dade County, Florida Seaport General Obligation, Series C (GO) 5.00%, 10/01/21 (c)	574,375
1,000,000	Miami-Dade County, Florida Seaport General Obligation, Series C (GO) 5.00%, 10/01/21 (c)	1,135,670
250,000	Miami-Dade County, Florida Special Obligation, Capital Asset Acquisition, Series A (RB) (AMBAC) 5.00%, 04/01/17 (c)	273,385
500,000	Miami-Dade County, Florida Water and Sewer System (RB) (AGM) 5.00%, 10/01/20 (c)	574,640
325,000	Miami-Dade County, Florida Water and Sewer System, Series B (RB) (AGM) 5.25%, 10/01/19	394,420
700,000	Orange County, Florida Tourist Development Tax Revenue (RB) 5.00%, 10/01/22	829,192

See Notes to Financial Statements

Principal Amount		Value

Florida: (continued)
$430,000	Orange County, Florida Tourist Development Tax Revenue, Series A (RB) (NATL) 5.00%, 10/01/17 (c)	$485,010
500,000	Orlando, Florida Utilities Commission Utility System (RB) 5.00%, 10/01/16 (c)	584,675
250,000	Palm Beach County, Florida School Board, Series A (CP) (AGM) 5.00%, 08/01/15 (c)	276,013
250,000	Polk County, Florida School District (RB) (AGM) 5.00%, 10/01/17	290,368
250,000	Port Saint Lucie, Florida Utility System Refunding and Improvement (RB) (NATL) 5.25%, 09/01/21	296,133
250,000	South Miami Health Facilities Authority, Baptist Health South Florida Group (RB) 5.00%, 08/15/17 (c)	285,800
500,000	South Miami Health Facilities Authority, Baptist Health South Florida Group (RB) 5.00%, 08/15/17 (c)	563,070
500,000	Tampa, Florida Board of Education, Public Education Capital Outlay Refunding, Series B (GO) 4.00%, 06/01/21 (c)	564,900
750,000	Volusia County, Florida Educational Facilities Authority, Embry-Riddle Aeronautical University, Inc. (RB) 5.00%, 10/15/15 (c)	764,002

		32,564,459

Georgia: 2.6%
505,000	Atlanta, Georgia Water & Wastewater Revenue, Series A (RB) 6.00%, 11/01/19 (c)	619,307
500,000	Cobb County, Georgia Water & Sewerage Improvement (RB) 3.75%, 07/01/19 (c)	543,815
750,000	DeKalb County, Georgia Hospital Authority (RB) 5.25%, 09/01/20	844,065
250,000	Douglas County, Georgia School District (GO) (AGM) (SAW) 5.00%, 04/01/17 (c)	284,410
400,000	Fulton County, Georgia Development Authority, Series B (RB) 4.50%, 03/15/19 (c)	432,328
500,000	Georgia State, Series B (GO) 5.00%, 04/01/17 (c)	602,005
500,000	Georgia State, Series B (GO) 5.00%, 01/01/19 (c)	616,955
400,000	Georgia State, Series B (GO) 5.00%, 07/01/18 (c)	482,612
500,000	Georgia State, Series B (GO) 5.00%, 01/01/19 (c)	598,615
250,000	Georgia State, Series C (GO) 5.00%, 07/01/17 (c)	298,925
1,000,000	Georgia State, Series C (GO) 5.00%, 07/01/21 (c)	1,256,630
500,000	Georgia State, Series J (GO) 4.50%, 11/01/21 (c)	605,680
400,000	Gwinnett County, Georgia Development Authority, Public Schools Project (CP) (NATL) 5.25%, 01/01/21	495,008
550,000	Gwinnett County, Georgia Development Authority, Public Schools Project (CP) (NATL) 5.25%, 01/01/24	691,366
655,000	Gwinnett County, Georgia School District (GO) 5.00%, 02/01/24	847,033
500,000	Gwinnett County, Georgia School District (GO) 5.00%, 02/01/25 (c)	638,830
1,000,000	Main Street Natural Gas, Inc., Gas Project, Series B (RB) 5.00%, 03/15/18	1,087,180
500,000	Main Street Natural Gas, Inc., Gas Project, Series B (RB) 5.00%, 03/15/20	533,090
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Series A (RB) 5.00%, 11/01/22	616,315

		12,094,169

Hawaii: 1.1%
350,000	City & County of Honolulu, Hawaii, Series B (GO) 5.00%, 08/01/21 (c)	434,206
500,000	City & County of Honolulu, Hawaii, Series B (GO) 5.00%, 12/01/20 (c)	600,230
500,000	City & County of Honolulu, Hawaii, Series B (GO) 5.00%, 12/01/20 (c)	594,260
500,000	Hawaii State, Series DK (GO) 5.00%, 05/01/18 (c)	574,585
500,000	Hawaii State, Series DQ (GO) 5.00%, 06/01/19 (c)	593,810
800,000	Hawaii State, Series DZ (GO) 5.00%, 12/01/21 (c)	983,168
1,000,000	Hawaii State, Series EA 5.00%, 12/01/22	1,242,560

		5,022,819

Illinois: 5.6%
250,000	Chicago O’Hare International Airport, 3rd Lien, Series A (RB) (AMBAC) 5.00%, 01/01/16 (c)	273,840
500,000	Chicago O’Hare International Airport, 3rd Lien, Series A (RB) (NATL) 5.25%, 01/01/16 (c)	540,515
1,000,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	1,141,470
500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	567,860

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF
SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Illinois: (continued)
$500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	$562,395
500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (NATL) 5.25%, 01/01/18	592,435
500,000	Chicago O’Hare International Airport, 3rd Lien, Series C (RB) (AGO) 5.25%, 01/01/20 (c)	583,545
500,000	Chicago, Illinois Board of Education (GO) 5.00%, 12/01/20	600,660
500,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 4.50%, 01/01/16 (c)	532,775
1,000,000	Chicago, Illinois Project & Refunding, Series A (GO) (AMBAC) 5.00%, 01/01/17 (c)	1,122,430
250,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	269,365
500,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	536,025
250,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	265,330
300,000	Chicago, Illinois Project & Refunding, Series C (GO) (NATL) 5.00%, 01/01/18 (c)	344,130
250,000	Chicago, Illinois Project & Refunding, Series C (GO) 5.00%, 01/01/19 (c)	285,650
180,000	Chicago, Illinois Transit Authority (RB) (AMBAC) 5.00%, 12/01/16 (c)	201,830
70,000	Chicago, Illinois Transit Authority (RB) (AMBAC) 5.00%, 12/01/16 (c)	83,397
500,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5307-A (RB) (AGO) 5.25%, 06/01/18 (c)	551,260
750,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5307-A (RB) (AGO) 5.25%, 06/01/18 (c)	821,707
250,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5309 (RB) (AGO) 5.00%, 06/01/16	277,360
475,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	540,616
500,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	562,870
1,000,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	1,118,520
500,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	555,315
1,105,000	Illinois Finance Authority, Trinity Health Credit Group (RB) 5.00%, 12/01/21 (c)	1,263,037
1,035,000	Illinois Finance Authority, Trinity Health Credit Group (RB) 5.00%, 12/01/21 (c)	1,169,384
1,000,000	Illinois Finance Authority, Trinity Health Credit Group (RB) 5.00%, 11/01/19 (c)	1,089,190
1,350,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.25%, 06/01/20	1,542,496
1,200,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.38%, 06/01/21	1,382,736
1,500,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.50%, 06/01/21 (c)	1,711,500
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/19	561,880
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/20 (c)	556,745
1,000,000	Illinois State, Series A (GO) 4.00%, 01/01/19	1,062,420
1,000,000	Illinois State, Series A (GO) 4.00%, 01/01/22 (c)	1,030,710
500,000	Illinois State, Series B (GO) 5.25%, 01/01/18	563,700
500,000	Illinois State, Series B (GO) 5.25%, 01/01/21	569,270
395,000	Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308, Capital Appreciation School (GO) (AGM) 5.61%, 02/01/26^	215,717

		25,650,085

Indiana: 0.8%
250,000	Delaware County, Indiana Hospital, Cardinal Health System Obligation Group (RB) 5.00%, 08/01/16 (c)	261,643
825,000	Indiana Finance Authority Health System Revenue, Series C (RB) 5.25%, 11/01/18 (c)	942,686
750,000	Indiana Finance Authority Highway Revenue, Series A (RB) (FGIC) (NATL) 4.50%, 12/01/16 (c)	828,855
1,000,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Series B-1 (RB) 5.00%, 01/15/20 (c)	1,185,630
500,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Series K (RB) 5.00%, 06/01/21 (c)	580,235

		3,799,049

Iowa: 0.4%
1,600,000	Iowa Finance Authority (RB) 5.00%, 08/01/19 (c)	1,953,536

See Notes to Financial Statements

Principal Amount		Value

Kansas: 0.4%
$1,500,000	Kansas Development Finance Authority (RB) 4.00%, 12/01/19 (c)	$1,653,330
260,000	Kansas Development Finance Authority (RB) 5.00%, 03/01/20 (c)	317,515

		1,970,845

Kentucky: 1.2%
1,535,000	Kentucky Economic Development Finance Authority Hospital, Baptist Healthcare System Obligated, Series A (RB) 5.63%, 08/15/18 (c)	1,749,961
250,000	Kentucky State Property & Buildings Commission, Project No. 89 (RB) (AGM) 5.00%, 11/01/18 (c)	282,613
555,000	Kentucky State Property & Buildings Commission, Project No. 90 (RB) 5.00%, 11/01/18 (c)	654,822
250,000	Kentucky State Property & Buildings Commission, Project No. 90 (RB) 5.75%, 11/01/18 (c)	311,660
500,000	Kentucky State Property & Buildings Commission, Project No. 93 (RB) (AGO) 5.25%, 02/01/19 (c)	582,470
1,300,000	Lexington Fayette Urban County Government Public Facilities Corp., Eastern State Hospital Project, Series A (RB) 5.25%, 06/01/21 (c)	1,468,038
500,000	Louisville & Jefferson County, Kentucky Metropolitan Sewer District, Series A (RB) 5.00%, 11/15/21 (c)	588,725

		5,638,289

Louisiana: 0.4%
1,000,000	Louisiana State, Series A (GO) 5.00%, 08/01/22	1,253,450
500,000	Louisiana State, Series B (RB) 5.00%, 05/01/20 (c)	579,855

		1,833,305

Maryland: 1.6%
1,300,000	Anne Arundel County, Maryland (GO) 5.00%, 04/01/19	1,617,902
1,000,000	Howard County, Maryland Consolidated Public Improvement (GO) 5.00%, 08/15/21 (c)	1,254,920
250,000	Maryland State & Local Facilities Loan, Second Series A (GO) 5.00%, 08/15/17 (c)	295,115
425,000	Maryland State & Local Facilities Loan, Second Series B (GO) 4.00%, 08/15/19 (c)	481,716
500,000	Maryland State & Local Facilities Loan, Second Series B (GO) 4.50%, 03/15/19 (c)	578,775
500,000	Maryland State Department of Transportation (RB) 4.00%, 05/15/19 (c)	567,410
250,000	Maryland State Department of Transportation, Second Issue (RB) 5.00%, 09/01/18 (c)	298,462
1,000,000	Montgomery & Price George’s Counties, Maryland Washington Suburban Sanitary District, Consolidated Public Improvement (GO) 3.00%, 06/01/21 (c)	1,067,190
750,000	Montgomery & Price George’s Counties, Maryland Washington Suburban Sanitary District, Consolidated Public Improvement (GO) 4.13%, 06/01/18 (c)	854,122
250,000	Montgomery County, Maryland Construction Public Improvement, Series A (GO) 5.00%, 05/01/17 (c)	301,852

		7,317,464

Massachusetts: 3.0%
425,000	Commonwealth of Massachusetts, Consolidated Loan, Series D (GO) 5.00%, 10/01/21 (c)	517,182
500,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.25%, 07/01/27	641,160
1,000,000	Massachusetts Commonwealth, Series A (GO) 5.00%, 04/01/21 (c)	1,172,410
1,300,000	Massachusetts Commonwealth, Series D (GO) 4.25%, 10/01/21 (c)	1,444,742
1,150,000	Massachusetts Commonwealth, Series E (GO) 4.00%, 12/01/19 (c)	1,307,504
1,150,000	Massachusetts Commonwealth, Series E (GO) 4.00%, 12/01/19 (c)	1,294,601
500,000	Massachusetts Development Finance Agency, Brandeis University, Series O-2 (RB) 5.00%, 10/01/19 (c)	552,695
1,000,000	Massachusetts Development Finance Agency, Partners Health Care System Issue, Series K (RB) 5.00%, 01/18/18 (p)	1,185,350
435,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 4.50%, 01/01/19	486,930
435,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 5.15%, 01/01/20 (c)	480,388
500,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 5.50%, 01/01/20 (c)	580,510

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Massachusetts: (continued)
$500,000	Massachusetts General Obligation Refunding, Series B (GO) (AGM) 5.25%, 09/01/23	$646,340
500,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A (RB) (AMBAC) 4.50%, 08/15/17 (c)	547,375
250,000	Massachusetts State Health & Education Facilities Authority, Boston Medical Center, Series B (RB) 4.75%, 07/01/18 (c)	261,568
600,000	Massachusetts State Health & Education Facilities Authority, Harvard University, Series A (RB) 5.00%, 12/15/19 (c)	721,872
475,000	Massachusetts State Water Pollution Abatement, Pool Program, Series 12 (RB) 4.35%, 08/01/16 (c)	511,751
1,000,000	Massachusetts State Water Resource Authority, Series A (RB) (AGM) 5.25%, 08/01/27	1,276,440

		13,628,818

Michigan: 1.6%
245,000	Dearborn, Michigan School District (GO) (FGIC) (NATL) (Q-SBLF) 5.00%, 05/01/17	283,176
250,000	Detroit, Michigan School District, Series A (GO) (AGM) (Q-SBLF) 5.00%, 05/01/15 (c)	264,585
1,000,000	Michigan Municipal Board Authority Clean Water Revolving Fund (RB) 4.63%, 10/01/17 (c)	1,118,720
3,020,000	Michigan Municipal Board Authority Clean Water Revolving Fund (RB) 5.00%, 10/01/21	3,811,391
250,000	Michigan State Building Authority, Series 1A (RB) (FGIC) (NATL) 4.61%, 10/15/16 (c)^	199,810
250,000	Michigan State Building Authority, Series 1A (RB) (FGIC) (NATL) 4.52%, 10/15/16 (c)^	188,745
500,000	Michigan State Strategic Fund Limited, Series A (RB) (AGO) 5.25%, 10/15/18 (c)	571,825
715,000	Wayne County, Michigan Airport Authority (RB) (FGIC) (NATL) 5.00%, 12/01/17 (c)	787,930

		7,226,182

Minnesota: 1.0%
750,000	Minnesota Agricultural & Economic Development Board, Series C-1 (RB) (AGO) 5.50%, 02/15/20 (c)	864,630
1,185,000	Minnesota Public Facilities Authority Series C (RB) 3.25%, 03/01/20 (c)	1,252,995
500,000	Minnesota State, Various Purpose Refunding, Series F (GO) 4.00%, 08/01/19	591,900
500,000	St. Louis Park City, Minnesota Health Care Facilities, Park Nicollet Health Services, Series C (RB) 5.50%, 07/01/17	585,125
1,000,000	Tobacco Securitization Authority, Minnesota Tobacco Settlement, Series B (RB) 5.25%, 03/01/22 (c)	1,106,700

		4,401,350

Missouri: 1.6%
500,000	Jackson County, Missouri Special Obligation, Harry S. Truman Sports Complex (RB) (AMBAC) 5.00%, 12/01/16 (c)	545,145
500,000	Jackson County, Missouri Special Obligation, Harry S. Truman Sports Complex (RB) (AMBAC) 5.00%, 12/01/16 (c)	539,355
505,000	Kansas City, Missouri Industrial Development Authority (RB) 5.50%, 09/01/21 (c)	574,847
1,500,000	Kansas City, Missouri Water Refunding & Improvement Revenue Bonds, Series A (RB) (BHAC) 5.00%, 12/01/18 (c)	1,817,190
500,000	Missouri Joint Municipal Electric Utility Commission (RB) (NATL) 5.00%, 01/01/16 (c)	524,135
1,000,000	Missouri State Board of Public Buildings, Series A (RB) 1.00%, 10/01/19 (c)	683,130
1,250,000	Missouri State Board of Public Buildings, Series A (RB) 4.00%, 10/01/19 (c)	1,452,212
1,000,000	Missouri State Highways and Transportation Commission, Senior Lien (RB) 5.00%, 02/01/17 (c)	1,169,690

		7,305,704

Nebraska: 0.2%
1,000,000	Douglas County, Nebraska School District (GO) 4.00%, 04/01/20 (c)	1,139,370

Nevada: 1.3%
520,000	Clark County, Nevada Airport System Subordinate Lien, Series C (RB) (AGM) 5.00%, 07/01/19 (c)	579,810
500,000	Clark County, Nevada Airport System, Senior Series D (RB) 5.00%, 01/01/20 (c)	569,805
1,000,000	Clark County, Nevada School District, Series A (GO) (FGIC) (NATL) 5.00%, 06/15/17 (c)	1,162,660
500,000	Clark County, Nevada School District, Series A (GO) (FGIC) (NATL) 5.00%, 06/15/17 (c)	562,780
1,000,000	Clark County, Nevada School District, Series B (GO) 5.00%, 12/15/17 (c)	1,167,290

See Notes to Financial Statements

Principal Amount		Value

Nevada: (continued)
$250,000	Clark County, Nevada School District, Series B (GO) 5.00%, 12/15/17 (c)	$279,083
500,000	Clark County, Nevada School District, Series B (GO) 5.00%, 12/15/17 (c)	550,775
500,000	Clark County, Nevada School District, Series A (GO) 5.00%, 06/15/18 (c)	578,770
500,000	Clark County, Nevada, Limited Tax Transportation Refunding, Series A (GO) 4.00%, 12/01/19 (c)	548,580

		5,999,553

New Hampshire: 0.9%
1,000,000	New Hampshire State, Series A (GO) 5.00%, 07/01/20 (c)	1,244,420
2,450,000	New Hampshire State, Series A (GO) 5.00%, 07/01/20 (c)	2,998,775

		4,243,195

New Jersey: 3.3%
1,000,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series GG (RB) 5.25%, 03/01/21 (c)	1,143,300
500,000	New Jersey Economic Development Authority, School Facilities Construction, Series EE (RB) 5.25%, 03/01/21 (c)	600,835
500,000	New Jersey Health Care Facilities Financing Authority (RB) 5.00%, 07/01/22 (c)	576,120
500,000	New Jersey Health Care Facilities Financing Authority (RB) 5.00%, 07/01/22 (c)	553,720
500,000	New Jersey State Educational Facilities Authority, Kean University, Series A (RB) 5.00%, 09/01/19 (c)	570,265
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.25%, 12/15/20	608,575
1,000,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/23	1,202,540
500,000	New Jersey State Turnpike Authority, Series A (RB) (AGM) 5.25%, 01/01/26	615,190
300,000	New Jersey State Turnpike Authority, Series H (RB) 5.00%, 01/01/19 (c)	354,219
500,000	New Jersey State Various Purpose (GO) 4.00%, 06/01/19 (c)	540,275
500,000	New Jersey State Various Purpose (GO) 5.00%, 06/01/19 (c)	594,895
500,000	New Jersey State Various Purpose (GO) 5.00%, 06/01/19 (c)	627,395
1,000,000	New Jersey State, Series Q (GO) 5.00%, 08/15/20	1,241,730
1,000,000	New Jersey State, Series S (GO) 5.00%, 08/15/19	1,235,170
520,000	New Jersey Transportation Trust Fund Authority, Series A (RB) (FGIC) (NATL) 5.00%, 06/15/16	600,943
1,000,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.25%, 12/15/22	1,221,580
660,000	New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/24	795,465
880,000	Newark, New Jersey Qualified General Improvement, Series A (GO) (SAW) 4.00%, 10/01/20 (c)	951,086
980,000	Tobacco Settlement Financing Corp., Senior Series A-1 (RB) 4.50%, 06/01/17 (c)	931,461

		14,964,764

New Mexico: 0.8%
500,000	Albuquerque, New Mexico Municipal School District No. 12, School Building, Series A (GO) (SAW) 5.00%, 08/01/19 (c)	612,770
1,500,000	Albuquerque, New Mexico Municipal School District No. 12, School Building, Series A (GO) (SAW) 5.00%, 08/01/19 (c)	1,812,150
1,000,000	New Mexico Finance Authority State Transportation, Senior Lien, Series A (RB) 5.00%, 12/15/16 (c)	1,116,670
260,000	New Mexico Finance Authority State Transportation, Senior Lien, Series B (RB) 5.00%, 06/15/21	328,164

		3,869,754

New York: 17.1%
500,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) 5.00%, 05/01/19	601,070
500,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (SAW) 5.00%, 05/01/21 (c)	584,760
500,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) 5.25%, 05/01/19 (c)	575,950
250,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (AGM) 5.75%, 05/01/17 (c)	300,542

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New York: (continued)
$250,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (AGM) 5.75%, 05/01/18 (c)	$295,428
500,000	Long Island Power Authority, Electric System, Series E (RB) (FGIC) (NATL) 5.00%, 12/01/16 (c)	577,855
285,000	Metropolitan Transportation Authority, Series D (RB) 5.00%, 11/15/21	343,493
850,000	Nassau County, New York General Improvement, Series C (GO) 4.00%, 10/01/20 (c)	912,101
475,000	Nassau County, New York Interim Finance Authority, Series A (RB) 4.50%, 05/15/19 (c)	528,466
1,000,000	Nassau County, New York Interim Finance Authority, Series A (RB) 5.00%, 05/15/19 (c)	1,193,020
250,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series A (RB) 5.63%, 06/15/18 (c)	300,650
600,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (FGIC) (NATL) (SAW) 5.00%, 01/15/17 (c)	697,908
500,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 5.00%, 07/15/20	608,270
250,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (FGIC) (NATL) (SAW) 5.00%, 01/15/17 (c)	280,493
500,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 5.00%, 01/15/18 (c)	564,870
500,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 5.00%, 01/15/18 (c)	558,680
500,000	New York City Transitional Finance Authority, Building Aid, Series S-2 (RB) (SAW) 4.00%, 07/15/21 (c)	535,350
275,000	New York City Transitional Finance Authority, Building Aid, Series S-3 (RB) (SAW) 5.25%, 01/15/19 (c)	318,252
1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB) 5.00%, 11/01/20	1,243,890
725,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB) 5.00%, 11/01/21 (c)	877,344
400,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB) 5.00%, 05/01/17 (c)	472,408
500,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB) 5.00%, 05/01/17 (c)	582,335
500,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D (RB) 5.00%, 05/01/20 (c)	601,305
1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D (RB) 5.00%, 05/01/20 (c)	1,180,140
500,000	New York City, Series A-1 (GO) 5.00%, 08/01/17	597,130
500,000	New York City, Series B (GO) 5.00%, 08/01/17	597,130
900,000	New York City, Series B (GO) 5.00%, 08/01/19	1,101,609
550,000	New York City, Series B (GO) 5.00%, 08/01/21 (c)	674,553
250,000	New York City, Series C (GO) 5.00%, 08/01/19 (c)	295,530
1,005,000	New York City, Series C (GO) 5.25%, 08/01/18	1,230,844
250,000	New York City, Series D-1 (GO) 5.13%, 12/01/17 (c)	294,795
500,000	New York City, Series E (GO) 5.00%, 08/01/20 (c)	584,875
1,000,000	New York City, Series E (GO) 5.00%, 08/01/19 (c)	1,158,220
500,000	New York City, Series E (GO) 5.00%, 08/01/19 (c)	576,255
500,000	New York City, Series G (GO) 5.00%, 08/01/17 (c)	583,810
375,000	New York City, Series G (GO) 5.00%, 08/01/17 (c)	434,992
250,000	New York City, Series I-1 (GO) 5.00%, 04/01/16 (c)	286,705
500,000	New York City, Series J-1 (GO) 5.00%, 05/15/19 (c)	588,625
500,000	New York City, Sub Series C-1 (GO) 5.00%, 10/01/17 (c)	582,415
250,000	New York City, Sub Series F-1 (GO) (XLCA) 5.00%, 09/01/15 (c)	280,113
800,000	New York City, Sub Series G-1 (GO) 5.00%, 04/01/22	991,240
500,000	New York City, Sub Series J-1 (GO) 5.00%, 06/01/16 (c)	576,900
500,000	New York City, Sub Series L-1 (GO) 5.00%, 04/01/18 (c)	579,900
475,000	New York Local Government Assistant Corp., Series A (RB) 4.00%, 04/01/20 (c)	527,649

See Notes to Financial Statements

Principal Amount		Value

New York: (continued)
$250,000	New York State Dormitory Authority Non State Supported Debt School, District Financing Program, Series A (RB) (AGM) 5.25%, 10/01/17	$291,050
375,000	New York State Dormitory Authority, State Consolidating Service Contract, Series A (RB) 5.00%, 07/01/18	448,785
500,000	New York State Dormitory Authority, State Consolidating Service Contract, Series A (RB) 5.00%, 07/01/19 (c)	574,410
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 12/15/17	605,920
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/18 (c)	594,515
3,000,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/21 (c)	3,694,980
295,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/18 (c)	344,823
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 02/15/18	603,665
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/21 (c)	601,045
500,000	New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 02/15/18	603,665
1,000,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/18 (c)	1,179,820
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/16	584,205
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/18	608,430
1,625,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 08/15/21 (c)	1,967,144
250,000	New York State Dormitory Authority, State Personal Income Tax, Series F (RB) (AMBAC) 5.00%, 03/15/15 (c)	274,235
1,000,000	New York State Dormitory Authority, State University Educational Facilities Issue, Series A (RB) 5.00%, 05/15/19	1,214,190
250,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB) 4.75%, 06/15/16 (c)	271,358
500,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB) 5.00%, 06/15/18 (c)	585,630
500,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB) 4.50%, 06/15/17 (c)	544,975
500,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB) 5.00%, 06/15/16 (c)	571,105
500,000	New York State Municipal Bond Bank Agency, Series C (RB) (AGO) 5.00%, 02/15/17	576,225
415,000	New York State Thruway Authority, Local Highway & Bridge Service (RB) 5.00%, 04/01/19	506,358
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (AMBAC) 4.25%, 04/01/16 (c)	555,255
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (FGIC) (NATL) 5.00%, 10/01/15 (c)	287,175
400,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 09/15/18 (c)	483,620
1,500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 09/15/20 (c)	1,836,000
350,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/18 (c)	402,570
1,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/18 (c)	1,144,250
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (AMBAC) 5.00%, 04/01/16 (c)	280,683
1,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/20 (c)	1,205,490

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New York: (continued)
$250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/21 (c)	$304,777
1,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B (RB) 5.00%, 10/01/18 (c)	1,143,400
500,000	New York State Thruway Authority, Series H (RB) (NATL) 5.00%, 01/01/18 (c)	586,030
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 03/15/19	611,945
1,000,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 03/15/21	1,241,700
250,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 03/15/21 (c)	303,632
525,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 09/15/18 (c)	608,155
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 09/15/20 (c)	583,555
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 03/15/19 (c)	607,340
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 09/15/17 (c)	593,770
1,000,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 09/15/17 (c)	1,183,020
510,000	New York State Urban Development Corp., Service Contract, Series D (RB) 5.50%, 01/01/19	622,567
1,000,000	New York State Urban Development Corp., State Personal Income, Economic Development & Housing, Series A-1 (RB) 5.00%, 12/15/16	1,186,980
1,000,000	New York State Urban Development Corp., State Personal Income, Series A (RB) 4.00%, 03/15/21 (c)	1,114,390
700,000	New York State Urban Development Corp., State Personal Income, Series A (RB) 4.00%, 03/15/21 (c)	768,992
500,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 3.00%, 12/15/16	548,325
500,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 5.00%, 12/15/17	605,920
1,000,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 5.00%, 12/15/18	1,227,440
500,000	New York State, Series A (GO) 3.00%, 03/01/17	548,500
1,000,000	New York State, Series A (GO) 3.00%, 03/01/19	1,090,880
500,000	New York State, Series A (GO) 3.50%, 02/15/21 (c)	540,425
1,050,000	New York State, Series A (GO) 4.00%, 02/15/21 (c)	1,148,332
800,000	New York State, Series E (GO) 4.00%, 12/15/21 (c)	881,136
1,000,000	New York State, Series E (GO) 4.00%, 12/15/21 (c)	1,084,720
500,000	New York Triborough Bridge & Tunnel Authority, Series D (RB) 5.00%, 11/15/18 (c)	566,215
500,000	Oyster Bay, New York Public Improvement (GO) 3.50%, 08/15/17 (c)	526,110
1,000,000	Suffolk County, New York Public Improvement Series A (GO) 4.00%, 05/15/19 (c)	1,030,290
1,000,000	Suffolk County, New York Public Improvement Series C (GO) 4.00%, 10/15/19	1,115,770
500,000	Suffolk County, New York Public Improvement Series C (GO) 4.00%, 10/15/19 (c)	539,040
1,000,000	Triborough Bridge & Tunnel Authority, Series A (RB) 5.00%, 11/15/19	1,239,590
3,000,000	Triborough Bridge & Tunnel Authority, Series A (RB) 5.00%, 01/01/22 (c)	3,614,370

		78,486,762

North Carolina: 0.6%
500,000	North Carolina State Capital Improvement Limited Obligation Bonds, Series A (RB) 4.50%, 05/01/20 (c)	563,175
500,000	North Carolina State Capital Improvement Limited Obligation Bonds, Series B (RB) 5.00%, 11/01/18	611,025
1,000,000	North Carolina State, Department of State Treasurer, Great Anticipation Revenue (RB) 5.00%, 03/01/18	1,213,880

See Notes to Financial Statements

Principal Amount		Value

North Carolina: (continued)
$400,000	North Carolina State, Series C (GO) 5.00%, 05/01/22	$512,808

		2,900,888

Ohio: 1.8%
450,000	Columbus, Ohio Various Purpose Limited & Unlimited, Series A (GO) 4.25%, 09/01/17 (c)	498,514
900,000	Columbus, Ohio Various Purpose Limited & Unlimited, Series A (GO) 5.00%, 12/15/16 (c)	1,070,532
965,000	Cuyahoga County, Ohio Medical Mart/ Convention Center Project, Series F (RB) 5.25%, 12/01/20 (c)	1,112,346
1,500,000	Hamilton County, Ohio Sales Tax, Subordinate Series A (RB) (AMBAC) 5.00%, 12/01/16 (c)	1,692,390
530,000	Kent State University, Series B (RB) (AGO) 5.00%, 05/01/19 (c)	599,287
450,000	Ohio State, Higher Education, Series A (GO) 4.00%, 08/01/18	520,884
500,000	Ohio State, Higher Education, Series C (GO) 4.25%, 08/01/22	583,555
250,000	Ohio State, Major New State Infrastructure Project, Series 2008-1 (RB) 6.00%, 06/15/17	309,237
1,150,000	Ohio State, Turnpike Commission, Series A (RB) 5.25%, 02/15/27	1,436,718
500,000	University of Akron, Series A (RB) (AGM) 5.00%, 01/01/20	592,385

		8,415,848

Oklahoma: 0.2%
250,000	Grand River Dam Authority, Series A (RB) (BHAC) 5.00%, 06/01/18 (c)	293,185
500,000	Grand River Dam Authority, Series A (RB) (BHAC) 5.00%, 06/01/18 (c)	574,935

		868,120

Oregon: 1.3%
1,000,000	Marion & Polk Counties, Oregon Salem-Keizer School District No. 24J, Deferred Interest, Series B (GO) (SBG) 4.26%, 06/15/22^	739,900
750,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) (AGM) 5.00%, 04/01/17 (c)	860,790
500,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) 5.00%, 04/01/19 (c)	588,945
1,000,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) 5.25%, 04/01/19 (c)	1,181,180
250,000	Port Portland, Oregon International Airport, Series 19 (RB) 5.25%, 07/01/18 (c)	279,628
500,000	Portland, Oregon Community College District (GO) 5.00%, 06/15/19 (c)	604,560
475,000	Portland, Oregon Sewer System, Series A (RB) 4.25%, 03/01/20 (c)	532,318
575,000	Portland, Oregon Sewer System, Series A (RB) 5.00%, 03/01/20 (c)	665,534
675,000	Portland, Oregon Sewer System, Series B (RB) (AGM) 5.00%, 06/15/18 (c)	773,854

		6,226,709

Pennsylvania: 2.3%
500,000	Allegheny County, Pennsylvania Airport Authority, Series B (RB) (AGM) 5.00%, 01/01/18 (c)	561,655
500,000	Allegheny County, Pennsylvania Hospital Development Authority, University of Pittsburgh Medical Center, Series A (RB) 5.00%, 09/01/17	589,840
250,000	Easton, Pennsylvania Area School District (GO) (AGM) (SAW) 7.50%, 04/01/16 (c)	309,025
250,000	Pennsylvania Economic Development Financing Authority, Health System, Albert Einstein Healthcare, Series A (RB) 6.25%, 10/15/19 (c)	283,173
500,000	Pennsylvania Higher Educational Facilities Authority, Series AM (RB) 4.00%, 06/15/21 (c)	532,215
500,000	Pennsylvania State, First Series A (GO) 5.00%, 02/15/19	617,175
250,000	Pennsylvania State, Second Refunding Series (GO) 5.00%, 07/01/19	310,540
500,000	Pennsylvania State, Second Series (GO) 5.00%, 04/15/18	609,435
500,000	Pennsylvania State, Second Series (GO) 5.00%, 01/01/16 (c)	571,520
1,000,000	Pennsylvania State, Second Series B (GO) 5.00%, 05/01/18	1,219,800
1,500,000	Philadelphia, Pennsylvania School District, Series C (GO) (SAW) 5.00%, 09/01/17	1,705,170
500,000	Philadelphia, Pennsylvania Water & Wastewater, Series A (RB) (AMBAC) 4.50%, 08/01/17 (c)	525,210
1,000,000	Philadelphia, Pennsylvania, Series A (GO) (AGM) 5.00%, 08/01/17 (c)	1,133,700
1,000,000	Philadelphia, Pennsylvania, Series A (GO) (AGM) 5.25%, 12/15/18 (c)	1,170,710
290,000	University of Pittsburgh, Series A (RB) 5.50%, 03/15/19 (c)	364,124

		10,503,292

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Puerto Rico: 1.9%
$500,000	Puerto Rico Electric Power Authority, Series ZZ (RB) 5.00%, 07/01/16	$560,655
500,000	Puerto Rico Electric Power Authority, Series TT (RB) 5.00%, 07/01/17	559,640
300,000	Puerto Rico Electric Power Authority, Series TT (RB) 5.00%, 07/01/17 (c)	323,859
500,000	Puerto Rico Electric Power Authority, Series VV (RB) (FGIC) (NATL) 5.25%, 07/01/24	562,265
1,150,000	Puerto Rico Electric Power Authority, Series VV (RB) (AGM) 5.25%, 07/01/27	1,339,324
1,000,000	Puerto Rico Electric Power Authority, Series ZZ (RB) 5.25%, 07/01/20 (c)	1,074,000
500,000	Puerto Rico Highways & Transportation Authority, Series N (RB) 5.50%, 07/01/21	562,745
500,000	Puerto Rico Housing Finance Authority, Capital Fund Modernization Program (RB) 5.13%, 12/01/18 (c)	540,640
250,000	Puerto Rico Municipal Finance Agency, Series A (GO) (AGM) 5.00%, 08/01/15 (c)	261,003
300,000	Puerto Rico Municipal Finance Agency, Series A (GO) 5.25%, 08/01/15 (c)	311,748
1,050,000	Puerto Rico of Commonwealth, Public Improvement, Series A (GO) 5.00%, 07/01/18 (c)	1,095,129
500,000	Puerto Rico of Commonwealth, Public Improvement, Series A (GO) (AGM) 5.50%, 07/01/21 (c)	556,620
500,000	Puerto Rico Public Buildings Authority, Government Facilities, Series P (RB) (COMWLTH GTD) 5.75%, 07/01/18	572,565
500,000	University of Puerto Rico, Series P (RB) 5.00%, 06/01/16	539,695

		8,859,888

Rhode Island: 0.4%
370,000	Rhode Island Economic Development Corp., Transportation Department, Series A (RB) (AGO) 5.25%, 06/15/19	448,569
955,000	Rhode Island Economic Development Corp., Transportation Department, Series A (RB) (AGO) 5.25%, 06/15/19 (c)	1,141,722
250,000	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series C (GO) (NATL) 5.00%, 11/15/16 (c)	279,128

		1,869,419

South Carolina: 1.8%
2,000,000	Charleston County, South Carolina Capital Improvement (GO) (SAW) 5.00%, 11/01/21 (c)	2,542,260
1,000,000	Richland County, South Carolina School District No. 1, Series A (GO) 4.00%, 09/01/21 (c)	1,149,200
500,000	Richland County, South Carolina School District No. 1, Series A (GO) 4.00%, 09/01/21 (c)	534,520
500,000	Richland County, South Carolina School District No. 1, Series A (GO) 5.00%, 09/01/21 (c)	606,190
625,000	South Carolina State Economic Development, Series A (GO) 2.00%, 04/01/20 (c)	622,562
1,000,000	South Carolina State Economic Development, Series A (GO) 4.00%, 04/01/20 (c)	1,155,150
500,000	South Carolina State Public Service Authority, Series A (RB) 5.38%, 01/01/19 (c)	581,355
650,000	South Carolina State Public Service Authority, Series B (RB) 5.00%, 12/01/21	801,970
250,000	South Carolina State Public Service Authority, Series B (RB) (NATL) 5.00%, 01/01/16 (c)	281,815

		8,275,022

Tennessee: 2.3%
500,000	Memphis, Tennessee General Improvement Refunding (GO) 5.00%, 05/01/21	619,665
1,350,000	Memphis, Tennessee General Improvement Refunding (GO) 5.00%, 05/01/21 (c)	1,673,095
500,000	Metropolitan Government of Nashville & Davidson County, Tennessee (GO) 5.00%, 01/01/18 (c)	609,190
500,000	Metropolitan Government of Nashville & Davidson County, Tennessee Subordinate Lien Water & Sewer Revenue Refunding (RB) 5.00%, 07/01/20	611,575
1,750,000	Metropolitan Government of Nashville & Davidson County, Tennessee Subordinate Lien Water & Sewer Revenue Refunding (RB) 5.00%, 07/01/21	2,139,865
1,950,000	Metropolitan Government of Nashville & Davidson County, Tennessee Subordinate Lien Water & Sewer Revenue Refunding (RB) 5.00%, 07/01/22	2,408,659
1,000,000	Metropolitan Government of Nashville & Davidson County, Tennessee, Series D (GO) 5.00%, 07/01/20 (c)	1,218,950
500,000	Tennessee Energy Acquisition Corp., Series A (RB) 5.25%, 09/01/17	562,590

See Notes to Financial Statements

Principal Amount		Value

Tennessee: (continued)
$250,000	Tennessee Energy Acquisition Corp., Series A (RB) 5.25%, 09/01/23	$277,265
645,000	Tennessee Energy Acquisition Corp., Series C (RB) 5.00%, 02/01/21	695,620

		10,816,474

Texas: 5.5%
250,000	Bexar County, Texas North East Independent School District, Series A (GO) 5.00%, 08/01/17 (c)	300,822
250,000	EL Paso, Texas Hospital District, Series A (GO) (AGO) 5.00%, 08/15/18 (c)	288,008
250,000	Fort Worth, Texas Water & Sewer System Revenue (RB) 5.00%, 02/15/21 (c)	309,677
500,000	Harris County, Texas Cypress-Fairbanks Independent School District (GO) 5.00%, 02/15/21 (c)	604,585
500,000	Harris County, Texas Flood Control District (GO) 5.00%, 10/01/18 (c)	598,805
1,000,000	Harris County, Texas Permanent Improvement, Series A (GO) 5.00%, 10/01/20 (c)	1,174,470
750,000	Harris County, Texas Permanent Improvement, Series B (GO) 5.00%, 10/01/19	934,650
500,000	Harris County, Texas Unlimited Tax Road Refunding, Series A (GO) 5.00%, 10/01/20 (c)	604,395
250,000	Houston, Texas Independent School District (GO) 5.00%, 02/15/17 (c)	286,873
500,000	Houston, Texas Independent School District, Series B (GO) 4.50%, 02/15/17 (c)	536,630
1,000,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.00%, 03/01/19 (c)	1,171,740
2,000,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.00%, 03/01/21 (c)	2,436,280
500,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.00%, 03/01/19 (c)	570,580
250,000	Leander, Texas Independent School District (GO) 4.85%, 08/15/16 (c)^	158,365
425,000	Lewisville, Texas Independent School District (GO) 5.00%, 02/15/19 (c)	505,193
500,000	North Texas Tollway Authority, System Revenue, Series A (RB) (NATL) 5.13%, 01/01/18 (c)	540,575
1,500,000	North Texas Tollway Authority, System Revenue, Series A (RB) 6.25%, 02/01/20 (c)	1,638,150
750,000	San Antonio, Texas Electric & Gas Systems (RB) 5.00%, 02/01/17 (c)	853,155
5,000	San Antonio, Texas Electric & Gas Systems, Junior Lien (RB) 5.00%, 02/01/15 (c)	5,608
500,000	San Antonio, Texas Electric & Gas Systems, Series A (RB) 5.25%, 02/01/19 (c)	607,310
750,000	San Antonio, Texas Electric & Gas Systems, Series A (RB) 5.25%, 02/01/19 (c)	904,627
500,000	San Antonio, Texas Electric & Gas Systems, Series D (RB) 5.00%, 02/01/18	606,390
1,025,000	San Antonio, Texas Water System Revenue (RB) 5.00%, 05/15/22 (c)	1,270,662
1,500,000	San Antonio, Texas Water System Revenue, Series A (RB) 5.00%, 05/15/20 (c)	1,752,360
250,000	Tarrant County, Texas Cultural Educational Facilities Finance Corp., Texas Health Resources (RB) 5.00%, 02/15/17 (c)	273,983
500,000	Tarrant County, Texas Regional Water District (RB) (FGIC) (NATL) 4.45%, 03/01/16 (c)	550,345
225,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply, Senior Lien Series A (RB) 5.25%, 12/15/18	245,984
500,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply, Senior Lien Series A (RB) 5.25%, 12/15/19	543,060
500,000	Texas Public Finance Authority (GO) 5.00%, 10/01/21 (c)	592,260
250,000	Texas State University System Financing (RB) 5.25%, 03/15/18 (c)	296,433
500,000	Texas Transportation Commission, Mobility Fund, Series A (GO) 5.00%, 04/01/17 (c)	574,620
250,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 5.00%, 04/01/17 (c)	292,958
250,000	Texas Transportation Commission, State Highway Fund, First Tier, Series A (RB) 5.00%, 04/01/16 (c)	289,408
500,000	Texas Water Development Board, Subordinate Lien, Series B (RB) 5.00%, 07/15/17 (c)	601,650
1,000,000	University of Houston, Series A (RB) 5.00%, 02/15/21 (c)	1,226,970
500,000	University of Texas, Revenue Financing System, Series A (RB) 5.00%, 02/15/20 (c)	598,050
500,000	University of Texas, Revenue Financing System, Series A (RB) 5.25%, 08/15/18 (c)	589,340

		25,334,971

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Utah: 0.3%
$500,000	Utah State, Series A (GO) 5.00%, 07/01/21 (c)	$619,785
500,000	Utah State, Series A (GO) 5.00%, 07/01/21 (c)	613,245
250,000	Utah Transportation Authority Sales Tax Revenue, Series A (RB) (NATL) 5.54%, 06/15/17 (c)^	169,060

		1,402,090

Virginia: 1.1%
835,000	Commonwealth of Virginia, Series A (GO) 4.00%, 06/01/21 (c)	927,543
500,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/19	616,175
500,000	Virginia Commonwealth Transportation Board (RB) 4.00%, 05/15/21 (c)	540,535
250,000	Virginia Resources Authority Clean Water Revolving Fund (RB) 5.00%, 10/01/17 (c)	302,250
500,000	Virginia State Public Building Authority, Public Facilities, Series A (RB) (NATL) 5.00%, 08/01/17 (c)	597,130
500,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 4.50%, 08/01/16 (c)	538,760
200,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 5.00%, 08/01/19 (c)	236,130
250,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 5.00%, 08/01/19 (c)	292,798
500,000	Virginia State Public Building Authority, School Financing, Series B (RB) (AGM) 4.50%, 08/01/16 (c)	535,015
230,000	Virginia State Public Building Authority, School Financing, Series B (RB) (SAW) 5.00%, 08/01/19 (c)	277,691

		4,864,027

Washington: 4.5%
350,000	King County, Washington Bellevue School District No. 401 (GO) (SBG) 4.38%, 06/01/21 (c)	391,825
250,000	King County, Washington Highline School District No. 411 (GO) (AGM) (SBG) 5.00%, 06/01/17 (c)	291,958
500,000	King County, Washington Public Hospital District No. 1, Series A (GO) (AGO) 5.25%, 06/01/18 (c)	581,360
1,475,000	King County, Washington Public Hospital District No. 1, Series B (GO) 5.25%, 06/01/18 (c)	1,658,092
2,000,000	King County, Washington Sewer Revenue & Refunding (RB) 5.00%, 07/01/20 (c)	2,429,520
1,400,000	Northwest Washington, Columbia Generating Electric Station, Series A (RB) 5.00%, 07/01/21	1,753,934
250,000	Port Seattle, Washington, Series A (RB) (AMBAC) 5.00%, 10/01/16 (c)	288,598
500,000	University of Washington General Revenue, Series A (RB) 5.00%, 04/01/21 (c)	591,835
1,000,000	University of Washington General Revenue, Series A (RB) 5.00%, 04/01/21 (c)	1,175,860
1,300,000	Washington State, Motor Vehicle Fuel Tax, Series C (GO) 5.00%, 06/01/20	1,615,848
500,000	Washington State, Series R (GO) 5.00%, 07/01/20	621,780
150,000	Washington State, Series R (GO) 5.00%, 01/01/21	186,564
3,625,000	Washington State, Series R (GO) 5.00%, 07/01/22 (c)	4,437,290
500,000	Washington State, Various Purpose, Series A (GO) (AMBAC) 5.00%, 01/01/17 (c)	586,120
500,000	Washington State, Various Purpose, Series A (GO) 5.00%, 01/01/19 (c)	601,395
300,000	Washington State, Various Purpose, Series A (GO) 5.00%, 08/01/21 (c)	365,424
1,000,000	Washington State, Various Purpose, Series A (GO) 5.00%, 01/01/21 (c)	1,183,320
250,000	Washington State, Various Purpose, Series C (GO) 5.00%, 02/01/17	295,838
1,000,000	Washington State, Various Purpose, Series C (GO) 5.00%, 01/01/18 (c)	1,160,370
500,000	Washington State, Various Purpose, Series C (GO) 5.00%, 01/01/18 (c)	574,985

		20,791,916

West Virginia: 0.3%
225,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Hospital Revenue & Improvement, Series A (RB) 5.13%, 09/01/19 (c)	247,678
500,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Hospital Revenue & Improvement, Series A (RB) 5.50%, 09/01/14 (c)	523,170
500,000	West Virginia, School Building Authority, Excess Lottery, Series A (RB) 5.00%, 07/01/18 (c)	565,155

		1,336,003

See Notes to Financial Statements

Principal Amount		Value

Wisconsin: 1.9%
$250,000	Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Health Care System (RB) 5.25%, 08/15/16 (c)	$281,325
775,000	Wisconsin State, General Annual Appropriation, Series A (RB) 5.00%, 05/01/19	980,925
2,000,000	Wisconsin State, Series 2 (GO) 5.00%, 05/01/21	2,489,800
1,000,000	Wisconsin State, Series A (GO) 5.00%, 05/01/20	1,238,950
3,000,000	Wisconsin State, Series C (GO) 4.00%, 05/01/21 (c)	3,264,570
250,000	Wisconsin State, Series C (GO) 5.00%, 05/01/18 (c)	290,483
25,000	Wisconsin State, Transportation, Series A (RB) (AGM) 5.25%, 07/01/16	29,544

		8,575,597

Total Municipal Bonds (Cost: $430,488,852)		454,215,788

Number of Shares		Value

MONEY MARKET FUND: 0.9%
(Cost: $3,973,082)
3,973,082	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	$3,973,082

Total Investments: 99.7% (Cost: $434,461,934)		458,188,870
Other assets less liabilities: 0.3%		1,562,174

NET ASSETS: 100.0%		$459,751,044

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	1.8%	$8,154,980
Bond Bank	0.4	1,761,855
Development	1.3	5,868,752
Education	5.8	26,765,956
Facilities	5.8	26,748,580
General Obligation	39.9	182,696,255
Higher Education	7.0	32,291,040
Medical	4.1	18,680,927
Multifamily Housing	0.1	540,640
Pollution	0.4	1,973,068
Power	4.8	21,814,231
School District	5.3	24,182,568
Single Family Housing	0.8	3,879,292
Student Loan	0.3	1,547,828
Tobacco Settlement	1.5	6,674,893
Transportation	9.6	44,006,817
Utilities	2.2	9,895,674
Water	8.0	36,732,432
Money Market Fund	0.9	3,973,082

	100.0%	$458,188,870

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$454,215,788	$ —	$454,215,788
Money Market Fund	3,973,082	—	—	3,973,082

Total	$3,973,082	$454,215,788	$ —	$458,188,870

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount			Value

CORPORATE BONDS: 96.8%
Australia: 1.6%
		FMG Resources August 2006 Pty. Ltd.
USD	200,000	6.88%, 02/01/14 (c)	$206,500
	100,000	8.25%, 11/01/15 (c)	108,750

			315,250

Austria: 2.4%
USD	100,000	OGX Austria GmbH 8.50%, 06/01/15 (c)	104,250
EUR	300,000	Sappi Papier Holding GmbH 6.63%, 04/15/15 (c)	383,247

			487,497

Bermuda: 1.8%
		Digicel Group Ltd.
USD	250,000	7.00%, 02/15/16 (c)	254,375
	100,000	8.88%, 06/01/12 (c)	101,000

			355,375

Canada: 6.4%
		Bombardier, Inc.
USD	200,000	5.75%, 03/15/22 (c)	198,250
EUR	100,000	6.13%, 05/15/21 (c)	132,355
CAD	64,000	7.35%, 12/22/26 (c)	67,372
	175,000	Cascades, Inc. 7.88%, 01/15/15 (c)	171,938
CAD	100,000	Corus Entertainment, Inc. 7.25%, 02/10/13 (c)	107,799
USD	200,000	Novelis, Inc. 8.75%, 12/15/15 (c)	221,500
	200,000	Pacific Rubiales Energy Corp. 7.25%, 12/12/17 (c)	219,000
CAD	150,000	Videotron Ltee 7.13%, 01/15/15 (c)	163,217

			1,281,431

Cayman Islands: 8.1%
USD	150,000	Agile Property Holdings Ltd. 8.88%, 04/28/14 (c)	145,125
	200,000	Country Garden Holdings Co. Ltd. 11.13%, 02/23/15 (c)	202,240
	100,000	Evergrande Real Estate Group Ltd. 13.00%, 01/27/15 (c)	101,500
	100,000	Fibria Overseas Finance Ltd. 7.50%, 05/04/15 (c)	105,250
	400,000	JBS Finance II Ltd. 8.25%, 01/29/15 (c)	395,360
	100,000	Marfrig Overseas Ltd. 9.50%, 05/04/15 (c)	87,750
	100,000	Mizuho Capital Investment USD 1 Ltd. 6.69%, 06/30/16 (c)	105,315
	200,000	Sable International Finance Ltd. 8.75%, 02/01/16 (c)	213,500
EUR	200,000	UPCB Finance II Ltd. 6.38%, 07/01/15 (c)	259,416

			1,615,456

Colombia: 1.0%
USD	200,000	Transportadora de Gas Internacional S.A. E.S.P. 5.70%, 03/20/17 (c)	207,000

Denmark: 1.0%
EUR	150,000	ISS Global A/S 4.50%, 12/08/14	200,518

France: 6.1%
USD	100,000	Cie Generale de Geophysique - Veritas 6.50%, 06/01/16 (c)	103,500
EUR	350,000	Lafarge S.A. 6.63%, 11/29/18	454,463
USD	450,000	Societe Generale S.A. 8.75%, 04/07/15 (c)	409,500
EUR	200,000	Wendel S.A. 4.38%, 08/09/17	245,518

			1,212,981

Germany: 4.7%
		Deutsche Lufthansa A.G.
EUR	150,000	4.63%, 05/06/13	204,984
	200,000	6.50%, 07/07/16	299,076
	150,000	Franz Haniel & Cie GmbH 6.25%, 02/08/18	209,948
	150,000	Unitymedia GmbH 9.63%, 12/01/14 (c)	213,422

			927,430

India: 0.5%
USD	100,000	ICICI Bank Ltd. 6.38%, 04/30/17 (c)	93,250

Indonesia: 1.0%
USD	200,000	Berau Coal Energy Tbk PT 7.25%, 03/13/15 (c)	200,000

Ireland: 4.2%
EUR	150,000	Ardagh Glass Finance Plc 8.75%, 02/01/15 (c)	197,788
USD	200,000	Gazprombank OJSC via GPB Eurobond Finance Plc 6.50%, 09/23/15	213,912
EUR	350,000	Nara Cable Funding Ltd. 8.88%, 12/01/13 (c)	419,234

			830,934

Israel: 1.5%
USD	300,000	Israel Electric Corp. Ltd. 7.25%, 01/15/19 (c)	306,317

Italy: 0.6%
EUR	100,000	Banco Popolare S.C. 6.00%, 11/05/20	118,262

Kazakhstan: 1.9%
USD	200,000	Halyk Savings Bank of Kazakhstan JSC 7.75%, 05/13/13	206,250
EUR	150,000	Kazkommertsbank JSC 6.88%, 02/13/17	176,952

			383,202

See Notes to Financial Statements

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount			Value

Luxembourg: 10.1%
EUR	250,000	Beverage Packaging Holdings Luxembourg II S.A. 8.00%, 06/01/12 (c)	$313,516
	150,000	Codere Finance Luxembourg S.A. 8.25%, 06/01/12 (c)	182,650
USD	200,000	Evraz Group S.A. 8.88%, 04/24/13 (c)	210,550
	200,000	Expro Finance Luxembourg S.C.A. 8.50%, 12/15/13 (c)	195,000
EUR	250,000	Fiat Finance & Trade S.A. 7.00%, 03/23/17	323,608
USD	200,000	Severstal OAO Via Steel Capital S.A. 9.25%, 04/19/14	218,440
	100,000	Virgolino de Oliveira Finance Ltd. 11.75%, 02/09/17 (c) Wind Acquisition Finance S.A.	95,250
	100,000	11.75%, 07/15/13 (c)	98,750
EUR	300,000	11.75%, 07/15/13 (c)	372,248

			2,010,012

Mexico: 2.5%
USD	200,000	Cemex S.A.B. de C.V. 9.00%, 01/11/15 (c)	188,000
	100,000	Corp GEO S.A.B. de C.V. 9.25%, 06/30/15 (c)	105,250
	200,000	Urbi Desarrollos Urbanos S.A.B. de C.V. 9.75%, 02/03/17 (c)	208,500

			501,750

Netherlands: 12.9%
EUR	300,000	ABN Amro Bank N.V. 4.31%, 03/10/16 (c)	295,019
	150,000	Conti-Gummi Finance B.V. 6.50%, 10/05/13 (c)	208,955
USD	200,000	GT 2005 Bonds B.V. 6.00%, 06/04/12 (c)	196,500
EUR	350,000	HeidelbergCement Finance B.V. 8.00%, 01/31/17	510,841
USD	250,000	Majapahit Holding B.V. 7.25%, 06/28/17	287,500
	200,000	Metinvest B.V. 10.25%, 05/20/15	200,500
EUR	200,000	Schaeffler Finance B.V. 8.75%, 02/15/15 (c)	281,943
	250,000	UPC Holding B.V. 8.00%, 06/01/12 (c)	346,605
USD	250,000	VimpelCom Holdings B.V. 6.25%, 03/01/17	250,938

			2,578,801

Norway: 2.6%
		Eksportfinans ASA
USD	250,000	1.88%, 04/02/13	245,059
	200,000	2.00%, 09/15/15	180,172
	100,000	5.50%, 06/26/17	97,310

			522,541

Portugal: 1.2%
EUR	200,000	Banco Espirito Santo S.A. 5.63%, 06/05/14	240,621

Russia: 1.6%
USD	300,000	Alfa MTN Invest Ltd. 9.25%, 06/24/13 (p)	316,500

United Arab Emirates: 1.5%
USD	150,000	DP World Ltd. 6.85%, 07/02/37	145,125
	150,000	Dubai Electricity & Water Authority 6.38%, 10/21/16	162,750

			307,875

United Kingdom: 13.7%
USD	200,000	Afren Plc 10.25%, 04/08/16 (c)	210,416
GBP	150,000	FCE Bank Plc 4.83%, 02/15/17	246,622
	300,000	HBOS Capital Funding LP 6.46%, 11/30/18 (c)	321,035
EUR	150,000	Ineos Finance Plc 9.25%, 05/15/13 (c)	213,422
	100,000	Ineos Group Holdings Ltd. 7.88%, 02/15/13 (c)	122,428
GBP	200,000	Jaguar Land Rover Plc 8.13%, 05/15/14 (c)	337,761
	100,000	Lloyds TSB Bank Plc 10.75%, 12/16/16 (c)	168,881
EUR	200,000	OTE Plc 7.25%, 04/08/14 Royal Bank of Scotland Group Plc	214,283
	200,000	4.63%, 09/22/16 (c)	199,856
USD	100,000	5.05%, 01/08/15	96,932
	250,000	Vedanta Resources Plc 8.75%, 01/15/14 (c)	261,250
	300,000	Virgin Media Finance Plc 9.50%, 08/15/13 (c)	337,500

			2,730,386

United States: 5.4%
USD	100,000	Cemex Finance LLC 9.50%, 12/14/13 (c)	99,000
	450,000	Fresenius Medical Care US Finance, Inc. 5.75%, 02/15/21 (c)	460,125
		Valeant Pharmaceuticals International
	300,000	6.88%, 12/01/14 (c)	310,500
	200,000	7.00%, 10/01/15 (c)	203,750

			1,073,375

Venezuela: 2.5%
		Petroleos de Venezuela S.A.
USD	350,000	5.50%, 04/12/37 (c)	214,375
	200,000	8.50%, 11/02/17 (c)	179,000
	100,000	12.75%, 02/17/22	102,000

			495,375

Total Corporate Bonds
(Cost: $19,355,716)			19,312,139

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 2.1% (Cost: $421,440)
421,440	Dreyfus Government Cash Management Fund	$421,440

Total Investments: 98.9% (Cost: $19,777,156)		19,733,579
Other assets less liabilities: 1.1%		209,504

NET ASSETS: 100.0%		$19,943,083

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor

Summary of Investments By Sector (unaudited)	% of Investments	Value

Basic Materials	12.3%	$2,423,775
Communications	17.0	3,352,287
Consumer, Cyclical	8.3	1,644,784
Consumer, Non-cyclical	9.2	1,810,628
Diversified	2.3	455,466
Energy	8.8	1,734,541
Financial	23.6	4,664,313
Industrial	14.0	2,757,278
Utilities	2.4	469,067
Money Market Fund	2.1	421,440

	100.0%	$19,733,579

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Corporate Bonds*	$—	$19,312,139	$—	$19,312,139
Money Market Fund	421,440	—	—	421,440

Total	$421,440	$19,312,139	$—	$19,733,579

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

CORPORATE BONDS: 13.9%
United States: 13.9%
$500,000	Coca-Cola Enterprises, Inc. 0.79%, 02/18/14	$501,036
500,000	Hewlett-Packard Co. 2.02%, 09/19/14	507,061

Total Corporate Bonds (Cost: $1,006,902)		1,008,097

FLOATING RATE NOTES: 78.7%
Australia: 8.2%
300,000	Australia Commonwealth Bank 1.20%, 03/17/14	299,832
300,000	National Australia Bank Ltd. 1.19%, 04/11/14	300,533

		600,365

Denmark: 4.0%
300,000	Danske Bank A/S 1.52%, 04/14/14	291,858

Sweden: 4.8%
350,000	Nordea Bank AB 1.37%, 01/14/14	349,186

Switzerland: 13.7%
1,000,000	Credit Suisse New York 1.43%, 01/14/14	998,999

United States: 48.0%
225,000	Archer-Daniels-Midland Co. 0.67%, 08/13/12	225,265
350,000	BlackRock, Inc. 0.79%, 05/24/13	351,177
1,051,000	Citigroup, Inc. 2.20%, 05/15/18	1,000,752
282,000	General Electric Capital Corp. 0.91%, 05/05/26	228,776
	Goldman Sachs Group, Inc.
125,000	0.97%, 01/12/15	118,331
100,000	1.07%, 09/29/14	95,632
100,000	1.53%, 02/07/14	98,011
125,000	HSBC Finance Corp. 0.72%, 01/15/14	121,895
500,000	JPMorgan Chase Bank, NA 0.80%, 06/13/16	467,547
	Morgan Stanley
300,000	0.95%, 10/15/15	265,117
50,000	2.07%, 01/24/14	48,402
225,000	US Bank, NA 0.07%, 10/26/12	225,313
250,000	Wells Fargo & Co. 0.67%, 10/28/15	245,261

		3,491,479

Total Floating Rate Notes (Cost: $5,876,661)		5,731,887

Number of Shares

MONEY MARKET FUND: 6.9%
(Cost: $504,794)
504,794	Dreyfus Government Cash Management Fund	504,794

Total Investments: 99.5% (Cost: $7,388,357)		7,244,778
Other assets less liabilities: 0.5%		37,310

NET ASSETS: 100.0%		$7,282,088

Summary of Investments By Sector (unaudited)	% of Investments	Value

Consumer, Non-cyclical	10.0%	$726,301
Financial	76.0	5,506,622
Money Market Fund	7.0	504,794
Technology	7.0	507,061

	100.0%	$7,244,778

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Corporate Bonds*	$—	$1,008,097	$—	$1,008,097
Floating Rate Notes*	—	5,731,887	—	5,731,887
Money Market Fund	504,794	—	—	504,794

Total	$504,794	$6,739,984	$—	$7,244,778

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

LATAM AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount			Value

CORPORATE BONDS: 6.5%
United States: 6.5%
USD	129,000	Gerdau Holdings, Inc. 7.00%, 01/20/20	$147,382
	290,000	Pemex Project Funding Master Trust 6.63%, 06/15/38 (c)	343,650

Total Corporate Bonds
(Cost: $440,892)			491,032

FOREIGN DEBT OBLIGATIONS: 89.4%
Argentina: 1.1%
USD	249,000	Argentine Republic Government International Bond 2.50%, 12/31/38	84,660

Brazil: 21.8%
USD	138,000	Banco BMG S.A. 9.95%, 11/05/19	123,510
	145,000	Banco do Brasil S.A./Cayman 5.38%, 01/15/21	150,945
	142,000	Banco Santander Brasil S.A./Brazil 4.50%, 04/06/15	142,710
		Brazil Notas do Tesouro Nacional, Series F
BRL	320,000	10.00%, 01/01/13	169,614
	522,000	10.00%, 01/01/14	278,799
	522,000	10.00%, 01/01/17	273,536
	240,000	10.00%, 01/01/21	121,921
EUR	200,000	Vale S.A. 4.38%, 03/24/18	287,216
	75,000	Votorantim Cimentos S.A. 5.25%, 04/28/17	105,631

			1,653,882

Cayman Islands: 4.6%
USD	290,000	Petrobras International Finance Co. - Pifco 6.75%, 01/27/41 (c)	349,735

Chile: 4.1%
USD	146,000	Chile Government International Bond 3.88%, 08/05/20	161,038
	117,000	Corp. Nacional del Cobre de Chile 7.50%, 01/15/19	149,197

			310,235

Colombia: 8.7%
		Colombian Government International Bonds
COP	385,000,000	7.75%, 04/14/21	269,269
	550,000,000	12.00%, 10/22/15	391,505

			660,774

Costa Rica: 1.8%
USD	104,000	Costa Rica Government International Bond 10.00%, 08/01/20	138,840

Dominican Republic: 2.0%
USD	139,000	Dominican Republic International Bond 7.50%, 05/06/21	147,479

Mexico: 29.0%
USD	145,000	America Movil S.A.B. de C.V. 5.63%, 11/15/17 (c)	171,603
	435,000	Axtel S.A.B. de C.V. 7.63%, 06/01/12 (c)	337,125
	435,000	Banco Mercantil del Norte S.A. 4.38%, 07/19/15	454,575
	135,000	Cemex S.A.B. de C.V. 9.00%, 01/11/15 (c)	126,900
		Mexican Bonds
MXN	2,173,000	6.00%, 06/18/15	172,281
	4,483,000	6.50%, 06/10/21	354,392
	4,500,000	7.75%, 12/14/17	385,310
	2,237,000	8.00%, 12/07/23	196,125

			2,198,311

Panama: 2.1%
USD	118,000	Panama Government International Bond 7.13%, 01/29/26	160,480

Peru: 3.9%
USD	150,000	Banco de Credito del Peru 5.38%, 09/16/20	154,875
	115,000	Peruvian Government International Bond 9.88%, 02/06/15†	141,335

			296,210

Venezuela: 10.3%
USD	579,000	Petroleos de Venezuela S.A. 5.38%, 04/12/27 (c)	361,875
		Venezuela Government International Bonds
	300,000	9.25%, 09/15/27	267,000
	145,000	10.75%, 09/19/13	152,975

			781,850

Total Foreign Debt Obligations
(Cost: $6,837,722)			6,782,456

Number of Shares

MONEY MARKET FUND: 9.1%
(Cost: $686,669)
	686,669	Dreyfus Government Cash Management Fund	686,669

Total Investments Before Collateral for Securities Loaned: 105.0%
(Cost: $7,965,283)			7,960,157

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.9%
(Cost: $147,200)
	147,200	Bank of New York Overnight Government Fund	147,200

Total Investments: 106.9%
(Cost: $8,112,483)			8,107,357
Liabilities in excess of other assets: (6.9)%			(524,804)

NET ASSETS: 100.0%			$7,582,553

See Notes to Financial Statements

LATAM AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
†	Security fully or partially on loan. Total market value of securities on loan is $144,100.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Basic Materials	7.3%	$583,795
Communications	6.4	508,728
Diversified	1.3	105,631
Energy	13.3	1,055,260
Financial	12.9	1,026,615
Government	48.6	3,866,559
Industrial	1.6	126,900
Money Market Fund	8.6	686,669

	100.0%	$7,960,157

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Corporate Bonds*	$—	$491,032	$—	$491,032
Foreign Debt Obligations*	—	6,782,456	—	6,782,456
Money Market Funds	833,869	—	—	833,869

Total	$833,869	$7,273,488	$—	$8,107,357

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

MUNICIPAL BONDS: 98.0%
Alabama: 0.6%
$500,000	Birmingham, Alabama Capital Improvement and Refunding, Series A (GO) (AMBAC) 4.50%, 12/01/16 (c)	$520,110

Alaska: 0.3%
210,000	Alaska State Housing Corp. Home Mortgage, Series A (RB) 5.00%, 12/01/18 (c)	220,584

Arizona: 3.4%
250,000	Arizona Health Facilities Authority, Series D (RB) 5.50%, 01/01/18 (c)	270,790
250,000	Mesa, Arizona Industrial Development Authority, Clark County Detention Facility Project (RB) 5.00%, 03/01/18 (c)	257,363
250,000	Mesa, Arizona Utility System, Second Series (RB) (FGIC) (NATL) 4.50%, 07/01/17 (c)	264,730
1,120,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 01/01/19 (c)	1,253,571
250,000	Salt Verde Financial Corp. (RB) 5.00%, 12/01/32	254,510
500,000	Salt Verde Financial Corp. (RB) 5.00%, 12/01/37	509,430

		2,810,394

California: 15.7%
500,000	Anaheim, California Public Financing A uthority, Electricity Distribution Facilities (RB) (NATL) 4.50%, 04/01/17 (c)	518,480
500,000	Antelope Valley-East Kern Water Agency, Series A-1 (CP) (FGIC) (NATL) 4.38%, 06/01/17 (c)	502,585
430,000	Bay Area Toll Authority (RB) 5.00%, 10/01/20 (c)	463,948
1,000,000	California State (GO) 4.50%, 02/01/17 (c)	1,025,710
250,000	California State (GO) 4.88%, 12/01/17 (c)	263,515
1,000,000	California State (GO) 5.00%, 10/01/19 (c)	1,087,610
500,000	California State University Systemwide, Series A (RB) (AGM) 5.00%, 05/01/18 (c)	529,420
500,000	California State Various Purpose (GO) 5.00%, 09/01/21 (c)	550,855
500,000	California State Various Purpose (GO) 5.00%, 06/01/17 (c)	525,570
500,000	California State Various Purpose (GO) 5.50%, 11/01/19 (c)	557,745
375,000	California State Various Purpose (GO) 5.75%, 04/01/19 (c)	431,351
750,000	California Statewide Communities Development Authority, Series A (RB) 4.75%, 04/01/17 (c)	765,435
1,000,000	California Statewide Communities Development Authority, Series CA (RB) 5.00%, 12/01/21 (c)	1,086,350
255,000	Chabot-Los Positas, California Community College District, Series B (GO) (AMBAC) 5.00%, 08/01/16 (c)	272,442
250,000	Desert Community College District, Election of 2004, Series C (GO) (AGM) 5.00%, 08/01/17 (c)	261,828
250,000	Eastern Municipal Water District, California Water & Sewer, Series H (CP) 5.00%, 07/01/18 (c)	270,755
250,000	Grossmont-Cuyamaca, California Community College District, Election 2002, Series C (GO) (AGO) 5.79%, 08/01/30^	102,448
250,000	Los Angeles, California Community College District, Election of 2001, Series A (GO) (FGIC) (NATL) 5.00%, 08/01/17 (c)	275,232
250,000	Los Angeles, California Community College District, Election of 2001, Series E-1 (GO) 5.00%, 08/01/18 (c)	278,720
500,000	Los Angeles, California Unified School District, Series B (GO) (AMBAC) 4.50%, 07/01/17 (c)	524,605
350,000	Los Angeles, California Wastewater System, Series A (RB) 5.00%, 06/01/20 (c)	395,587
500,000	M-S-R Energy Authority, Series C (RB) 6.50%, 11/01/39	614,880
250,000	Sacramento, California Sanitation District Financing Authority (RB) (FGIC) (NATL) 5.00%, 06/01/16 (c)	269,747
250,000	San Francisco, California Bay Area Rapid Transportation District, Series A (RB) (NATL) 5.00%, 07/01/15 (c)	263,725
250,000	Santa Clara Valley, California Water Distribution, Series A (CP) (NATL) 5.00%, 06/01/17 (c)	263,848
250,000	Ventura County, California Community College District, Election 2002, Series B (GO) (NATL) 5.00%, 08/01/15 (c)	271,467
250,000	West Valley Mission Community College District, Election 2004, Series A (GO) (AGM) 5.00%, 08/01/16 (c)	269,465
250,000	William S. Hart, California High School District, Election 2001, Series B (GO) (AGM) 6.38%, 09/01/28^	118,215

		12,761,538

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Colorado: 2.5%
$250,000	Adams County, Colorado FHA Insured Mortgage-Platte Valley Medical Center (RB) (FHA) (NATL) 5.00%, 08/01/15 (c)	$263,593
1,650,000	Colorado Health Facilities Authority, Sister of Charity of Leavenworth Health System, Series A (RB) 5.00%, 01/01/20 (c)	1,748,934

		2,012,527

Connecticut: 0.6%
500,000	Connecticut State Health & Educational Facility Authority (RB) 5.00%, 07/01/21 (c)	528,960

District of Columbia: 3.0%
500,000	District of Columbia, Association of American Medical College Issue, Series B (RB) 5.00%, 10/01/21 (c)	526,440
750,000	District of Columbia, Children’s Hospital Obligated Group (RB) (AGM) 5.25%, 07/15/18 (c)	785,040
600,000	District of Columbia, National Public Radio, Inc. Issue (RB) 5.00%, 04/01/20 (c)	656,934
500,000	District of Columbia, Series A (GO) (FGIC) (NATL) 4.50%, 06/01/17 (c)	510,450

		2,478,864

Florida: 5.0%
500,000	Broward County, Florida Educational Facilities Authority, Nova Southeastern University Project (RB) (AGO) 5.00%, 04/01/16 (c)	522,895
500,000	Collier County, Florida, Industrial Development Authority (RB) 6.25%, 04/01/21 (c)	571,920
250,000	Jacksonville, Florida Better Jacksonville Sales Tax Revenue (RB) 5.00%, 10/01/18 (c)	267,508
250,000	Miami-Dade County, Florida Building Better Communities Program, Series A (GO) (AGO) 5.00%, 07/01/18 (c)	265,765
250,000	Miami-Dade County, Florida Expressway Authority (RB) (AMBAC) 5.00%, 07/01/16 (c)	259,385
500,000	Miami-Dade County, Florida Miami International Airport, Series B (RB) (AGM) 5.00%, 10/01/18 (c)	522,830
250,000	Miami-Dade County, Florida School Board, Series A (CP) (FGIC) (NATL) 5.00%, 05/01/17 (c)	263,880
350,000	Palm Beach County, Florida Public Improvement (RB) 5.00%, 05/01/18 (c)	379,743
500,000	South Miami Health Facilities Authority (RB) 5.00%, 08/15/17 (c)	525,030
250,000	University of Central Florida Convocation Corp., Series A (CP) (FGIC) (NATL) 5.00%, 10/01/15 (c)	250,455
250,000	University of Northern Florida Financing Corp. (RB) (FGIC) (NATL) 5.00%, 11/01/17 (c)	257,373

		4,086,784

Georgia: 3.1%
500,000	Carroll City-County, Georgia Hospital Authority, Tanner Medical Center, Inc. Project (RB) 4.25%, 07/01/20 (c)	519,200
375,000	Columbus Medical Center Hospital Authority, Regional Healthcare System (RB) (AGM) 5.00%, 08/01/20 (c)	381,307
500,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A (RB) 5.25%, 02/15/15 (c)	514,285
325,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A (RB) 5.50%, 02/15/20 (c)	343,931
250,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series B (RB) 5.25%, 02/15/20 (c)	267,088
500,000	Valdosta & Lowndes County, Georgia Hospital Authority, South Georgia Medical Project, Series B (RB) 5.00%, 10/01/21 (c)	541,325

		2,567,136

Hawaii: 1.4%
1,000,000	State of Hawaii, Department of Budget and Finance (RB) 6.50%, 07/01/19 (c)	1,146,230

Illinois: 3.3%
500,000	Chicago, Illinois Project and Refunding, Series C (GO) (NATL) 5.00%, 01/01/18 (c)	537,395
500,000	Illinois Finance Authority, Chicago University (RB) 5.00%, 07/01/17 (c)	535,110
750,000	Illinois Finance Authority, Chicago University Medical Center, Series C (RB) 5.50%, 02/15/21 (c)	831,412
500,000	Illinois Finance Authority, OSF Healthcare System, Series A (RB) 5.75%, 11/15/17 (c)	545,890
250,000	Illinois Finance Authority, OSF Healthcare System, Series A (RB) 5.75%, 11/15/17 (c)	269,080

		2,718,887

See Notes to Financial Statements

Principal Amount		Value

Indiana: 2.2%
$275,000	Indiana Finance Authority, Educational Facilities, Marian University Project (RB) 6.38%, 09/15/21 (c)	$291,582
500,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.50%, 08/15/20 (c)	509,610
250,000	Indiana Health & Educational Facility Financing Authority, Senior Series B-5 (RB) 5.00%, 11/15/16 (c)	262,808
700,000	Indianapolis Local Public Improvement, Waterworks Project, Series A (RB) (AGO) 5.50%, 01/01/19 (c)	771,141

		1,835,141

Kansas: 0.3%
250,000	Kansas State Development Finance Authority, Hospital Revenue-Adventist Health System/Sunbelt Obligated Group, Series C (RB) 5.75%, 11/15/14 (c)	268,993

Kentucky: 1.8%
1,000,000	Kentucky Economic Development Finance Authority Hospital, Baptist Healthcare System Obligated, Series A (RB) 5.38%, 08/15/18 (c)	1,140,570
250,000	Louisville & Jefferson County, Kentucky Metro Government Health, Jewish Hospital & Saint Mary’s Health Care (RB) 6.13%, 02/01/18 (c)	317,030

		1,457,600

Louisiana: 1.1%
250,000	Louisiana Public Facilities Authority, 19th Judicial District Court (RB) (FGIC) (NATL) 5.38%, 06/01/17 (c)	268,618
400,000	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB) 5.25%, 05/15/17 (c)	409,932
250,000	Saint John, Louisiana Marathon Oil Corp. Project, Series A (RB) 5.13%, 06/01/17 (c)	259,310

		937,860

Maryland: 0.7%
500,000	Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, Series A (RB) 5.25%, 07/01/18 (c)	566,745

Massachusetts: 4.6%
250,000	Massachusetts Development Finance Agency, Boston College Issue, Series P (RB) 5.00%, 07/01/17 (c)	269,145
1,375,000	Massachusetts Development Finance Agency, Harvard University Issue, Series B (RB) 5.25%, 02/01/21 (c)	1,633,445
500,000	Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds, Series B (RB) 5.00%, 10/15/21 (c)	560,750
150,000	Massachusetts State Consolidated Loan, Series B (GO) 5.00%, 07/01/19 (c)	174,764
500,000	Massachusetts State Water Resource Authority, Series A (RB) (AGM) 4.50%, 02/01/17 (c)	521,880
500,000	Metropolitan Boston Transit Parking Corp., Systemwide Senior Lien Parking (RB) 5.25%, 07/01/21 (c)	550,740

		3,710,724

Michigan: 2.5%
500,000	Lansing, Michigan Board of Water & Light, Utility System, Series A (RB) 5.00%, 07/01/21 (c)	559,575
1,250,000	Michigan Finance Authority Hospital Revenue & Refunding Bonds, Series MI (RB) 5.00%, 12/01/21 (c)	1,345,512
250,000	Michigan State Building Authority, Series IA (RB) (FGIC) (NATL) 5.15%, 10/15/16 (c)^	112,488

		2,017,575

Missouri: 0.9%
250,000	Missouri State Health & Educational Facilities, Series A (RB) 5.00%, 06/01/18 (c)	266,138
460,000	Missouri State Health & Educational Facilities, Series A (RB) 5.50%, 11/15/18 (c)	495,213

		761,351

Montana: 0.7%
500,000	Montana Facility Finance Authority, Sisters of Charity of Leavenworth Health System (RB) 4.75%, 01/01/20 (c)	535,755

New Jersey: 3.4%
500,000	New Jersey Economic Development Authority - School Facilities, Series U (RB) (AMBAC) 5.00%, 09/01/17 (c)	535,390
915,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.90%, 12/15/28^	420,781
1,000,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.88%, 12/15/33^	347,500
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) (AGO) 5.50%, 12/15/18 (c)	559,215

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New Jersey: (continued)
$1,205,000	New Jersey Transportation Trust Fund Authority (RB) 4.83%, 12/15/30^	$490,206
515,000	New Jersey Transportation Trust Fund Authority (RB) 4.97%, 12/15/31^	196,591
830,000	New Jersey Transportation Trust Fund Authority (RB) 5.43%, 12/15/37^	213,036

		2,762,719

New York: 10.8%
250,000	Metropolitan Transportation Authority, New York Dedicated Tax Fund, Series B (RB) 5.00%, 11/15/19 (c)	275,510
795,000	New York & New Jersey Port Authority, Series 163 (RB) 4.25%, 07/15/20 (c)	818,270
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series AA (RB) 5.00%, 06/15/21 (c)	547,460
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series BB (RB) 5.00%, 06/15/20 (c)	565,780
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series CC (RB) 5.00%, 12/15/21 (c)	550,050
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series DD (RB) 4.50%, 06/15/18 (c)	534,115
250,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 4.50%, 01/15/18 (c)	256,943
500,000	New York City Transitional Finance Authority, Future Tax Secured Series D-1 (RB) 5.13%, 02/01/21 (c)	563,935
750,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 5.13%, 01/15/20 (c)	813,157
500,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 6.38%, 01/15/20 (c)	558,675
500,000	New York Liberty Development Corp., Secured by Port Authority Consolidated Bonds (RB) 5.00%, 12/15/21 (c)	548,355
500,000	New York State Dormitory Authority, Columbia University, Series A (RB) 5.00%, 07/01/18 (c)	557,040
250,000	New York State Dormitory Authority, FIT Student Housing Corp. (RB) (FGIC) (NATL) 5.25%, 07/01/29	276,672
250,000	New York State Dormitory Authority, Non State Supported Debt, Hudson Valley Hospital Center (RB) (AGM) (FHA) 5.00%, 08/15/17 (c)	264,103
500,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/21 (c)	553,110
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 09/15/16 (c)	547,055
500,000	Troy, New York Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB) 5.13%, 09/01/20 (c)	536,550

		8,766,780

North Carolina: 1.9%
500,000	Charlotte, North Carolina Cultural Arts Facilities, Series E (CP) 5.00%, 06/01/19 (c)	544,030
250,000	Charlotte, North Carolina NASCAR Hall of Fame Facilities, Series C (CP) 5.00%, 06/01/19 (c)	268,298
545,000	Charlotte, North Carolina Water & Sewer System (RB) 5.00%, 07/01/18 (c)	601,364
100,000	Lafayette, Louisiana Utilities Revenue (RB) 4.75%, 11/01/20 (c)	107,067

		1,520,759

Ohio: 1.0%
750,000	Butler County, Pennsylvania Hospital Facilities Revenue (RB) 5.50%, 11/01/20 (c)	801,367

Oklahoma: 1.0%
250,000	Oklahoma Development Finance Authority, St. John Health System (RB) 5.00%, 02/15/17 (c)	259,558
500,000	Tulsa County, Oklahoma Industrial Authority, St. Francis Health System (RB) 4.60%, 12/15/16 (c)	519,995

		779,553

Oregon: 0.5%
800,000	Marion & Polk Counties, Oregon Salem-Keizer School District No.24, Series B (GO) (SBG) 4.82%, 06/15/28^	438,888

Pennsylvania: 1.4%
325,000	Delaware River Port Authority, Series D (RB) 5.00%, 01/01/20 (c)	346,024
250,000	Pennsylvania State Higher Education (RB) (NATL) 4.50%, 04/01/16 (c)	257,123

See Notes to Financial Statements

Principal Amount		Value

Pennsylvania: (continued)
$250,000	Pennsylvania State Turnpike Commission, Sub-Series A (RB) (AGO) 5.00%, 06/01/19 (c)	$266,858
250,000	Pennsylvania State Turnpike Commission, Sub-Series B (RB) 5.25%, 06/01/19 (c)	266,708

		1,136,713

Puerto Rico: 4.4%
750,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority (RB) 5.25%, 07/01/22 (c)	750,532
250,000	Puerto Rico Electric Power Authority, Series VV (RB) (NATL) 5.25%, 07/01/29	268,200
650,000	Puerto Rico Electric Power Authority, Series VV (RB) (FGIC) (NATL) 5.25%, 07/01/35	693,413
250,000	Puerto Rico Electric Power Authority, Series VV (RB) 5.50%, 07/01/18 (c)	264,545
500,000	Puerto Rico Highway & Transportation Authority (RB) (AGM) 5.25%, 07/01/32	573,860
1,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, First Senior Series C (RB) 5.00%, 08/01/21 (c)	1,056,780

		3,607,330

South Carolina: 3.6%
250,000	Kershaw County, South Carolina Public School Foundation (RB) (FGIC) 5.00%, 12/01/16 (c)	268,685
1,175,000	South Carolina State Public Service Authority (RB) 5.00%, 12/01/21 (c)	1,295,214
750,000	South Carolina State Public Service Authority (RB) 5.00%, 01/01/20 (c)	833,512
500,000	South Carolina Transportation Infrastructure Bank, Series B (RB) (AMBAC) 4.50%, 10/01/16 (c)	518,190

		2,915,601

Tennessee: 0.6%
425,000	Rutherford County, Tennessee Health & Educational Facilities Board, Ascension Health Senior Credit Group, Series C (RB) 5.00%, 11/15/19 (c)	466,888

Texas: 6.7%
250,000	Alamo, Texas Community College District (GO) (FGIC) (NATL) 4.50%, 08/15/17 (c)	265,298
250,000	Dallas, Texas Area Rapid Transportation, Senior Lien (RB) (AMBAC) 5.00%, 12/01/16 (c)	274,487
250,000	Dallas, Texas Area Rapid Transportation, Senior Lien (RB) 5.25%, 12/01/18 (c)	273,655
500,000	El Paso, Texas Independent School District, School Building (GO) 5.00%, 08/15/17 (c)	568,650
625,000	Houston, Texas Combine Utility System, First Lien, Series D (RB) 5.00%, 11/15/21 (c)	694,006
500,000	Houston, Texas Higher Education Finance Corp., Rice University Project, Series A (RB) 5.00%, 05/15/20 (c)	565,955
500,000	Houston, Texas Higher Education Finance Corp., Rice University Project, Series B (RB) 4.50%, 11/15/17 (c)	521,370
500,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.38%, 03/01/18 (c)	562,470
500,000	North Texas Thruway Authority (RB) (AGO) 6.69%, 01/01/36^	148,405
2,750,000	North Texas Tollway Authority (RB) (AGO) 5.25%, 01/01/38^	722,012
300,000	North Texas Tollway Authority (RB) 5.00%, 09/01/21 (c)	340,905
250,000	Prosper, Texas Independent School District, School Building (GO) 5.00%, 02/15/17 (c)	272,462
250,000	Waco Texas Education Finance Corp., Baylor University, Series C (RB) 5.00%, 03/01/18 (c)	268,785

		5,478,460

Virginia: 3.1%
750,000	Virginia College Building Authority, Liberty University (RB) 5.00%, 03/01/20 (c)	822,645
320,000	Virginia College Building Authority, Series A (RB) (SAW) 4.50%, 09/01/17 (c)	351,226
750,000	Virginia Commonwealth University Health System Authority (RB) 4.75%, 07/01/21 (c)	795,112
500,000	Virginia Small Business Financing Authority, Sentara Health Care Facilities (RB) 5.00%, 05/01/20 (c)	541,390

		2,510,373

Washington: 5.9%
500,000	King County, Washington Sewer Revenue & Refunding Bonds (RB) 5.00%, 07/01/20 (c)	547,985
825,000	King County, Washington Sewer Revenue & Refunding Bonds (RB) 5.00%, 01/01/22 (c)	890,530
300,000	NJB Properties Lease, King County Washington Project, Series A (RB) 5.00%, 12/01/16 (c)	321,891
250,000	Seattle, Washington Solid Waste Revenue & Refunding (RB) (NATL) 5.00%, 02/01/17 (c)	270,452

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Washington: (continued)
$250,000	Seattle, Washington Water System Improvement & Refunding (RB) 5.00%, 02/01/18 (c)	$280,397
500,000	Snohomish County, Washington Limited Tax, Series A (GO) 4.00%, 06/01/20 (c)	520,665
700,000	University of Washington, General Revenue & Refunding Bonds, 2011-A (RB) 5.00%, 04/01/21 (c)	794,094
1,085,000	Washington Health Care Facilities Authority, Providence Health & Services, Series A (RB) 5.00%, 04/01/20 (c)	1,157,923

		4,783,937

Total Municipal Bonds
(Cost: $74,115,635)		79,913,126

Number of Shares

MONEY MARKET FUND: 0.7%
(Cost: $592,586)
592,586	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	592,586

Total Investments: 98.7%
(Cost: $74,708,221)		80,505,712
Other assets less liabilities: 1.3%		1,032,910

NET ASSETS: 100.0%		$81,538,622

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	0.7%	$522,830
Bond Bank	1.0	771,141
Development	6.5	5,222,657
Education	1.6	1,325,521
Facilities	5.1	4,115,500
General Obligation	16.9	13,617,402
Higher Education	11.5	9,285,018
Medical	21.6	17,408,782
Nursing Homes	1.7	1,350,080
Pollution	0.3	270,452
Power	5.5	4,446,601
School District	2.4	1,922,820
Single Family Housing	0.3	220,584
Transportation	10.7	8,574,661
Utilities	4.1	3,279,046
Water	9.4	7,580,031
Money Market Fund	0.7	592,586

	100.0%	$80,505,712

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$79,913,126	$—	$79,913,126
Money Market Fund	592,586	—	—	592,586

Total	$592,586	$79,913,126	$—	$80,505,712

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 99.9%
United States: 99.9%
112,310	American Capital Agency Corp.	$3,508,565
412,828	Annaly Capital Management, Inc.	6,737,353
177,326	Anworth Mortgage Asset Corp.	1,195,177
27,252	Apollo Commercial Real Estate Finance, Inc.	439,575
187,824	ARMOUR Residential REIT, Inc.†	1,311,012
113,658	Capstead Mortgage Corp.	1,560,524
564,723	Chimera Investment Corp.	1,632,050
43,179	Colony Financial, Inc.	733,611
102,580	CreXus Investment Corp.	1,076,064
112,737	CYS Investments, Inc.†	1,547,879
67,384	Dynex Capital, Inc.	635,431
59,043	Hatteras Financial Corp.	1,719,923
86,677	Invesco Mortgage Capital, Inc.	1,528,982
96,526	iStar Financial, Inc. *	667,960
230,641	MFA Financial, Inc.	1,702,131
135,179	Newcastle Investment Corp.	955,716
147,182	NorthStar Realty Finance Corp.	838,937
34,332	PennyMac Mortgage Investment Trust	696,596
55,575	RAIT Financial Trust†	268,983
103,055	Redwood Trust, Inc.	1,203,682
105,901	Resource Capital Corp.	571,865
73,905	Starwood Property Trust, Inc.	1,542,397
164,871	Two Harbors Investment Corp.	1,724,551
38,928	Winthrop Realty Trust	415,362

Total Real Estate Investment Trusts
(Cost: $32,617,107)		34,214,326

MONEY MARKET FUND: 0.3%
(Cost: $93,635)
93,635	Dreyfus Government Cash Management Fund	93,635

Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $32,710,742)		34,307,961

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.9%
(Cost: $2,689,374)
2,689,374	Bank of New York Overnight Government Fund	2,689,374

Total Investments: 108.1%
(Cost: $35,400,116)		36,997,335
Liabilities in excess of other assets: (8.1)%		(2,768,866)

NET ASSETS: 100.0%		$34,228,469

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,607,850.

Summary of Investments By Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Financial	99.7%	$34,214,326
Money Market Fund	0.3	93,635

	100.0%	$34,307,961

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Real Estate Investment Trusts*	$34,214,326	$—	$—	$34,214,326
Money Market Funds	2,783,009	—	—	2,783,009

Total	$36,997,335	$—	$—	$36,997,335

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

MUNICIPAL BONDS: 98.4%
Alabama: 2.3%
$250,000	Birmingham, Alabama Waterworks & Sewer Board, Series B (RB) (NATL) 5.00%, 01/01/13 (c)	$257,890
500,000	Birmingham, Alabama, Series B (GO) (AMBAC) 5.00%, 12/01/12 (c)	513,940

		771,830

Arizona: 0.9%
150,000	Arizona School Facilities Board, Series B (CP) (FGIC) 5.25%, 09/01/13 (c)	159,915
125,000	Arizona School Facilities Board, State School Improvement (RB) 5.25%, 07/01/12 (c)	126,033

		285,948

California: 13.0%
875,000	California State (GO) 5.13%, 02/01/14 (c)	948,395
530,000	City of Palm Springs CA (CP) 3.05%, 04/15/21^	437,674
350,000	Clovis California Unified School District, Election 2004-Series A (GO) (FGIC) (NATL) 3.95%, 08/01/19^	310,719
500,000	Foothill/Eastern Transportation Corridor Agency California, Senior Lien Series A (RB) 3.53%, 01/01/20^	432,895
250,000	Los Angeles Unified School District, Election 2002-Series A (GO) (AGM) 5.25%, 07/01/13 (c)	264,453
450,000	Los Angeles Unified School District, Election 2002-Series A (GO) (NATL) 5.38%, 07/01/13 (c)	476,667
500,000	Los Angeles, California, Series A (GO) (NATL) 5.00%, 09/01/13 (c)	531,045
465,000	Orange County, California Water District Revenue, Series B (CP) (NATL) 5.00%, 08/15/13 (c)	599,194
250,000	Sacramento County, California Sanitation District Financing Authority, Series A (RB) (AMBAC) 5.00%, 12/01/14 (c)	279,392

		4,280,434

Colorado: 2.3%
680,000	Jefferson County School District No. R-1 (GO) (AGM) (SAW) 5.00%, 12/15/14 (c)	760,580

Florida: 1.8%
275,000	Hillsborough County, Florida Junior Lien Capital Improvement Program Refunding Revenue (RB) (FGIC) (NATL) 5.00%, 08/01/16	324,239
200,000	Hillsborough County, Industrial Development Authority Revenue (RB) 5.63%, 08/15/18 (c)	254,376

		578,615

Georgia: 0.8%
250,000	Georgia State, Series D (GO) 5.00%, 07/01/14 (c)	275,120

Hawaii: 0.5%
150,000	Hawaii State Series CZ (GO) (AGM) 5.25%, 07/01/12 (c)	151,227

Illinois: 14.1%
500,000	Chicago, Illinois Metropolitan Water Reclamation District, Greater Chicago (GO) 5.00%, 12/01/16 (c)	596,940
500,000	Chicago, Illinois Metropolitan Water Reclamation District, Series C (GO) 5.38%, 12/01/12 (c)	515,170
1,250,000	Illinois State Toll Highway Authority (RB) (AGM) 5.00%, 07/01/16 (c)	1,472,300
750,000	Illinois State Toll Highway Authority, Senior Priority Series A-1 (RB) (AGM) 5.00%, 07/01/16 (c)	883,380
1,000,000	Illinois State Toll Highway Authority, Senior Priority Series A-2 (RB) (AGM) 5.00%, 07/01/16 (c)	1,177,840

		4,645,630

Indiana: 3.3%
1,000,000	Indiana Transportation Finance Authority, Highway Revenue (RB) (FGIC) 5.25%, 06/01/14 (c)	1,100,690

Kentucky: 0.9%
250,000	Kentucky State Property & Buildings Commission, No. 85 (RB) (AGM) 5.00%, 08/01/15 (c)	285,810

Maryland: 1.7%
500,000	Maryland State & Local Facilities Loan, Capital Improvement, First Series A (GO) 5.00%, 02/15/15 (c)	563,150

Massachusetts: 11.0%
500,000	Commonwealth of Massachusetts (GO) (AGM) 5.50%, 11/01/15	585,735
650,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/15 (c)	740,733
250,000	Massachusetts State Consolidated Loan, Series C (GO) 5.00%, 09/01/15 (c)	287,170
500,000	Massachusetts State Water Resources Authority, Series A (RB) 6.50%, 07/15/19	609,615
1,100,000	Massachusetts Turnpike Authority, Turnpike Revenue, Series A (RB) (FGIC) 5.13%, 01/01/23 (c)	1,413,841

		3,637,094

See Notes to Financial Statements

Principal Amount		Value

Michigan: 4.0%
$250,000	Detroit, Michigan Sewer Disposal, Senior Lien Series A (RB) (AGM) 5.00%, 07/01/13 (c)	$263,728
500,000	Detroit, Michigan Water Supply System Revenue, Second Lien-Series B (RB) (NATL) 5.25%, 07/01/13 (c)	528,605
500,000	Michigan State Hospital Finance Authority Hospital Revenue, Series A (RB) 5.50%, 03/01/13	521,605

		1,313,938

Minnesota: 0.8%
250,000	Minneapolis, Minnesota Health Care System, Series A (RB) 5.75%, 11/15/12 (c)	257,433

Nebraska: 4.5%
1,000,000	City of Omaha, Nebraska Conventions Center Arena Project, Series A (GO) 6.50%, 12/01/30	1,489,790

Nevada: 1.3%
410,000	Clark County, Nevada School District, Series D (GO) (NATL) 5.00%, 12/15/13 (c)	440,914

New Jersey: 15.6%
750,000	Garden State Preservation Trust, Open Space & Farmland Preservation, Series A (RB) (AGM) 5.25%, 11/01/13 (c)	805,785
375,000	New Jersey Economic Development Authority, School Facilities Construction, Series F (RB) 5.00%, 06/15/13 (c)	394,807
350,000	New Jersey Economic Development Authority, School Facilities Construction, Series F (RB) (FGIC) 5.25%, 06/15/13 (c)	369,460
585,000	New Jersey Economic Development Authority, School Facilities Construction, Series G (RB) (NATL) 5.00%, 09/01/13 (c)	621,726
500,000	New Jersey Economic Development Authority, School Facilities Construction, Series I (RB) 5.25%, 09/01/14 (c)	556,375
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.75%, 06/15/15	580,400
500,000	New Jersey State Transportation Trust Fund Authority, Series C (RB) (FGIC) 5.25%, 06/15/15 (c)	572,685
500,000	New Jersey State Transportation Trust Fund Authority, Series C (RB) (FGIC) 5.25%, 06/15/15 (c)	572,685
600,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) (AMBAC) 5.00%, 06/15/15 (c)	683,592

		5,157,515

New York: 1.9%
285,000	New York Metropolitan Transportation Authority, Dedicated Tax, Series A (RB) (NATL) 6.00%, 04/01/20	366,185
250,000	New York Metropolitan Transportation Authority, Transit Facilities Service Contract, Series 8 (RB) 5.38%, 07/01/13 (c)	264,815

		631,000

North Carolina: 2.5%
100,000	Charlotte-Mecklenburg Hospital Authority, North Carolina Health Care, Series A (RB) 5.00%, 01/15/15 (c)	112,110
515,000	North Carolina Eastern Municipal Power Agency, Power System, Series A (RB) 6.00%, 01/01/22 (c)	706,008

		818,118

Ohio: 3.9%
500,000	Cincinnati, Ohio City School District Classroom Facilities Construction & Improvement (GO) (AGM) 5.00%, 12/01/13 (c)	536,795
500,000	Cincinnati, Ohio City School District Classroom Facilities Construction & Improvement (GO) (AGM) 5.25%, 12/01/13 (c)	538,760
185,000	Ohio State Water Development Authority, Fresh Water Improvement (RB) 5.00%, 06/01/14 (c)	202,875

		1,278,430

Oregon: 0.8%
250,000	Oregon State Department Transportation Highway User Tax, Series A (RB) 5.13%, 11/15/12 (c)	256,600

Pennsylvania: 2.4%
500,000	Pennsylvania State Public School Building Authority, Philadelphia School District (RB) (AGM) (SAW) 5.00%, 06/01/13 (c)	525,490
250,000	Philadelphia, Pennsylvania Water & Wastewater, Series A (RB) (FGIC) 5.25%, 11/01/12 (c)	256,275

		781,765

Puerto Rico: 3.1%
955,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) 5.00%, 07/01/13 (c)	1,007,439

South Carolina: 1.0%
325,000	Greenville, South Carolina, Building Equity Sooner For Tomorrow, Installment Purchase (RB) 6.00%, 12/01/12 (c)	339,183

See Notes to Financial Statements

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Tennessee: 0.8%
$250,000	City of Memphis, Tennessee Electric System, Series A (RB) (NATL) 5.00%, 12/01/13 (c)	$268,398

Texas: 0.8%
250,000	Dallas, Texas Waterworks & Sewer System (RB) 5.00%, 10/01/13 (c)	266,680

Utah: 0.9%
250,000	Utah Transit Authority, Sales Tax Revenue, Series B (RB) (AGM) 4.75%, 12/15/15 (c)	287,645

Wisconsin: 1.5%
500,000	Wisconsin State Transportation, Series 1 (RB) (AMBAC) 5.75%, 07/01/12 (c)	504,490

Total Municipal Bonds
(Cost: $31,401,180)		32,435,466

Number of Shares

MONEY MARKET FUND: 0.1%
(Cost: $37,455)
37,455	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	37,455

Total Investments: 98.5%
(Cost: $31,438,635)		32,472,921
Other assets less liabilities: 1.5%		483,641

NET ASSETS: 100.0%		$32,956,562

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Development	2.5%	$805,785
Education	7.4	2,407,584
Facilities	0.9	285,810
General Obligation	27.2	8,826,228
Higher Education	0.3	112,110
Medical	3.2	1,033,414
Power	3.0	974,406
School District	12.4	4,014,293
Transportation	34.8	11,310,776
Water	8.2	2,665,060
Money Market Fund	0.1	37,455

	100.0%	$32,472,921

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$32,435,466	$—	$32,435,466
Money Market Fund	37,455	—	—	37,455

Total	$37,455	$32,435,466	$—	$32,472,921

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

RENMINBI BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount			Value

CORPORATE BONDS: 12.3%
United States: 12.3%
		Caterpillar Financial Services Corp.
CNY	1,000,000	1.35%, 07/12/13	$156,226
	2,500,000	2.00%, 12/01/12	395,856
	500,000	McDonald’s Corp. 3.00%, 09/16/13	80,262

Total Corporate Bonds
(Cost: $623,939)			632,344

FOREIGN DEBT OBLIGATIONS: 77.3%
Australia: 1.6%
CNY	500,000	Australia and New Zealand Banking Group Ltd. 1.45%, 12/24/12	78,938

Cayman Islands: 3.1%
CNY	1,000,000	MTR Corporation Cayman Islands Ltd. 0.63%, 06/17/13	156,902

China / Hong Kong: 49.8%
CNY	750,000	Bank of China Ltd. 2.65%, 09/30/12	119,310
	1,500,000	Bank of Communications Co. Ltd./Hong Kong 1.00%, 03/04/13	233,909
	1,670,000	China Development Bank Corp. 2.70%, 11/11/13	265,308
		China Government Bond
	1,000,000	1.80%, 12/01/15	158,296
	500,000	2.48%, 12/01/20	77,639
	1,750,000	China Power International Development Ltd. 3.20%, 12/23/15	258,162
	500,000	China Resources Power Holdings Co. Ltd. 2.90%, 11/12/13	79,011
	1,700,000	Export-Import Bank of China 1.95%, 12/02/12	269,963
	1,000,000	Hai Chao Trading Co. Ltd. 2.00%, 08/04/14	148,812
	3,000,000	HKCG Finance Ltd. 1.40%, 04/11/16	443,430
	500,000	Industrial & Commercial Bank of China Asia Ltd. 2.25%, 09/24/12	79,175
	1,000,000	Right Century Ltd. 1.85%, 06/03/14	153,177
	1,000,000	Sinochem Offshore Capital Co. Ltd. 1.80%, 01/18/14	154,037
	700,000	Sinotruk Hong Kong Ltd. 2.95%, 10/29/12	110,967

			2,551,196

Germany: 9.2%
CNY	3,000,000	BSH Bosch und Siemens Hausgeraete GmbH 2.38%, 09/29/14	470,554

Japan: 1.5%
CNY	500,000	Mitsubishi UFJ Lease & Finance Co. Ltd. 1.65%, 04/08/13	77,975

Luxembourg: 3.0%
CNY	1,000,000	VTB Bank OJSC Via VTB Capital S.A. 2.95%, 12/23/13	155,137

Netherlands: 6.1%
CNY	2,000,000	Volkswagen International Finance NV 2.15%, 05/23/16	311,653

Singapore: 3.0%
CNY	1,000,000	Global Logistic Properties Ltd. 3.38%, 05/11/16	154,198

Total Foreign Debt Obligations
(Cost: $3,917,935)			3,956,553

Number of Shares

MONEY MARKET FUND: 10.2%
(Cost: $520,462)
	520,462	Dreyfus Government Cash Management Fund	520,462

Total Investments: 99.8%
(Cost: $5,062,336)			5,109,359
Other assets less liabilities: 0.2%			11,805

NET ASSETS: 100.0%			$5,121,164

See Notes to Financial Statements

RENMINBI BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

CNY Chinese Yuan

Summary of Investments By Sector (unaudited)	% of Investments	Value

Appliances	9.2%	$470,554
Auto - Cars / Light Trucks	6.1	311,653
Auto-Med & Heavy Duty Trucks	2.2	110,967
Chemicals - Diversified	3.0	154,037
Commercial Banking Institution	13.0	666,469
Electric - Generation	6.6	337,173
Finance - Commercial	10.8	552,082
Finance - Leasing Company	1.5	77,975
Food - Miscellaneous / Diversified	3.0	153,177
Gas-Distribution	8.7	443,430
Government	4.6	235,935
Investment Companies	3.1	156,902
Real Estate Operation / Development	3.0	154,198
Retail - Restaurants	1.6	80,262
Rubber - Tires	2.9	148,812
Special Purpose Banks	10.5	535,271
Money Market Fund	10.2	520,462

	100.0%	$5,109,359

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Corporate Bonds*	$—	$632,344	$—	$632,344
Foreign Debt Obligations*	—	3,956,553	—	3,956,553
Money Market Fund	520,462	—	—	520,462

Total	$520,462	$4,588,897	$—	$5,109,359

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2012

Principal Amount		Value

MUNICIPAL BONDS: 98.5%
Alabama: 0.4%
$500,000	Alabama State Public School & College Authority (RB) 5.00%, 12/01/15	$572,395

Arizona: 3.0%
500,000	Arizona State Salt River Project Agricultural Improvement & Power District, Series B (RB) 4.00%, 01/01/16	560,305
250,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/14	274,262
750,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/15	852,165
455,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/17	545,054
575,000	Arizona State Water Infrastructure Finance Authority, Series A (RB) 5.00%, 10/01/14	638,256
750,000	Arizona Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/17	893,445
305,000	Maricopa County, Arizona Community College District, Series C (GO) 4.00%, 07/01/14	327,848

		4,091,335

California: 14.0%
250,000	Alameda, California Corridor Transportation Authority, Sub Lien, Series A (RB) (AMBAC) 5.43%, 10/01/13^	239,180
525,000	California Pollution Control Financing Authority, Environmental Improvement Refunding Revenue (RB) 2.60%, 09/02/14 (p)	541,348
250,000	California State (GO) 5.00%, 11/01/13	266,613
600,000	California State (GO) 5.00%, 03/01/14	647,226
250,000	California State (GO) 5.00%, 08/01/14	273,895
500,000	California State (GO) 5.00%, 10/01/15	567,625
500,000	California State (GO) 5.00%, 03/01/16	571,675
500,000	California State (GO) 5.00%, 09/01/16	579,430
250,000	California State (GO) 5.00%, 08/01/17	293,827
750,000	California State Department of Water Resources (RB) 5.00%, 05/01/16	873,270
500,000	California State Department of Water Resources, Power Supply Revenue, Series M (RB) 2.00%, 05/01/14	515,170
600,000	California State Department of Water Resources, Series H (RB) (AGM) 5.00%, 05/01/17	716,640
750,000	California State Department of Water Resources, Series M (RB) 5.00%, 05/01/16	873,270
550,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/16	640,420
925,000	California State Economic Recovery, Series B (GO) 5.00%, 07/01/14 (p)	1,010,997
305,000	California State University Systemwide, Series A (RB) (AGM) 5.00%, 11/01/13	325,883
175,000	California State Various Purpose (GO) 5.00%, 11/01/15	199,175
700,000	California Statewide Communities Development Authority (RB) 4.00%, 06/15/13	727,482
1,250,000	California Statewide Communities Development Authority (RB) 5.00%, 06/15/13	1,312,987
1,000,000	California Statewide Communities Development Authority, Series A (RB) 5.00%, 04/01/13	1,042,170
500,000	Los Angeles County Public Works Financing Authority (RB) 5.00%, 08/01/14	540,435
600,000	Los Angeles County Public Works Financing Authority (RB) (FGIC) (NATL) 5.00%, 09/01/14	649,434
250,000	Los Angeles, California Public Works Financing Authority, Regional Park & Open Space District, Series A (RB) (NATL) (SA) 5.00%, 10/01/13	265,653
500,000	Los Angeles, California Unified School District, Information Technology Projects, Series A (CP) (AMBAC) 5.00%, 10/01/15	562,420
500,000	Los Angeles, California Unified School District, Series B (GO) (AGM) 5.00%, 07/01/16	581,975
500,000	Los Angeles, California Unified School District, Series KY (GO) 5.00%, 07/01/15	566,255
500,000	Regents of University of California Medical Center, Series D (RB) 5.00%, 05/15/14	544,290
500,000	Riverside County, California State Public Safety Communication Project, Series A (CP) (AMBAC) 5.00%, 11/01/14	545,780

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

California: (continued)
$1,370,000	State of California (GO) 4.00%, 09/01/17	$1,543,223
460,000	State of California (GO) (AMBAC) 5.00%, 11/01/16	535,380
400,000	State of California (GO) 5.00%, 11/01/17	472,648

		19,025,776

Colorado: 0.6%
750,000	Colorado Health Facilities Authority, The Evangelical Lutheran and Good Samaritan Society Project, Series B (RB) 5.00%, 12/01/14 (p)	814,335

Connecticut: 3.4%
500,000	Connecticut State Economic Recovery, Series A (GO) 4.00%, 01/01/14	529,770
260,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/13	268,206
700,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/14	752,647
500,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/16	576,005
850,000	Connecticut State Transportation Infrastructure, Series A (RB) 5.00%, 12/01/17	1,028,347
250,000	Connecticut State, Series B (GO) 5.00%, 05/01/14	272,717
500,000	Connecticut State, Series B (GO) 5.00%, 05/01/15	565,190
500,000	Connecticut State, Series C (GO) 5.25%, 11/01/15	578,960

		4,571,842

Delaware: 0.2%
250,000	Delaware State, Series A (GO) 5.00%, 01/01/14	269,455

District of Columbia: 0.2%
250,000	Washington D.C. Convention Center Authority Dedicated Tax, Senior Lien, Series A (RB) (AMBAC) 5.00%, 10/01/12	253,955

Florida: 5.0%
1,050,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/15	1,194,291
860,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/16	1,004,428
475,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/17	559,464
510,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 5.50%, 06/01/17	587,520
1,000,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A (RB) 5.00%, 07/01/15	1,108,300
250,000	Florida State Board of Education Lottery, Series A (RB) (AMBAC) 5.00%, 07/01/13	263,278
475,000	Florida State Board of Education Lottery, Series E (RB) 5.00%, 07/01/16	547,205
250,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 5.00%, 06/01/15	283,082
250,000	Hillsborough County, Florida Community Investment Tax (RB) (AMBAC) 5.00%, 11/01/13	265,800
400,000	Palm Beach County School District, Series A (CP) 5.00%, 08/01/16 (p)	460,916
400,000	State of Florida Lottery Revenue (RB) 5.00%, 07/01/17	472,324

		6,746,608

Georgia: 1.5%
250,000	Augusta, Georgia Water & Sewerage Revenue (RB) (AGM) 5.00%, 10/01/13	266,385
250,000	Georgia State Road & Tollway Authority (RB) 5.00%, 06/01/17	298,840
750,000	Georgia State, Series B (GO) 5.00%, 10/01/14	833,085
500,000	Municipal Electric Authority of Georgia (RB) 5.00%, 11/01/17	592,255

		1,990,565

Hawaii: 0.9%
375,000	Hawaii State, Series DJ (GO) (AMBAC) 5.00%, 04/01/15	422,659
750,000	Honolulu, Hawaii City and County, Series B (GO) (AGM) 5.25%, 07/01/14	826,305

		1,248,964

Illinois: 8.6%
250,000	Chicago O’Hare International Airport, 3rd Lien, Series A (RB) 5.00%, 01/01/17	291,822
750,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5309 (RB) 5.00%, 06/01/14	799,672
250,000	Chicago, Illinois, Board of Education, Series D (GO) (AGM) 5.00%, 12/01/13	267,248
100,000	Chicago, Illinois, Housing Authority, Capital Refunding (RB) (AGM) 5.00%, 07/01/13	105,155
125,000	Chicago, Illinois, O’Hare International Airport, Passenger Facility Charge, Series A (RB) (AGM) 5.00%, 01/01/14	133,753
250,000	Chicago, Illinois, O’Hare International Airport, Passenger Facility Charge, Series A (RB) (AGM) 5.00%, 01/01/15	271,302

See Notes to Financial Statements

Principal Amount		Value

Illinois: (continued)
$250,000	County of Cook, Series A (GO) 4.00%, 11/15/16	$278,452
500,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 5.25%, 05/15/15	550,075
500,000	Illinois State (GO) 5.00%, 01/01/15	545,750
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/15	546,025
1,000,000	Illinois State (GO) 5.00%, 01/01/16	1,108,740
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/18	557,755
500,000	Illinois State Sales Tax, Junior Lien (RB) 3.00%, 06/15/16	540,440
500,000	Illinois State, Series A (GO) 3.50%, 09/01/12	504,755
500,000	Illinois State, Series A (GO) 3.50%, 09/01/14	526,670
500,000	Illinois State, Series A (GO) 3.50%, 09/01/15	530,995
250,000	Illinois State, Series A (GO) 5.00%, 06/01/13	261,188
500,000	Illinois State, Series A (GO) 5.00%, 06/01/16	559,075
300,000	Illinois State, Series B (GO) 5.00%, 01/01/13	308,532
50,000	Illinois State, Series B (GO) 5.00%, 01/01/15	54,575
250,000	State of Illinois (GO) 3.88%, 09/01/17	266,525
850,000	State of Illinois (GO) 4.00%, 01/01/17	908,063
400,000	State of Illinois (GO) (AGM) 5.00%, 01/01/16	443,796
700,000	State of Illinois (GO) 5.00%, 01/01/17	778,477
500,000	State of Illinois, Series A (GO) 3.00%, 01/01/18	501,285

		11,640,125

Kentucky: 0.4%
400,000	Kentucky State Property & Building Commission, Series A (RB) 5.00%, 08/01/17	474,788

Louisiana: 0.2%
300,000	Louisiana State Citizen’s Property Insurance Corp., Series B (RB) (AMBAC) 5.25%, 06/01/14	325,245

Maryland: 3.7%
2,315,000	Anne Arundel County, Consolidates General Improvement (GO) 5.00%, 04/01/17	2,786,033
1,000,000	Maryland State Transportation Authority (RB) 5.00%, 03/01/17	1,193,790
500,000	Maryland State Transportation Authority (RB) 5.25%, 03/01/16	585,770
400,000	Prince George’s County, Maryland Consolidated Public Improvement, Series B (GO) 5.00%, 07/15/17	484,488

		5,050,081

Massachusetts: 1.7%
100,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/15	114,129
500,000	Massachusetts School Building Authority (RB) 4.00%, 05/15/14	536,520
500,000	Massachusetts School Building Authority, Sales Tax, Series A (RB) 5.00%, 05/15/15	566,840
1,000,000	Massachusetts State Commonwealth, Loan Series A (GO) 5.00%, 05/01/14	1,092,760

		2,310,249

Michigan: 1.0%
250,000	Detroit, Michigan City School District, School Building and Site Improvement (GO) (AGM) (Q-SBLF) 5.00%, 05/01/15	273,525
420,000	Michigan Finance Authority, Clean Water Revolving Fund Revenue (RB) 5.00%, 10/01/14	465,667
500,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series B (RB) 5.00%, 11/15/15	570,945

		1,310,137

Minnesota: 0.8%
500,000	Minnesota State, Series F (GO) 4.00%, 08/01/13	523,215
500,000	Minnesota State, Series H (GO) 5.00%, 11/01/14	557,165

		1,080,380

Mississippi: 0.2%
250,000	Madison County, Mississippi Development Bank, Highway Construction Project (RB) (FGIC) (NATL) 5.00%, 01/01/15	274,597

Missouri: 0.6%
300,000	Kansas City Municipal Assistance Corp., H. Roe Bartle Convention Center, Series A (RB) (FGIC) (NATL) 5.00%, 04/15/15	331,746
515,000	Mississippi Highways & Transportation Commission, Series A (RB) 2.25%, 05/01/15	540,807

		872,553

Nebraska: 0.6%
250,000	Central Plains Energy Project, Nebraska Gas Project No. 1, Series A (RB) 5.00%, 12/01/14	267,055

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Nebraska: (continued)
$250,000	Nebraska Public Power District, Series B (RB) (AGM) 5.00%, 01/01/13	$257,823
250,000	Nebraska Public Power District, Series B (RB) (AGM) 5.00%, 01/01/14	268,975

		793,853

Nevada: 1.4%
1,145,000	Clark County School District, Series C (GO) 5.00%, 06/15/17	1,340,417
250,000	Clark County, Nevada School District, Series B (GO) 5.00%, 06/15/13	262,625
250,000	Clark County, Nevada School District, Series B (GO) 5.00%, 06/15/14	273,045

		1,876,087

New Jersey: 3.6%
500,000	New Jersey Economic Development Authority (RB) 4.00%, 12/15/16	559,105
350,000	New Jersey Economic Development Authority, Cigarette Tax (RB) (FGIC) 5.00%, 06/15/13	368,284
1,110,000	New Jersey Economic Development Authority, School Facilities Construction, Series D (RB) 5.00%, 12/15/17	1,308,013
475,000	New Jersey Economic Development Authority, School Facilities Construction, Series O (RB) 5.25%, 03/01/15	536,978
500,000	New Jersey Higher Education Assistance Authority, Student Loan, Series 1A (RB) 5.00%, 12/01/15	559,805
500,000	New Jersey State, Series O (GO) 5.00%, 08/01/15	568,845
150,000	New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/17	178,710
635,000	State of New Jersey (CP) 5.00%, 06/15/17	734,898

		4,814,638

New Mexico: 1.8%
250,000	New Mexico Finance Authority, Subordinate Lien, Series A-2 (RB) 5.00%, 12/15/16	294,385
2,000,000	State of New Mexico (RB) 5.00%, 07/01/13	2,108,140

		2,402,525

New York: 22.7%
450,000	City of New York, Series J (GO) 5.00%, 08/01/17	537,417
250,000	Metropolitan Transportation Authority, Series A (RB) 5.00%, 11/15/13 (p)	266,318
575,000	Metropolitan Transportation Authority, Series B (RB) 5.00%, 11/15/13	613,830
350,000	Metropolitan Transportation Authority, Series C-2 (RB) 4.00%, 11/15/14	378,399
240,000	New York City Industrial Development Agency, Yankee Stadium (RB) (NATL) 5.00%, 03/01/14	257,614
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue (RB) 4.00%, 11/01/16	569,310
300,000	New York City Transitional Finance Authority, Series A (RB) 5.00%, 11/01/16	354,495
500,000	New York City Transitional Finance Authority, Series B (RB) 5.00%, 11/01/15	575,590
790,000	New York City Transitional Finance Authority, Series E (RB) 3.00%, 11/01/14	839,707
210,000	New York City Transitional Finance Authority, Series E (RB) 3.00%, 11/01/14	223,810
750,000	New York City Transitional Finance Authority, Sub Series A-1 (RB) 5.00%, 05/01/15	848,505
500,000	New York City Transitional Finance Authority, Sub Series D (RB) 5.00%, 11/01/15	575,590
300,000	New York City, Series D (GO) 5.00%, 02/01/16	345,306
600,000	New York City, Series D (GO) 5.00%, 10/01/17	718,752
500,000	New York City, Series E (GO) 4.00%, 08/01/14	539,005
300,000	New York City, Series I (GO) 5.00%, 08/01/17	358,278
500,000	New York City, Series K (GO) 4.00%, 08/01/14	539,005
500,000	New York City, Series K (GO) 5.00%, 08/01/13	528,845
405,000	New York State Dormitory Authority, City University System, Series A (RB) 4.00%, 07/01/14	433,613
600,000	New York State Dormitory Authority, City University System, Series A (RB) 5.00%, 07/01/14	656,598
500,000	New York State Dormitory Authority, Consolidated Service Contract, Series A (RB) 4.00%, 07/01/13	520,770
500,000	New York State Dormitory Authority, State Personal Education Series C (RB) 5.00%, 03/15/15	562,125
1,600,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 3.00%, 02/15/13	1,635,168

See Notes to Financial Statements

Principal Amount		Value

New York: (continued)
$250,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/14	$271,070
250,000	New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 03/15/13	260,408
500,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 12/15/14	557,445
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/13	526,290
1,000,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 02/15/15	1,120,960
500,000	New York State Dormitory Authority, State Personal Income Tax, Series G (RB) 5.00%, 03/15/15	562,125
725,000	New York State Dormitory Authority, State Personal Tax, Series C (RB) 5.00%, 12/15/12	746,482
250,000	New York State Environmental Facilities Corp., State Personal Income, Series A (RB) 5.00%, 12/15/13	268,175
475,000	New York State Local Government Assistance Corp., Senior Lien, Series C (RB) 5.00%, 04/01/13	495,743
250,000	New York State Thruway Authority, General Revenue, Series H (RB) (NATL) 5.00%, 01/01/13	257,618
250,000	New York State Thruway Authority, General Revenue, Series H (RB) (NATL) 5.00%, 01/01/14	267,892
1,000,000	New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (RB) 5.00%, 04/01/16	1,156,380
200,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 4.25%, 04/01/15	220,484
125,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/13	130,389
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/14	543,240
600,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/16	693,828
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B (RB) 5.00%, 04/01/14	543,745
450,000	New York State Thruway Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/15	505,912
385,000	New York State Thruway Authority, State Personal Refunding Series A (RB) 5.00%, 03/15/17	457,365
300,000	New York State Urban Development Corp, Series C (RB) 5.00%, 03/15/17	356,388
580,000	New York State Urban Development Corp, Series D (RB) 5.00%, 01/01/16	662,737
260,000	New York State Urban Development Corp., Service Contract, Series A (RB) 5.00%, 01/01/14	279,508
250,000	New York State Urban Development Corp., Service Contract, Series D (RB) 5.25%, 01/01/17	296,135
250,000	New York State Urban Development Corp., State Personal Income Tax, Series A-1 (RB) 5.00%, 12/15/12	257,390
500,000	New York State Urban Development Corp., State Personal Income Tax, Series C (RB) 5.00%, 12/15/13	537,530
2,000,000	New York State, Series A (GO) 3.00%, 02/01/16	2,163,520
500,000	New York State, Series A (GO) 3.00%, 03/01/16	541,385
1,000,000	Tobacco Settlement Financing Corp. (RB) 5.00%, 06/01/14	1,091,590
1,000,000	Tobacco Settlement Financing Corp. (RB) 5.00%, 06/01/17	1,172,100
400,000	Town of Oyster Bay (GO) 3.00%, 08/15/17	434,180
500,000	Triborough Bridge & Tunnel Authority of New York, MTA Bridges and Tunnels, Series A (RB) 5.00%, 11/15/16	590,860

		30,846,924

North Carolina: 2.1%
300,000	North Carolina Eastern Municipal Power Agency, Series A (RB) 5.00%, 01/01/15	332,016
325,000	North Carolina State, Series A (GO) 5.00%, 03/01/15	366,405
300,000	North Carolina State, Series A (GO) 5.00%, 03/01/17	359,550
810,000	North Carolina, Capital Improvement, Series A (RB) 5.00%, 05/01/15	910,975
250,000	North Carolina, Infrastructure Financing Corp., Series A (CP) (AGM) 5.00%, 05/01/14	271,722

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

North Carolina: (continued)
$500,000	Wake County, North Carolina, Series D (GO) 4.00%, 02/01/15	$549,080

		2,789,748

Ohio: 2.1%
250,000	Ohio State Common Schools, Series D (GO) 5.00%, 09/15/13	265,905
250,000	Ohio State Major New State Infrastructure Project, Series 1 (RB) (AGM) 5.00%, 06/15/14	272,990
250,000	Ohio State University, Series A (RB) 5.00%, 12/01/13	268,110
850,000	Ohio State Water Development Authority, Series A (RB) 3.38%, 07/01/15 (p)	881,637
1,000,000	State of Ohio (GO) 5.00%, 08/01/16	1,169,890

		2,858,532

Oregon: 0.2%
250,000	City of Portland, Series A (RB) (AGM) 5.00%, 06/15/16	293,435

Pennsylvania: 1.9%
400,000	Allegheny County, Pennsylvania Hospital Development Authority, Pittsburgh University Medical Center, Series A (RB) 5.00%, 09/01/13	423,680
400,000	Allegheny County, Pennsylvania Hospital Development Authority, Pittsburgh University Medical Center, Series A (RB) 5.00%, 05/15/14	434,324
1,000,000	Commonwealth of Pennsylvania (GO) 5.00%, 07/01/17	1,200,150
500,000	Philadelphia Pennsylvania Gas Works, Seventh Series (RB) (AMBAC) 5.00%, 10/01/15	559,925

		2,618,079

Puerto Rico: 3.2%
475,000	Puerto Rico Commonwealth Highway & Transportation Authority, Series CC (RB) 5.00%, 07/01/16	520,258
250,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C (RB) (AMBAC) 5.50%, 07/01/13	261,760
250,000	Puerto Rico Commonwealth, Government Development, Series B (RB) 5.00%, 12/01/14	266,668
500,000	Puerto Rico Commonwealth, Government Development, Series B (RB) 5.00%, 12/01/15	543,950
750,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) (AGO) 5.00%, 07/01/15	816,885
225,000	Puerto Rico Electric Power Authority, Series QQ (RB) (XLCA) 5.25%, 07/01/14	243,826
200,000	Puerto Rico Electric Power Authority, Series SS (RB) (NATL) 5.00%, 07/01/14	215,672
75,000	Puerto Rico Electric Power Authority, Series UU (RB) (NATL) 4.00%, 07/01/14	79,284
250,000	Puerto Rico Public Buildings Authority, Government Facilities, Series J (RB) (COMWLTH GTD) 5.00%, 07/01/12 (c) (p)	251,603
300,000	Puerto Rico Public Buildings Authority, Government Facilities, Series M (RB) (COMWLTH GTD) 5.75%, 07/01/15	332,340
500,000	Puerto Rico Public Buildings Authority, Series N (RB) (COMWLTH GTD) 5.25%, 07/01/16	544,905
220,000	Puerto Rico Sales Tax Financing Corp., Sales Tax, First Sub-Series A (RB) 3.75%, 08/01/15	233,171

		4,310,322

South Carolina: 0.8%
1,000,000	Piedmont Municipal Power Agency, Series A (RB) 5.00%, 01/01/17	1,148,710

Texas: 6.2%
1,000,000	City of San Antonio Texas Water System Revenue (RB) (FGIC) (NATL) 5.50%, 05/15/16	1,186,170
300,000	City of San Antonio Texas, Series D (RB) 5.00%, 02/01/17	356,229
905,000	Harris County Tall Road Authority (RB) (NATL) 5.00%, 08/15/16	1,059,719
250,000	Harris County, Texas Metropolitan Transit Authority, Series B (RB) 5.00%, 11/01/16	295,655
250,000	Houston, Texas Independent School District (GO) 5.00%, 02/15/14	270,320
450,000	Houston, Texas Public Improvement Refunding, Series A (GO) (NATL) 5.00%, 03/01/16	519,997
250,000	Houston, Texas Utility System, Combined 1st Lien Series A (RB) (AGM) 5.25%, 11/15/14	279,990
775,000	North Texas Tollway Authority, Series E (RB) 5.75%, 01/01/16 (p)	893,691
250,000	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien Series A (RB) 5.00%, 12/15/14	266,055

See Notes to Financial Statements

Principal Amount		Value

Texas: (continued)
$500,000	Texas Public Finance Authority, Series A (GO) 5.00%, 10/01/15	$573,435
250,000	Texas Transportation Commission, Series A (RB) 5.00%, 04/01/16 (c)	290,455
125,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 4.00%, 04/01/13	129,321
250,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 5.00%, 04/01/14	272,272
1,300,000	Texas Water Development Board, Series A (RB) 5.00%, 07/15/17	1,569,425
415,000	Texas Water Development Board, Sub-Series B (RB) 5.63%, 07/15/14	463,128

		8,425,862

Utah: 1.3%
750,000	Intermountain Power Agency, Subordinated Power Supply Revenue, Series A (RB) 5.00%, 07/01/14 (c)	820,402
825,000	Utah State Board of Regents, Series EE-2 (RB) 4.50%, 11/01/17	969,342

		1,789,744

Virginia: 0.7%
500,000	Fairfax County, Virginia Public Improvement, Series A (GO) (SAW) 5.00%, 04/01/14	544,645
250,000	Fairfax County, Virginia Public Improvement, Series A (GO) (SAW) 5.00%, 04/01/15	282,627
125,000	Loudoun County, Virginia, Series B (GO) (SAW) 5.00%, 12/01/13	134,261

		961,533

Washington: 1.9%
1,000,000	Energy Northwest, Project 1 Electric Revenue Refunding, Series A (RB) 5.00%, 07/01/17	1,199,590
250,000	Washington State, Various Purpose, Series A (GO) 5.00%, 01/01/13	257,908
500,000	Washington State, Various Purpose, Series A (GO) 5.00%, 07/01/15	568,785
500,000	Washington State, Various Purpose, Series B (GO) 5.00%, 07/01/17	597,850

		2,624,133

Wisconsin: 1.6%
1,500,000	City of Milwaukee, Wisconsin, Series N (GO) 5.00%, 02/01/15	1,682,430
525,000	Wisconsin State, Series C (GO) 3.00%, 05/01/13	539,117

		2,221,547

Total Municipal Bonds (Cost: $130,597,857)		133,699,057

Number of Shares

MONEY MARKET FUND: 0.2%
(Cost: $334,502)
334,502	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	334,502

Total Investments: 98.7% (Cost: $130,932,359)		134,033,559
Other assets less liabilities: 1.3%		1,708,238

NET ASSETS: 100.0%		$135,741,797

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	0.5%	$696,877
Development	3.6	4,830,393
Education	5.1	6,859,179
Facilities	4.0	5,339,692
General Obligation	43.2	57,881,204
Higher Education	9.0	12,089,491
Medical	2.8	3,803,316
Multifamily Housing	0.1	105,155
Pollution	0.9	1,147,437
Power	7.2	9,613,362
School District	4.4	5,850,802
Student Loan	0.7	969,342
Transportation	14.2	19,021,148
Utilities	0.4	533,110
Water	3.7	4,958,549
Money Market Fund	0.2	334,502

	100.0%	$134,033,559

The summary of inputs used to value the Fund’s investments as of April 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$133,699,057	$—	$133,699,057
Money Market Fund	334,502	—	—	334,502

Total	$334,502	$133,699,057	$—	$134,033,559

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2012

	CEF Municipal Income ETF	Emerging Markets Local Currency Bond ETF	Fallen Angel High Yield Bond ETF	High-Yield Municipal Index ETF

Assets:
Investments, at value (1)(2)	$8,380,065	$722,688,352	$10,308,501	$554,398,903
Short term investment held as collateral for securities loaned (3)	—	3,497,600	—	—
Cash	—	—	—	—
Cash denominated in foreign currency (4)	—	8,571,844	—	—
Receivables:
Investment securities sold	—	19,243	—	—
Shares sold	—	—	—	12,647,938
Due from Adviser	—	—	30,071	—
Dividends and interest	25,737	13,143,714	183,685	9,660,524
Prepaid expenses	—	2,413	—	—

Total assets	8,405,802	747,923,166	10,522,257	576,707,365

Liabilities:
Payables:
Investment securities purchased	—	3,012,402	410,100	10,543,222
Collateral for securities loaned	—	3,497,600	—	—
Shares redeemed	—	—	—	—
Due to Adviser	23,608	194,433	—	150,986
Due to custodian	—	—	—	1,000
Deferred Trustee fees	26	5,478	—	3,184
Accrued expenses	53,023	104,150	32,200	—

Total liabilities	76,657	6,814,063	442,300	10,698,392

NET ASSETS	$8,329,145	$741,109,103	$10,079,957	$566,008,973

Shares outstanding	300,000	28,200,000	400,000	17,900,000

Net asset value, redemption and offering price per share	$27.76	$26.28	$25.20	$31.62

Net assets consist of:
Aggregate paid in capital	$7,984,347	$751,532,710	$10,005,925	$526,161,333
Net unrealized appreciation (depreciation)	305,542	(8,485,115)	47,181	39,048,852
Undistributed (accumulated) net investment income (loss)	35,926	(750,599)	26,851	4,604,705
Accumulated net realized gain (loss)	3,330	(1,187,893)	—	(3,805,917)

	$8,329,145	$741,109,103	$10,079,957	$566,008,973

(1) Value of securities on loan	$—	$3,259,487	$—	$—

(2) Cost of Investments	$8,074,523	$731,337,137	$10,261,320	$515,350,051

(3) Cost of short term investment held as collateral for securities loaned	$—	$3,497,600	$—	$—

(4) Cost of cash denominated in foreign currency	$—	$8,461,445	$—	$—

See Notes to Financial Statements

Intermediate Municipal Index ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	LatAm Aggregate Bond ETF	Long Municipal Index ETF	Mortgage REIT Income ETF	Pre-Refunded Municipal Index ETF

$458,188,870	$19,733,579	$7,244,778	$7,960,157	$80,505,712	$34,307,961	$32,472,921
—	—	—	147,200	—	2,689,374	—
—	—	—	32,337	—	—	—
—	—	—	155,424	—	—	—
—	—	97,098	229	—	—	—
—	—	—	—	—	—	—
—	27,032	—	10,215	—	—	—
5,552,335	438,379	11,207	133,066	1,050,017	1,018	490,918
—	—	27	25	—	—	—

463,741,205	20,198,990	7,353,110	8,438,653	81,555,729	36,998,353	32,963,839

3,369,571	107,969	—	652,682	—	—	—
—	—	—	147,200	—	2,689,374	—
—	—	—	—	—	18	—
87,590	—	7,240	—	15,590	25,622	6,412
530,000	115,366	—	—	—	—	—
3,000	—	70	61	1,517	71	865
—	32,572	63,712	56,157	—	54,799	—

3,990,161	255,907	71,022	856,100	17,107	2,769,884	7,277

$459,751,044	$19,943,083	$7,282,088	$7,582,553	$81,538,622	$34,228,469	$32,956,562

19,800,000	800,000	300,000	300,000	4,150,000	1,350,000	1,300,000

$23.22	$24.93	$24.27	$25.28	$19.65	$25.35	$25.35

$434,907,203	$19,901,069	$7,421,242	$7,571,752	$78,033,522	$32,544,962	$32,070,224
23,726,936	(43,042)	(143,579)	(17,887)	5,797,491	1,597,219	1,034,286
1,081,429	85,056	8,496	17,794	296,625	145,169	42,184
35,476	—	(4,071)	10,894	(2,589,016)	(58,881)	(190,132)

$459,751,044	$19,943,083	$7,282,088	$7,582,553	$81,538,622	$34,228,469	$32,956,562

$—	$—	$—	$144,100	$—	$2,607,850	$—

$434,461,934	$19,777,156	$7,388,357	$7,965,283	$74,708,221	$32,710,742	$31,438,635

$—	$—	$—	$147,200	$—	$2,689,374	$—

$—	$(161,902)	$—	$167,217	$—	$—	$—

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2012
(continued)

	Renminbi Bond ETF	Short Municipal Index ETF

Assets:
Investments, at value (1)	$5,109,359	$134,033,559
Cash denominated in foreign currency (2)	51,265	—
Receivables:
Interest	28,917	1,731,488

Total assets	5,189,541	135,765,047

Liabilities:
Payables:
Due to Adviser	4,938	21,650
Deferred Trustee fees	14	1,600
Accrued expenses	63,425	—

Total liabilities	68,377	23,250

NET ASSETS	$5,121,164	$135,741,797

Shares outstanding	200,000	7,650,000

Net asset value, redemption and offering price per share	$25.61	$17.74

Net assets consist of:
Aggregate paid in capital	$5,062,721	$132,337,831
Net unrealized appreciation	47,446	3,101,198
Undistributed net investment income	11,880	194,483
Accumulated net realized gain	(883)	108,285

	$5,121,164	$135,741,797

(1) Cost of Investments	$5,062,336	$130,932,359

(2) Cost of cash denominated in foreign currency	$50,914	$—

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2012

	CEF Municipal Income ETF (a)	Emerging Markets Local Currency Bond ETF	Fallen Angel High Yield Bond ETF (b)	High-Yield Municipal Index ETF

Income:
Dividends	$267,378	$—	$—	$—
Interest	—	32,325,660	28,980	20,898,609
Securities lending income	—	9,980	—	—
Foreign taxes withheld	—	(617,091)	—	—

Total income	267,378	31,718,549	28,980	20,898,609

Expenses:
Management fees	16,587	1,791,599	2,129	1,141,043
Professional fees	35,976	59,594	22,120	—
Insurance	—	6,281	—	—
Trustees’ fees and expenses	48	7,762	40	—
Reports to shareholders	19,307	59,985	2,640	—
Indicative optimized portfolio value fee	7,863	28,088	1,980	—
Custodian fees	7,168	360,178	1,580	—
Registration fees	2,740	38,963	1,580	—
Transfer agent fees	1,420	7,620	420	—
Fund accounting fees	6,416	61,488	1,060	—
Interest	—	12,354	—	5,436
Other	297	2,434	780	—

Total expenses	97,822	2,436,346	34,329	1,146,479
Waiver of management fees	(16,587)	—	(2,129)	—
Expenses assumed by the Adviser	(64,649)	—	(30,071)	—

Net expenses	16,586	2,436,346	2,129	1,146,479

Net investment income	250,792	29,282,203	26,851	19,752,130

Net realized gain (loss) on:
Investments	2,517	(7,452,058)	—	(3,088,560)
Capital gain distributions received from other investment companies	3,427	—	—	—
In-kind redemptions	136,750	—	—	172,793
Foreign currency transactions and foreign denominated assets and liabilities	—	(911,202)	—	—

Net realized gain (loss)	142,694	(8,363,260)	—	(2,915,767)

Change in unrealized appreciation (depreciation) on:
Investments	305,542	(23,073,350)	47,181	39,416,073
Foreign currency transactions and foreign denominated assets and liabilities	—	(294,986)	—	—

Change in net unrealized appreciation (depreciation)	305,542	(23,368,336)	47,181	39,416,073

Net Increase (Decrease) in Net Assets Resulting from Operations	$699,028	$(2,449,393)	$74,032	$56,252,436

(a)	Commencement of operations for CEF Municipal Income ETF was July 12, 2011.
(b)	Commencement of operations for Fallen Angel High Yield Bond ETF was April 10, 2012.
(c)	Commencement of operations for International High Yield Bond ETF was April 2, 2012.
(d)	Commencement of operations for LatAm Aggregate Bond ETF was May 11, 2011.
(e)	Commencement of operations for Mortgage REIT Income ETF was August 16, 2011.

See Notes to Financial Statements

Intermediate Municipal Index ETF	International High Yield Bond ETF (c)	Investment Grade Floating Rate ETF	LatAm Aggregate Bond ETF (d)	Long Municipal Index ETF	Mortgage REIT Income ETF (e)	Pre-Refunded Municipal Index ETF

$—	$—	$—	$—	$—	$1,623,775	$—
10,915,431	83,994	90,441	426,200	3,034,608	—	553,236
—	—	—	36	—	617	—
—	—	—	(814)	—	—	—

10,915,431	83,994	90,441	425,422	3,034,608	1,624,392	553,236

762,046	6,935	27,756	25,154	154,675	43,394	83,042
—	22,388	44,132	40,309	—	41,247	—
—	—	107	114	—	—	—
—	36	100	1,024	—	1,171	—
—	2,676	30,924	20,840	—	16,038	—
—	2,012	22,552	22,631	—	11,332	—
—	1,592	5,295	8,985	—	2,764	—
—	1,592	4,419	3,720	—	1,952	—
—	428	2,442	2,277	—	1,919	—
—	1,064	13,350	11,456	—	8,783	—
1,170	—	6	6	—	903	—
—	792	989	1,122	—	548	—

763,216	39,515	152,072	137,638	154,675	130,051	83,042
—	(6,935)	(27,756)	(25,154)	—	(43,394)	—
—	(27,032)	(109,242)	(77,265)	—	(42,357)	—

763,216	5,548	15,074	35,219	154,675	44,300	83,042

10,152,215	78,446	75,367	390,203	2,879,933	1,580,092	470,194

1,037,298	—	(4,071)	14,494	250,755	(110,120)	7,122
—	—	—	—	—	—	—
—	—	(140,757)	—	108,919	99,546	62,979
—	6,610	—	(15,949)	—	—	—

1,037,298	6,610	(144,828)	(1,455)	359,674	(10,574)	70,101

22,765,554	(43,575)	(146,123)	(4,588)	6,998,765	1,597,219	406,572
—	533	—	(13,299)	—	—	—

22,765,554	(43,042)	(146,123)	(17,887)	6,998,765	1,597,219	406,572

$33,955,067	$42,014	$(215,584)	$370,861	$10,238,372	$3,166,737	$946,867

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2012 (continued)

	Renminbi Bond ETF (a)	Short Municipal Index ETF

Income:
Interest	63,823	2,281,923
Foreign taxes withheld	(8)	—

Total income	63,815	2,281,923

Expenses:
Management fees	9,297	222,404
Professional fees	43,394	—
Trustees’ fees and expenses	8	—
Reports to shareholders	3,397	—
Indicative optimized portfolio value fee	12,245	—
Custodian fees	8,048	—
Registration fees	3,504	—
Transfer agent fees	2,784	—
Fund accounting fees	4,669	—
Interest	—	26
Other	807	—

Total expenses	88,153	222,430
Waiver of management fees	(9,297)	—
Expenses assumed by the Adviser	(68,489)	—

Net expenses	10,367	222,430

Net investment income	53,448	2,059,493

Net realized gain on:
Investments	789	170,707
In-kind redemptions	—	123,178
Foreign currency transactions and foreign denominated assets and liabilities	320	—

Net realized gain	1,109	293,885

Change in unrealized appreciation on:
Investments	46,973	1,993,559
Foreign currency transactions and foreign denominated assets and liabilities	473	—

Change in net unrealized appreciation	47,446	1,993,559

Net Increase in Net Assets Resulting from Operations	$102,003	$4,346,937

(a)	Commencement of operations for Renminbi Bond ETF was October 11, 2011.

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Municipal Income ETF	Emerging Markets Local Currency Bond ETF

	For the Period July 12, 2011* through April 30, 2012	For the Year Ended April 30, 2012	For the Period July 22, 2010* through April 30, 2011

Operations:
Net investment income	$250,792	$29,282,203	$7,139,317
Net realized gain (loss)	142,694	(8,363,260)	152,860
Change in net unrealized appreciation (depreciation)	305,542	(23,368,336)	14,883,221

Net increase (decrease) in net assets resulting from operations	699,028	(2,449,393)	22,175,398

Dividends and Distributions to shareholders:
Dividends from net investment income	(214,855)	(25,202,120)	(5,653,020)
Distributions from net realized capital gains	(2,625)	—	—

Total Dividends and Distributions	(217,480)	(25,202,120)	(5,653,020)

Share transactions:**
Proceeds from sale of shares	11,914,552	514,078,093	338,154,112
Cost of shares redeemed	(4,066,955)	(94,847,819)	(5,146,148)

Increase in net assets resulting from share transactions	7,847,597	419,230,274	333,007,964

Total increase in net assets	8,329,145	391,578,761	349,530,342
Net Assets, beginning of period	—	349,530,342	—

Net Assets, end of period†	$8,329,145	$741,109,103	$349,530,342

† Including undistributed (accumulated) net investment income (loss)	$35,926	$(750,599)	$1,567,968

** Shares of Common Stock Issued (no par value)
Shares sold	450,000	19,400,000	12,800,000
Shares redeemed	(150,000)	(3,800,000)	(200,000)

Net increase	300,000	15,600,000	12,600,000

*	Commencement of operations

See Notes to Financial Statements

Fallen Angel High Yield Bond ETF	High-Yield Municipal Index ETF		Intermediate Municipal Index ETF

For the Period April 10, 2012* through April 30, 2012	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

$26,851	$19,752,130	$11,619,438	$10,152,215	$7,025,844
—	(2,915,767)	(345,949)	1,037,298	(749,256)
47,181	39,416,073	(13,585,345)	22,765,554	(2,315,406)

74,032	56,252,436	(2,311,856)	33,955,067	3,961,182

—	(17,702,540)	(11,029,100)	(9,712,000)	(6,858,300)
—	—	(1,364,000)	—	(292,900)

—	(17,702,540)	(12,393,100)	(9,712,000)	(7,151,200)

10,005,925	329,200,111	94,861,629	215,137,215	85,269,215
—	(11,791,733)	(29,316,320)	—	(20,887,080)

10,005,925	317,408,378	65,545,309	215,137,215	64,382,135

10,079,957	355,958,274	50,840,353	239,380,282	61,192,117
—	210,050,699	159,210,346	220,370,762	159,178,645

$10,079,957	$566,008,973	$210,050,699	$459,751,044	$220,370,762

$26,851	$4,604,705	$2,609,181	$1,081,429	$641,214

400,000	10,900,000	3,200,000	9,500,000	3,900,000
—	(400,000)	(1,000,000)	—	(1,000,000)

400,000	10,500,000	2,200,000	9,500,000	2,900,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	International High Yield Bond ETF	Investment Grade Floating Rate ETF

	For the Period April 2, 2012* through April 30, 2012	For the Year Ended April 30, 2012	For the Period April 25, 2011* through April 30, 2011

Operations:
Net investment income	$78,446	$75,367	$159
Net realized gain (loss)	6,610	(144,828)	—
Change in net unrealized appreciation (depreciation)	(43,042)	(146,123)	2,544

Net increase (decrease) in net assets resulting from operations	42,014	(215,584)	2,703

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(67,030)	—
Distributions from net realized capital gains	—	—	—

Total Dividends and Distributions	—	(67,030)	—

Share transactions:**
Proceeds from sale of shares	19,901,069	4,932,247	4,961,958
Cost of shares redeemed	—	(2,332,206)	—

Increase in net assets resulting from share transactions	19,901,069	2,600,041	4,961,958

Total increase in net assets	19,943,083	2,317,427	4,964,661
Net Assets, beginning of period	—	4,964,661	—

Net Assets, end of period†	$19,943,083	$7,282,088	$4,964,661

† Including undistributed net investment income	$85,056	$8,496	$159

** Shares of Common Stock Issued (no par value)
Shares sold	800,000	200,000	200,000
Shares redeemed	—	(100,000)	—

Net increase	800,000	100,000	200,000

*	Commencement of operations

See Notes to Financial Statements

LatAm Aggregate Bond ETF	Long Municipal Index ETF		Mortgage REIT Income ETF

For the Period May 11, 2011* through April 30, 2012	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 16, 2011* through April 30, 2012

$390,203	$2,879,933	$2,691,279	$1,580,092
(1,455)	359,674	(730,123)	(10,574)
(17,887)	6,998,765	(3,490,763)	1,597,219

370,861	10,238,372	(1,529,607)	3,166,737

(356,460)	(2,821,325)	(2,691,205)	(1,384,050)
(3,600)	—	—	—

(360,060)	(2,821,325)	(2,691,205)	(1,384,050)

7,571,752	24,632,804	22,180,759	33,700,091
—	(5,520,544)	(15,661,296)	(1,254,309)

7,571,752	19,112,260	6,519,463	32,445,782

7,582,553	26,529,307	2,298,651	34,228,469
—	55,009,315	52,710,664	—

$7,582,553	$81,538,622	$55,009,315	$34,228,469

$17,794	$296,625	$247,754	$145,169

300,000	1,300,000	1,200,000	1,400,000
—	(300,000)	(900,000)	(50,000)

300,000	1,000,000	300,000	1,350,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Pre-Refunded Municipal Index ETF		Renminbi Bond ETF

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period October 11, 2011* through April 30, 2012

Operations:
Net investment income	$470,194	$508,146	$53,448
Net realized gain (loss)	70,101	(119,339)	1,109
Change in net unrealized appreciation (depreciation)	406,572	252,078	47,446

Net increase in net assets resulting from operations	946,867	640,885	102,003

Dividends and Distributions to shareholders:
Dividends from net investment income	(467,040)	(516,400)	(43,560)
Distributions from net realized capital gains	—	(82,500)	—

Total Dividends and Distributions	(467,040)	(598,900)	(43,560)

Share transactions:**
Proceeds from sale of shares	—	2,529,844	5,062,721
Cost of shares redeemed	(2,542,598)	(7,517,074)	—

Increase (decrease) in net assets resulting from share transactions	(2,542,598)	(4,987,230)	5,062,721

Total increase (decrease) in net assets	(2,062,771)	(4,945,245)	5,121,164
Net Assets, beginning of period	35,019,333	39,964,578	—

Net Assets, end of period†	$32,956,562	$35,019,333	$5,121,164

† Including undistributed net investment income	$42,184	$39,030	$11,880

** Shares of Common Stock Issued (no par value)
Shares sold	—	100,000	200,000
Shares redeemed	(100,000)	(300,000)	—

Net increase (decrease)	(100,000)	(200,000)	200,000

*	Commencement of operations

See Notes to Financial Statements

Short Municipal Index ETF

For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

$2,059,493	$1,988,870
293,885	224,159
1,993,559	(66,259)

4,346,937	2,146,770

(2,028,885)	(1,995,205)
(1,270)	(345,100)

(2,030,155)	(2,340,305)

49,317,058	19,305,200
(10,460,315)	(13,764,915)

38,856,743	5,540,285

41,173,525	5,346,750
94,568,272	89,221,522

$135,741,797	$94,568,272

$194,483	$163,875

2,800,000	1,100,000
(600,000)	(800,000)

2,200,000	300,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	CEF MUNICIPAL INCOME ETF

	For the Period July 12, 2011 (a) through April 30, 2012

Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	1.24
Net realized and unrealized gain on investments	2.66

Total from investment operations	3.90

Less:
Dividends from net investment income	(1.12)
Distributions from net realized gains	(0.02)

Total Dividends and Distributions	(1.14)

Net asset value, end of period	$27.76

Total return (b)	15.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,329
Ratio of gross expenses to average net assets	2.36	%(d)
Ratio of net expenses to average net assets	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40	%(d)
Ratio of net investment income to average net assets	6.04	%(d)
Portfolio turnover rate	3	%(c)

	EMERGING MARKETS LOCAL CURRENCY BOND ETF

	For the Year Ended April 30, 2012	For the Period July 22, 2010 (a) through April 30, 2011

Net asset value, beginning of period	$27.74	$25.11

Income from investment operations:
Net investment income	1.41	0.96
Net realized and unrealized gain (loss) on investments	(1.54)	2.51

Total from investment operations	(0.13)	3.47

Less:
Dividends from net investment income	(1.33)	(0.84)

Net asset value, end of period	$26.28	$27.74

Total return (b)	(0.34)%	14.02	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$741,109	$349,530
Ratio of gross expenses to average net assets	0.47%	0.49	%(d)
Ratio of net expenses to average net assets	0.47%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.47%	0.48	%(d)
Ratio of net investment income to average net assets	5.71%	5.60	%(d)
Portfolio turnover rate	21%	3	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	FALLEN ANGEL HIGH YIELD BOND ETF

	For the Period April 10, 2012 (a) through April 30, 2012

Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.13

Total from investment operations	0.20

Net asset value, end of period	$25.20

Total return (b)	0.80	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,080
Ratio of gross expenses to average net assets	6.27	%(d)
Ratio of net expenses to average net assets	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40	%(d)
Ratio of net investment income to average net assets	4.90	%(d)
Portfolio turnover rate	0	%(c)

	HIGH-YIELD MUNICIPAL INDEX ETF

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period February 4, 2009 (a) through April 30, 2009

Net asset value, beginning of period	$28.39	$30.62	$26.22	$25.46

Income from investment operations:
Net investment income	1.60	1.75	2.08	0.54
Net realized and unrealized gain (loss) on investments	3.32	(1.97)	4.17	0.55

Total from investment operations	4.92	(0.22)	6.25	1.09

Less:
Dividends from net investment income	(1.69)	(1.79)	(1.85)	(0.33)
Distributions from net realized gains	—	(0.22)	—	—

Total Dividends and Distributions	(1.69)	(2.01)	(1.85)	(0.33)

Net asset value, end of period	$31.62	$28.39	$30.62	$26.22

Total return (b)	17.90%	(0.81)%	24.47%	4.32	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$566,009	$210,051	$159,210	$78,651
Ratio of gross expenses to average net assets	0.35%	0.44%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	6.04%	6.27%	7.45%	9.11	%(d)
Portfolio turnover rate	18%	42%	19%	0	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	INTERMEDIATE MUNICIPAL INDEX ETF (f)

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period December 4, 2007 (a) through April 30, 2008

Net asset value, beginning of period	$21.40	$21.51	$20.77	$20.63	$20.80

Income from investment operations:
Net investment income	0.71	0.74	0.75	0.76	0.29
Net realized and unrealized gain (loss) on investments	1.82	(0.08)	0.75	0.10	(0.20)

Total from investment operations	2.53	0.66	1.50	0.86	0.09

Less:
Dividends from net investment income	(0.71)	(0.74)	(0.76)	(0.72)	(0.26)
Distributions from net realized gains	—	(0.03)	— (e)	—	—

Total Dividends and Distributions	(0.71)	(0.77)	(0.76)	(0.72)	(0.26)

Net asset value, end of period	$23.22	$21.40	$21.51	$20.77	$20.63

Total return (b)	12.02%	3.11%	7.35%	4.32%	0.43	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$459,751	$220,371	$159,179	$51,916	$15,473
Ratio of gross expenses to average net assets	0.24%	0.29%	0.45%	0.70%	1.60	%(d)
Ratio of net expenses to average net assets	0.24%	0.24%	0.23%	0.20%	0.20	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.23%	0.20%	0.20	%(d)
Ratio of net investment income to average net assets	3.19%	3.50%	3.73%	3.97%	3.53	%(d)
Portfolio turnover rate	7%	19%	22%	11%	0	%(c)

	INTERNATIONAL HIGH YIELD BOND ETF

	For the Period April 2, 2012 (a) through April 30, 2012

Net asset value, beginning of period	$24.96

Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss on investments	(0.13)

Total from investment operations	(0.03)

Net asset value, end of period	$24.93

Total return (b)	(0.12	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,943
Ratio of gross expenses to average net assets	2.85	%(d)
Ratio of net expenses to average net assets	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40	%(d)
Ratio of net investment income to average net assets	5.65	%(d)
Portfolio turnover rate	0	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
(f)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	INVESTMENT GRADE FLOATING RATE ETF

	For the Year Ended April 30, 2012		For the Period April 25, 2011 (a) through April 30, 2011

Net asset value, beginning of period	$24.82		$24.82

Income from investment operations:
Net investment income	0.23		—	(e)
Net realized and unrealized loss on investments	(0.58)		—

Total from investment operations	(0.35)		—

Less:
Dividends from net investment income	(0.20)		—

Net asset value, end of period	$24.27		$24.82

Total return (b)	(1.40)%		0.00	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,282		$4,965
Ratio of gross expenses to average net assets	1.92%		30.87	%(d)
Ratio of net expenses to average net assets	0.19%		0.19	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.19%		0.19	%(d)
Ratio of net investment income to average net assets	0.95%		(0.15	)%(d)
Portfolio turnover rate	14%		0	%(c)

	LATAM AGGREGATE BOND ETF

	For the Period May 11, 2011 (a) through April 30, 2012

Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	1.30
Net realized and unrealized gain on investments	0.18

Total from investment operations	1.48

Less:
Dividends from net investment income	(1.19)
Distributions from net realized gains	(0.01)

Total Dividends and Distributions	(1.20)

Net asset value, end of period	$25.28

Total return (b)	6.05	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,583
Ratio of gross expenses to average net assets	1.92	%(d)
Ratio of net expenses to average net assets	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.49	%(d)
Ratio of net investment income to average net assets	5.44	%(d)
Portfolio turnover rate	11	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	LONG MUNICIPAL INDEX ETF (e)

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period January 2, 2008 (a) through April 30, 2008

Net asset value, beginning of period	$17.46	$18.49	$17.28	$19.31	$20.00

Income from investment operations:
Net investment income	0.83	0.83	0.83	0.86	0.24
Net realized and unrealized gain (loss) on investments	2.19	(1.03)	1.23	(2.07)	(0.72)

Total from investment operations	3.02	(0.20)	2.06	(1.21)	(0.48)

Less:
Dividends from net investment income	(0.83)	(0.83)	(0.85)	(0.82)	(0.21)

Net asset value, end of period	$19.65	$17.46	$18.49	$17.28	$19.31

Total return (b)	17.67%	(1.10)%	12.20%	(6.24)%	(2.42	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$81,539	$55,009	$52,711	$30,247	$24,142
Ratio of gross expenses to average net assets	0.24%	0.38%	0.64%	0.78%	1.47	%(d)
Ratio of net expenses to average net assets	0.24%	0.24%	0.25%	0.24%	0.24	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	4.46%	4.60%	4.78%	5.15%	4.48	%(d)
Portfolio turnover rate	22%	27%	20%	44%	0	%(c)

	MORTGAGE REIT INCOME ETF

	For the Period August 16, 2011 (a) through April 30, 2012

Net asset value, beginning of period	$24.85

Income from investment operations:
Net investment income	2.07
Net realized and unrealized gain on investments	0.36

Total from investment operations	2.43

Less:
Dividends from net investment income	(1.93)

Net asset value, end of period	$25.35

Total return (b)	10.87	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$34,228
Ratio of gross expenses to average net assets	1.19	%(d)
Ratio of net expenses to average net assets	0.41	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40	%(d)
Ratio of net investment income to average net assets	14.50	%(d)
Portfolio turnover rate	8	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	PRE-REFUNDED MUNICIPAL INDEX ETF

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period February 2, 2009 (a) through April 30, 2009

Net asset value, beginning of period	$25.01	$24.98	$24.73	$24.76

Income from investment operations:
Net investment income	0.34	0.34	0.35	0.06
Net realized and unrealized gain (loss) on investments	0.34	0.10	0.24	(0.05)

Total from investment operations	0.68	0.44	0.59	0.01

Less:
Dividends from net investment income	(0.34)	(0.35)	(0.34)	(0.04)
Distributions from net realized gains	—	(0.06)	—	—

Total Dividends and Distributions	(0.34)	(0.41)	(0.34)	(0.04)

Net asset value, end of period	$25.35	$25.01	$24.98	$24.73

Total return (b)	2.74%	1.74%	2.38%	0.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,957	$35,019	$39,965	$19,785
Ratio of gross expenses to average net assets	0.24%	0.38%	0.67%	1.26	%(d)
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	1.36%	1.36%	1.44%	1.29	%(d)
Portfolio turnover rate	40%	28%	8%	0	%(c)

	RENMINBI BOND ETF

	For the Period October 11, 2011 (a) through April 30, 2012

Net asset value, beginning of period	$24.93

Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	0.63

Total from investment operations	0.90

Less:
Dividends from net investment income	(0.22)

Net asset value, end of period	$25.61

Total return (b)	3.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,121
Ratio of gross expenses to average net assets	3.32	%(d)
Ratio of net expenses to average net assets	0.39	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.39	%(d)
Ratio of net investment income to average net assets	2.01	%(d)
Portfolio turnover rate	11	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	SHORT MUNICIPAL INDEX ETF (e)

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period February 22, 2008 (a) through April 30, 2008

Net asset value, beginning of period	$17.35	$17.32	$16.93	$16.47	$16.53

Income from investment operations:
Net investment income	0.32	0.36	0.39	0.43	0.08
Net realized and unrealized gain (loss) on investments	0.40	0.09	0.39	0.46	(0.07)

Total from investment operations	0.72	0.45	0.78	0.89	0.01

Less:
Dividends from net investment income	(0.33)	(0.36)	(0.39)	(0.43)	(0.07)
Distributions from net realized gains	— (f)	(0.06)	—	—	—

Total Dividends and Distributions	(0.33)	(0.42)	(0.39)	(0.43)	(0.07)

Net asset value, end of period	$17.74	$17.35	$17.32	$16.93	$16.47

Total return (b)	4.16%	2.59%	4.64%	5.50%	0.07	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$135,742	$94,568	$89,222	$24,543	$4,942
Ratio of gross expenses to average net assets	0.20%	0.29%	0.55%	1.11%	5.85	%(d)
Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.16%	0.16	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.20%	0.20%	0.19%	0.16%	0.16	%(d)
Ratio of net investment income to average net assets	1.85%	2.04%	2.31%	2.88%	2.70	%(d)
Portfolio turnover rate	23%	35%	43%	20%	55	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.
(f)	Amount represents less than $0.005 per share

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
April 30, 2012

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2012, offers forty eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: CEF Municipal Income ETF (“CEF Municipal”), Emerging Markets Local Currency Bond ETF (“Emerging Markets”), Fallen Angel High Yield Bond ETF (“Fallen Angel”), High-Yield Municipal Index ETF (“High-Yield”), Intermediate Municipal Index ETF (“Intermediate”), International High Yield Bond ETF (“International High Yield”), Investment Grade Floating Rate ETF (“Investment Grade”), LatAm Aggregate Bond ETF (“LatAm”), Long Municipal Index ETF (“Long”), Mortgage REIT Income ETF (“Mortgage REIT”), Pre-Refunded Municipal Index ETF (“Pre-Refunded”), Renminbi Bond ETF (“Renminbi”), and Short Municipal Index ETF (“Short”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its Index. The Funds expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

CEF Municipal	July 12, 2011	S-Network Municipal Bond Closed-End Fund IndexSM
Emerging Markets	July 22, 2010	JP Morgan Government Bond Index-Emerging Markets Global Core
Fallen Angel	April 10, 2012	The BofA Merrill Lynch US Fallen Angel High Yield Index
High-Yield	February 4, 2009	Barclays Capital Municipal Custom High Yield Composite Index
Intermediate	December 4, 2007	Barclays Capital AMT-Free Intermediate Continuous Municipal Index
International High Yield	April 2, 2012	The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index
Investment Grade	April 25, 2011	Market Vectors® Investment Grade Floating Rate Index*
LatAm	May 11, 2011	The BofA Merrill Lynch Broad Latin America Bond Index
Long	January 2, 2008	Barclays Capital AMT-Free Long Continuous Municipal Index
Mortgage REIT	August 16, 2011	Market Vectors® Global Mortgage REITs Index*
Pre-Refunded	February 2, 2009	Barclays Capital Municipal Pre-Refunded-Treasury-Escrowed Index
Renminbi	October 11, 2011	Market Vectors® Renminbi Bond Index*
Short	February 22, 2008	Barclays Capital AMT-Free Short Continuous Municipal Index

*	Owned by Market Vectors Index Solutions GmbH, an indirect, wholly owned subsidiary of the Adviser.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Debt securities for which market quotations are readily available are valued on

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

the basis of quotations furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments. Money market and closed end publicly listed fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments, as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located at the end of each Fund’s Schedule of Investments.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except Mortgage REIT which is declared and paid quarterly). Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

F.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The Funds held no derivative instruments outstanding during the year ended April 30, 2012.

Forward Foreign Currency Contracts—Emerging Markets, Fallen Angel, International High Yield, Investment Grade, LatAm and Renminbi are subject to foreign currency risk in the normal course of pursuing their investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended April 30, 2012.

G.

Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from estimated amounts. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The High Yield, Intermediate, Long, Pre-Refunded and Short Funds utilize a unitary management fee where the Adviser is responsible for all expenses of the Funds, except the fee payment under the Investment Advisory Agreement, interest expenses, offering costs, trading expenses, taxes and extraordinary expenses. The Adviser voluntarily waived its fees and assumed certain fund expenses during this period to limit total annual operating expenses to the expense caps listed below.

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

The current management fee/expense caps and the amounts waived/assumed by the Adviser for the year ended April 30, 2012 are as follows:

Fund	Expense Cap**	Management Fee	Waiver of Management Fees	Expenses Assumed by the Adviser

CEF Municipal	0.40%	0.40%	$ 16,587	$ 64,649
Emerging Markets	0.49%	0.35%	—	—
Fallen Angel	0.40%	0.40%	2,129	30,071
High-Yield	N/A	0.35%*	N/A	N/A
Intermediate	N/A	0.24%*	N/A	N/A
International High Yield	0.40%	0.40%	6,935	27,032
Investment Grade	0.19%	0.35%	27,756	109,242
LatAm	0.49%	0.35%	25,154	77,265
Long	N/A	0.24%*	N/A	N/A
Mortgage REIT	0.40%	0.40%	43,394	42,357
Pre-Refunded	N/A	0.24%*	N/A	N/A
Renminbi	0.39%	0.35%	9,297	68,489
Short	N/A	0.20%*	N/A	N/A

*	Represents the unitary management fee.
**

The Adviser has agreed, at least until September 1, 2012 for the Funds (September 1, 2013 for Fallen Angel, International High Yield and Renminbi. May 1, 2013 for CEF Municipal and Mortgage REIT), to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended April 30, 2012, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

CEF Municipal	$162,202	$162,204
Emerging Markets	515,169,446	108,012,078
Fallen Angel	9,743,545	—
High-Yield	377,131,088	58,751,231
Intermediate	238,367,481	22,751,656
International High Yield	19,360,562	—
Investment Grade	5,395,035	997,052
LatAm	8,059,148	750,340
Long	34,403,085	14,193,325
Mortgage REIT	1,621,645	1,370,878
Pre-Refunded	14,333,638	13,664,886
Renminbi	4,992,447	463,668
Short	74,559,858	25,551,825

Note 5—Income Taxes—As of April 30, 2012, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CEF Municipal	$8,074,620	$308,247	$(2,802)	$305,445
Emerging Markets	735,882,381	13,405,849	(23,102,278)	(9,696,429)
Fallen Angel	10,261,320	77,321	(30,140)	47,181
High-Yield	513,808,210	44,422,400	(3,831,707)	40,590,693

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Intermediate	$434,441,714	$24,319,280	$(572,124)	$23,747,156
International High Yield	19,777,156	139,850	(183,427)	(43,577)
Investment Grade	7,388,357	2,779	(146,358)	(143,579)
LatAm	8,112,483	313,981	(319,107)	(5,126)
Long	74,693,659	5,827,266	(15,213)	5,812,053
Mortgage REIT	35,410,153	1,705,696	(118,514)	1,587,182
Pre-Refunded	31,438,591	1,034,330	—	1,034,330
Renminbi	5,062,336	55,514	(8,491)	47,023
Short	130,925,872	3,224,856	(117,169)	3,107,687

At April 30, 2012, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late Year Losses*	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

CEF Municipal	$35,952	$—	$3,427	$—	$—	$(26)	$305,445	$344,798
Emerging Markets	—	—	—	(608,076)	(277,293)	(5,479)	(9,532,759)	(10,423,607)
Fallen Angel	—	26,851	—	—	—	—	47,181	74,032
High-Yield	2,846,455	—	—	(650,727)	(2,931,422)	(7,359)	40,590,693	39,847,640
Intermediate	1,068,597	—	35,477	—	—	(7,389)	23,747,156	24,843,841
International High Yield	—	85,056	—	—	—	—	(43,042)	42,014
Investment Grade	—	8,566	—	—	(4,071)	(70)	(143,579)	(139,154)
LatAm	—	28,749	—	—	—	(61)	(17,887)	10,801
Long	284,606	—	—	(2,589,016)	—	(2,543)	5,812,053	3,505,100
Mortgage REIT	—	89,993	6,403	—	—	(71)	1,587,182	1,683,507
Pre-Refunded	43,639	—	—	(144,178)	(45,954)	(1,499)	1,034,330	886,338
Renminbi	—	11,894	—	—	(882)	(15)	47,446	58,443
Short	191,432	—	108,284	—	—	(3,435)	3,107,685	3,403,966

*

Net qualified late year losses incurred after October 31, 2011, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2012, the above Funds intend to defer to May 1, 2012 for federal tax purposes post-October capital losses.

The tax character of dividends paid to shareholders during the years ended April 30, 2012 and April 30, 2011 were as follows:

	Tax-Exempt Dividends		Ordinary Income		Long-Term Capital Gains

Fund	April 30, 2012	April 30, 2011	April 30, 2012	April 30, 2011	April 30, 2012	April 30, 2011

CEF Municipal	$213,566	$—	$3,914	$—	$—	$—
Emerging Markets	—	—	25,202,120	5,653,020	—	—
High-Yield	17,486,728	10,274,042	215,812	1,883,458	—	235,600
Intermediate	9,711,970	6,862,699	30	130,436	—	158,065
Investment Grade	—	—	67,030	—	—	—
LatAm	—	—	360,060	—	—	—
Long	2,807,385	2,685,623	13,940	5,582	—	—
Mortgage REIT	—	—	1,384,050	—	—	—
Pre-Refunded	467,040	517,932	—	2,007	—	78,961
Renminbi	—	—	43,560	—	—	—
Short	2,028,885	1,994,483	—	100,307	1,270	245,515

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

At April 30, 2012, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

			Amount Expiring in the Year Ended April 30,

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	2019	2018	2017

Emerging Markets	$608,076	$—	$—	$—	$—
High-Yield	650,727	—	—	—	—
Long	352,011	—	78,825	1,554,202	603,978
Pre-Refunded	144,178	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the tax of the enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

During the year ended April 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment of market discount on tax exempt instruments, foreign currency gains and losses and in-kind share transactions, the Fund’s incurred differences that affected undistributed net investment income, accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Accumulated Realized Gain/(Loss)	Increase (Decrease) in Aggregate Paid in Capital

CEF Municipal	$(11)	$(136,739)	$136,750
Emerging Markets	(6,398,650)	7,104,178	(705,528)
High-Yield	(54,066)	(235,468)	289,534
International High Yield	6,610	(6,610)	—
Investment Grade	—	140,757	(140,757)
LatAm	(15,949)	15,949	—
Long	(9,737)	(99,182)	108,919
Mortgage REIT	(50,873)	(48,307)	99,180
Pre-Refunded	—	(62,979)	62,979
Renminbi	1,992	(1,992)	—
Short	—	(123,178)	123,178

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended April 30, 2009-2011), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

Note 6—Capital Share Transactions—As of April 30, 2012, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 100,000 shares, except for CEF Municipal, Emerging Markets, Fallen Angel, International High Yield and

Mortgage REIT, which has Creation Units consisting of 50,000, 200,000, 200,000, 200,000 and 50,000 shares, respectively, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2012, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

CEF Municipal	$9,610,461	$1,746,666
High-Yield	2,031,610	9,924,375
Investment Grade	—	2,328,537
Long	—	1,896,363
Mortgage REIT	33,821,045	1,444,131
Pre-Refunded	—	2,278,950
Short	—	8,331,661

Note 7—Concentration and Other Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The Funds use a sampling approach in which the Adviser uses quantitative analysis to select bonds that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in municipal securities involve risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

Fallen Angel and High-Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. Fallen Angel and High-Yield may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Emerging Markets, International High Yield, LatAm, and Renminbi invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since Emerging Markets, International High Yield, LatAm, and Renminbi may have significant investments in foreign debt securities, it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Mortgage REIT invests directly in mortgage REITs and are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk.

CEF Municipal and Mortgage REIT invest in closed-end funds and mortgage REITs, respectively, that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

Effective September 1, 2010, High Yield, Intermediate, Long, Pre-Refunded and Short Funds adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds are included in “Management fees”. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities for amounts accrued through September 1, 2010 and in “Due to Adviser” for amounts accrued after September 1, 2010.

For CEF Municipal, Emerging Markets, Fallen Angel, International High Yield, Investment Grade, LatAm, Mortgage REIT and Renminbi, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Fund’s custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Emerging Markets	$3,259,487	$3,497,600
LatAm	144,100	147,200
Mortgage REIT	2,607,850	2,689,374

Note 10—Stock Split—On October 10, 2008, the Board of Trustees of the Market Vectors ETF Trust approved a split of the shares for Intermediate, Long, and Short. The stock splits took place for shareholders of record as of the close of business on October 21, 2008, and were payable on October 23, 2008. Fund shares began trading on a split-adjusted basis on October 24, 2008. Intermediate split its shares five-for-one, Long split its shares five-for-one, and Short split its shares three-for-one.

Note 11—Bank Line of Credit—Certain Funds may participate in a $130 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2012, the following Funds borrowed under this facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate

High-Yield	40	$2,765,894	1.86%
Intermediate	41	556,297	1.88
Mortgage REIT	23	174,601	1.89
Short	1	505,123	1.90

As of April 30, 2012, the Funds had no outstanding loan balances.

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2012, there were no offsets of custodian fees.

Note 13—Recent Accounting Pronouncements—In May 2011, Financial Accounting Standards Board issued Accounting Standards Update “ASU” No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Funds’ financial statements.

Note 14—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to April 30, 2012:

Fund	Ex-Date	Record Date	Payable Date	Per Share

CEF Municipal	05/1/12	05/3/12	05/7/12	$0.1150
Emerging Markets	05/1/12	05/3/12	05/7/12	$0.0950
High-Yield	05/1/12	05/3/12	05/7/12	$0.1345
Intermediate	05/1/12	05/3/12	05/7/12	$0.0536
Investment Grade	05/1/12	05/3/12	05/7/12	$0.0210
LatAm	05/1/12	05/3/12	05/7/12	$0.1040
Long	05/1/12	05/3/12	05/7/12	$0.0664
Pre-Refunded	05/1/12	05/3/12	05/7/12	$0.304
Renminbi	05/1/12	05/3/12	05/7/12	$0.0410
Short	05/1/12	05/3/12	05/7/12	$0.0243

CEF Municipal	06/1/12	06/5/12	06/7/12	$0.1291
Emerging Markets	06/1/12	06/5/12	06/7/12	$0.0850
Fallen Angel	06/1/12	06/5/12	06/7/12	$0.1620
High-Yield	06/1/12	06/5/12	06/7/12	$0.1392
Intermediate	06/1/12	06/5/12	06/7/12	$0.0531
International High Yield	06/1/12	06/5/12	06/7/12	$0.1920
Investment Grade	06/1/12	06/5/12	06/7/12	$0.0231
LatAm	06/1/12	06/5/12	06/7/12	$0.1150
Long	06/1/12	06/5/12	06/7/12	$0.0661
Pre-Refunded	06/1/12	06/5/12	06/7/12	$0.0321
Renminbi	06/1/12	06/5/12	06/7/12	$0.0447
Short	06/1/12	06/5/12	06/7/12	$0.0245

MARKET VECTORS ETF TRUST

TAX INFORMATION
(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2012 income tax purposes will be sent to them in early 2013. Please consult your tax advisor for proper treatment of this information.

Of the dividends and distributions paid by the Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Fund

CEF Municipal	98.20%
High-Yield	98.78%
Intermediate	100.00%
Long	99.51%
Pre-Refunded	100.00%
Short	99.94%

For CEF Municipal, 1.80% of the dividends and distributions paid were from ordinary income. For High-Yield, 1.22% of the dividends and distributions paid were from ordinary income. For Long, 0.49% of the dividends and distributions paid were from ordinary income. For Short, 0.06% of the dividends and distributions paid were from long-term capital gains.

The Fund listed below intended to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the calendar year 2011 by the Fund was as shown below.

Fund	Foreign Tax Credit	Gross Foreign Source Income

Emerging Markets	$560,826	$25,914,967

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CEF Municipal Income ETF, Emerging Markets Local Currency Bond ETF, Fallen Angel High Yield Bond ETF, High-Yield Municipal Index ETF, Intermediate Municipal Index ETF, Investment Grade Floating Rate ETF, International High Yield Bond ETF, LatAm Aggregate Bond ETF, Long Municipal Index ETF, Mortgage REIT Income ETF, Pre-Refunded Municipal Index ETF, Renminbi Bond ETF, and Short Municipal Index ETF (thirteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of April 30, 2012, and the related statements of operations, the changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at April 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 22, 2012

BOARD OF TRUSTEES AND OFFICERS
April 30, 2012 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

David H. Chow, 54* †	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	59

Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC, May 2008 to present; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee; Secretary and Board Member of the Stamford CFA Society.

R. Alastair Short, 58* †	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Richard D. Stamberger, 53* †	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	69	None.

Interested Trustee:

Jan F. van Eck, 48[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	59	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
[4]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)

Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 36	Vice President	Since 2012

Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 43	Vice President	Since 2012

Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 57	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (since December 2006) and of VESC (since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 - December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martinez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(unaudited)

At a meeting held on February 27, 2012 (the “Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each an “Investment Management Agreement”) with respect to the Market Vectors Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Global Fallen Angel Bond ETF, Global High Yield Bond ETF, Global High Yield US$ Bond ETF and International US$ High Yield Bond ETF (collectively, the “Funds”).

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions at the Meeting with, among others, management of the Funds and the Adviser, information obtained at prior meetings of the Trustees among themselves and/or with management and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement. The Trustees also considered information respecting the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the proposed service providers.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of other funds. The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any it may receive from providing administrative services to each of the Funds and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of each Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the relevant Fund and such Fund’s shareholders.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor: Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com
Account Assistance: 1.888.MKT.VCTR

   FIXEDAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No response required.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David H. Chow, R.
     Alastair Short and Richard D. Stamberger, members of the Audit and Corporate
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst & Young, as principal accountant for the Market Vectors ETF
     Trust, billed audit fees of $196,000 for the period ending April 30, 2012 and $160,270 for the period ending April 30, 2011 for Fallen Angel High
     Yield Bond ETF, Investment Grade Floating Rate ETF, Mortgage REIT Income
     ETF, Emerging Markets Local Currency Bond ETF, International High Yield
     Bond ETF, LatAm Aggregate Bond ETF, Renminbi Bond ETF, CEF Municipal
     Income ETF, High Yield Municipal Index ETF, Intermediate Municipal Index ETF,
     Long Municipal Index ETF, Pre-Refunded Municipal Index ETF and Short
     Municipal Index ETF.

(b)  Audit-Related Fees

None

(c)  Tax Fees

     Ernst & Young billed tax fees of $62,196 for the period ending April 30,
     2012 and $31,240 for the period ending April 30, 2011.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule
     30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR
     240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule
       30a-2(a) under the Act (17 CFR 270.30a-2) is attached as
       Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ----------------------------------------------------------

Date June 29, 2012
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date June 29, 2012
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date June 29, 2012
     -------------